Filed Pursuant to Rule 433
                                                      File Number: 333-127620-19

                     FFMLT 2006-FF3 FREE WRITING PROSPECTUS
                     --------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412105002050/0000914121-05-
002050.txt.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.

          THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS
                             DATED FEBRUARY 7, 2006

    Free Writing Prospectus Supplement to Prospectus Dated November 17, 2005

                                  $951,620,000
                                (Approximate)(1)

               Mortgage Pass-Through Certificates, Series 2006-FF3

                              FFMLT Trust 2006-FF3
                                 Issuing Entity

                          GS Mortgage Securities Corp.
                                    Depositor

                         Goldman Sachs Mortgage Company
                                     Sponsor

                     National City Home Loan Services, Inc.
                                    Servicer

--------------------------------------------------------------------------------
Consider carefully the Risk Factors beginning on page S-15 in this prospectus supplement and page 2 in the accompanying prospectus.

The certificates will represent interests in FFMLT Trust 2006-FF3 and will not represent interests in or obligations of GS Mortgage Securities Corp., the underwriter, the servicer, Goldman Sachs Mortgage Company, the responsible party, the trustee or any of their respective affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.
--------------------------------------------------------------------------------

The following securities are being offered:

            Approximate
           Initial Class
             Principal           Pass-                             Ratings
Class        Balance(1)      Through Rate         Type          (S&P/Moody's)
-----        ----------      ------------         ----          -------------
 A-1      $ 240,480,000       Variable(2)        Senior            AAA/Aaa
A-2A      $ 280,265,000       Variable(3)        Senior            AAA/Aaa
A-2B      $ 247,710,000       Variable(4)        Senior            AAA/Aaa
A-2C      $  31,680,000       Variable(5)        Senior            AAA/Aaa
 M-1      $  33,774,000       Variable(6)      Subordinate         AA+/Aa1
 M-2      $  30,793,000       Variable(7)      Subordinate         AA+/Aa2
 M-3      $  17,881,000       Variable(8)      Subordinate         AA/Aa3
 M-4      $  16,390,000       Variable(9)      Subordinate          AA/A1
 M-5      $  14,900,000      Variable(10)      Subordinate          AA/A2
 M-6      $  14,403,000      Variable(11)      Subordinate          A+/A3
 M-7      $  12,914,000       Variable(12)     Subordinate         A/Baa1
 M-8      $  10,430,000       Variable(13)     Subordinate         A/Baa2
  R         $        50         N/A(14)      Senior/Residual       AAA/N/A
 RC         $       100         N/A(14)      Senior/Residual       AAA/N/A
 RX         $        50         N/A(14)      Senior/Residual       AAA/N/A

-----------------
Footnotes appear on the following page.

Each class of certificates will receive monthly distributions of interest, principal or both, commencing on March 27, 2006.

Assets of the Issuing Entity--

      o Fixed- and adjustable-rate subprime mortgage loans secured by first lien mortgages or deeds of trust on residential real properties.

Credit Enhancement--

      o Subordination of the subordinate certificates to the senior certificates as described in this prospectus supplement under "Description of the Certificates--Distributions of Interest and Principal"; and

      o Excess interest and overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions.

      Interest Rate Support--

      o An interest rate swap agreement with an interest rate swap counterparty, as swap provider, for the benefit of the certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement."

Goldman, Sachs & Co., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. GS MORTGAGE SECURITIES CORP. WILL NOT LIST THE OFFERED CERTIFICATES ON ANY SECURITIES EXCHANGE OR ON ANY AUTOMATED QUOTATION SYSTEM OF ANY SECURITIES ASSOCIATION.

                              Goldman, Sachs & Co.

         The date of this prospectus supplement is February [__], 2006.

(1)   Subject to a variance of +/- 5%.

(2) The Class A-1 certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group I Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions," and (iii) the WAC Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions."

(3) The Class A-2A certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions," and (iii) the WAC Cap.

(4) The Class A-2B certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap, and (iii) the WAC Cap.

(5) The Class A-2C certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap, and (iii) the WAC Cap.

(6) The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(7) The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(8) The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(9) The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(10) The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(11) The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(12) The Class M-7 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(13) The Class M-8 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(14) The Class R, Class RC and Class RX certificates are not entitled to receive any distributions of interest.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

      We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply directly to your series of certificates, and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

      We include cross references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

      Capitalized terms used in this prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page S-113 of this prospectus supplement, or have the meanings given to them on the page indicated in the "Index" beginning on page 123 of the prospectus.

      In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to GS Mortgage Securities Corp.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorised person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS

SUMMARY INFORMATION..........................................................S-7
RISK FACTORS................................................................S-15
THE MORTGAGE LOAN POOL......................................................S-33
    General.................................................................S-33
    The Mortgage Loans......................................................S-35
    The Group I Mortgage Loans..............................................S-36
    The Group II Mortgage Loans.............................................S-37
    Prepayment Premiums.....................................................S-38
    Adjustable-Rate Mortgage Loans..........................................S-38
    The Index...............................................................S-39
    Underwriting Guidelines.................................................S-39
    Credit Scores...........................................................S-43
THE SERVICER................................................................S-43
    General.................................................................S-43
    National City Home Loan Services, Inc...................................S-44
    NCHLS' Policies and Procedures..........................................S-46
    Prior Securitizations...................................................S-47
THE SPONSOR.................................................................S-47
STATIC POOL INFORMATION.....................................................S-48
THE DEPOSITOR...............................................................S-48
THE ISSUING ENTITY..........................................................S-49
THE TRUSTEE.................................................................S-49
INTEREST RATE SWAP COUNTERPARTY.............................................S-50
DESCRIPTION OF THE CERTIFICATES.............................................S-50
    General.................................................................S-50
    Book-Entry Registration.................................................S-52
    Definitive Certificates.................................................S-55
    Assignment of the Mortgage Loans........................................S-56
    Delivery of Mortgage Loan Documents.....................................S-56
    Representations and Warranties Relating to the Mortgage Loans...........S-57
    Payments on the Mortgage Loans..........................................S-63
    Distributions...........................................................S-64
    Administration Fees.....................................................S-65
    Priority of Distributions Among Certificates............................S-65
    Distributions of Interest and Principal.................................S-66
    Allocation of Principal Payments to Class A Certificates................S-71
    Supplemental Interest Trust.............................................S-72
    Calculation of One-Month LIBOR..........................................S-72
    Excess Reserve Fund Account.............................................S-72
    Interest Rate Swap Agreement............................................S-73
    Overcollateralization Provisions........................................S-75
    Restrictions on Transfer of the Residual Certificates...................S-76
    Reports to Certificateholders...........................................S-78
    Yield on the Residual Certificates......................................S-79
THE POOLING AND SERVICING AGREEMENT.........................................S-80
    General.................................................................S-80
    Subservicers............................................................S-80
    Servicing and Trustee Fees and Other Compensation and Payment
      of Expenses...........................................................S-80
    P&I Advances and Servicing Advances.....................................S-81
    Prepayment Interest Shortfalls..........................................S-82
    Servicer Reports........................................................S-82
    Collection and Other Servicing Procedures...............................S-83
    Hazard Insurance........................................................S-83
    Realization Upon Defaulted Mortgage Loans...............................S-84
    Optional Repurchase of Delinquent Mortgage Loans........................S-84
    Removal and Resignation of the Servicer.................................S-84
    Eligibility Requirements for Trustee; Resignation and
      Removal of Trustee....................................................S-86
    Termination; Optional Clean-up Call.....................................S-87
    Amendment...............................................................S-88
    Certain Matters Regarding the Depositor, the Servicer and the Trustee...S-89
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-89
    Structuring Assumptions.................................................S-89
    Defaults................................................................S-95
    Prepayment Considerations and Risks.....................................S-95
    Overcollateralization Provisions........................................S-97
    Subordinated Certificates...............................................S-97
    Effect on Yields Due to Rapid Prepayments...............................S-98
    Weighted Average Lives of the LIBOR Certificates........................S-98
    Decrement Tables........................................................S-98
    WAC Cap................................................................S-106
    Last Scheduled Distribution Date.......................................S-107
FEDERAL INCOME TAX CONSEQUENCES............................................S-107
    General................................................................S-107
    Taxation of Regular Interests..........................................S-108
    Residual Certificates..................................................S-108
    Status of the Offered Certificates.....................................S-109
    The Basis Risk Contract Component......................................S-110
    Other Matters..........................................................S-111
STATE AND LOCAL TAXES......................................................S-111
ERISA CONSIDERATIONS.......................................................S-111
LEGAL INVESTMENT...........................................................S-113
LEGAL MATTERS..............................................................S-114
REPORTS TO CERTIFICATEHOLDERS..............................................S-114
RATINGS....................................................................S-115
GLOSSARY OF TERMS..........................................................S-116
ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS.........I-1

ANNEX II - INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE.........II-1
SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET............................A-1

                               SUMMARY INFORMATION

      The following summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand the terms of the offered certificates, read carefully this entire prospectus supplement and the prospectus.

      This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the prospectus.

The Transaction Parties

      Sponsor. Goldman Sachs Mortgage Company, a New York limited partnership with its principal executive offices at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000.

      Depositor. GS Mortgage Securities Corp., a Delaware corporation with its principal executive offices at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000.

      Issuing Entity. FFMLT Trust 2006-FF3.

      Trustee. Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, and its telephone number is
(714) 247-6000.

      Servicer. National City Home Loan Services, Inc., a Delaware corporation and wholly-owned operating subsidiary of National City Bank of Indiana. The principal executive office of NCHLS is located at 150 Allegheny Center, LOC 23-501, Pittsburgh, Pennsylvania 15212 and its telephone number is
(800)-346-6437.

      Responsible Party. First Franklin Financial Corporation, a subsidiary of National City Bank of Indiana, a Delaware corporation. The principal executive office of the responsible party is located at 2150 North First Street, San Jose, California 95131, and its telephone number is 800-464-8203.

      Swap Provider. A swap provider that has a counterparty rating of "Aaa" from Moody's Investors Service, Inc. and a credit rating of at least "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings) will be employed in connection with this transaction.

      The following diagram illustrates the various parties involved in the transaction and their functions.

    First Franklin
 Financial Corporation
  (Responsible Party)
           |
           |
           | Loans
           v
     Goldman Sachs
   Mortgage Company
       (Sponsor)
           |
           |
           | Loans
           v
      GS Mortgage
   Securities Corp.
      (Depositor)
           |
           |                   |------- Interest Rate Swap
           | Loans             |            Provider
           v                   |
 FFMLT Trust 2006-FF3 ----------------- National City Home Loan
   (Issuing Entity)            |        Services, Inc. (Servicer)
                               |
                               |------- Deutsche Bank National
                                        Trust Company (Trustee)

The Offered Certificates

      The FFMLT Trust 2006-FF3 will issue the Mortgage Pass-Through Certificates, Series 2006-FF3. Fifteen classes of the certificates - Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX- are being offered to you by this prospectus supplement. The Class R, Class RC and Class RX certificates are sometimes referred to as "residual certificates" in this prospectus supplement. The Class M-9, Class B-1 and Class B-2 certificates and the offered certificates, other than the residual certificates, are referred to as the "LIBOR certificates" in this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B and Class A-2C certificates generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX certificates represent interests in all of the mortgage loans in the trust.

The Other Certificates

      The trust will also issue six other classes of certificates--the Class M-9, Class B-1, Class B-2, Class X, Class C and Class P certificates--that are not being offered by this prospectus supplement.

      The Class M-9 certificates will have an initial class principal balance of approximately $7,946,000. The Class M-9 certificates represent interests in all of the mortgage loans in the trust.

      The Class B-1 certificates will have an initial class principal balance of approximately $6,954,000. The Class B-1 certificates represent interests in all of the mortgage loans in the trust.

      The Class B-2 certificates will have an initial class principal balance of approximately $9,933,000. The Class B-2 certificates represent interests in all of the mortgage loans in the trust.

      The Class X certificates will initially represent an interest of approximately 1.70% of the aggregate scheduled principal balance of the mortgage loans in the trust, which is the initial overcollateralization required by the pooling and servicing agreement.

      The Class C certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class C certificates will be entitled to direct National City Home Loan Services, Inc. to exercise the optional clean-up call, as further described in this prospectus supplement.

      The Class P certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

      The certificates will represent undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Structural Overview

      The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.


               Accrued        ----------------------    ^
             certificate                  Class A-2A    |
              interest,       Class A-1   Class A-2B    |
               then                       Class A-2C    |
              principal       ----------------------    |
                 |                   Class M-1          |
                 |            ----------------------    |
                 |                   Class M-2          |
                 |            ----------------------    |
                 |                   Class M-3          |
                 |            ----------------------    |
                 |                   Class M-4          |
                 |            ----------------------    |
                 |                   Class M-5          |
                 |            ----------------------    |
                 |                   Class M-6          |
                 |            ----------------------    |
                 |                   Class M-7          |
                 |            ----------------------    |
                 |                   Class M-8          |
                 |            ----------------------    |
                 |                   Class M-9          |
                 |            ----------------------    |
                 |                   Class B-1          |
                 |            ----------------------    |
                 |                   Class B-2          |
                 |            ----------------------    |
                 |                    Class X           |
                 v            ----------------------  Losses


Closing Date

      On or about February 23, 2006.

Cut-off Date

      February 1, 2006.

Statistical Calculation Date

      All statistical information regarding the mortgage loans in this prospectus supplement is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date of January 1, 2006, unless otherwise specified in this prospectus supplement.

Distribution Date

      Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in March 2006, to the holders of record on the preceding record date.

Last Scheduled Distribution Date

      The last scheduled distribution date is the distribution date in February 2036. See "Prepayment and Yield Considerations--Last Scheduled Distribution Date" in this prospectus supplement.

Record Date

      The record date for the LIBOR certificates for any distribution date will be the last business day of the applicable interest accrual period, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month preceding the month in which the related distribution date occurs. The Class R, Class RC and Class RX certificates will be offered only in definitive form and the record date for the residual certificates will be the last business day of the month preceding the month in which the related distribution date occurs.

Pass-Through Rates

      The offered certificates will have the pass-through rates set forth on page S-2 of this prospectus supplement.

      Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

Interest Accrual Period

      The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

      The residual certificates will not be entitled to any distributions of interest.

Distribution Priorities

      Distributions on the certificates are required to be made monthly on each distribution date from available funds (after giving effect to the payment of any fees and expenses of the servicer and the trustee) to the classes of certificates in the following order of priority:

      (a) to an account for payment to the provider of the interest swap agreement of certain amounts payable to the swap provider;

      (b) (i) from the portion of the available funds allocable to interest payments on the mortgage loans, (i) first, to the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates, their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, payable first from the interest payments on the mortgage loans in the applicable loan group related to those classes of certificates, and
(ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, in that order, their accrued certificate interest;

      (ii) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, from the portion of the available funds allocable to principal payments on the mortgage loans (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), (i) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, in that order, until their respective class certificate balances have been reduced to zero;

      (c) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (i) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for the Class A certificates until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, in that order, in each case, the lesser of the remaining portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for that class of certificates (as further described in

"Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero;


      (d) any amount remaining after the distributions in clauses (a), (b) and
(c) above, (i) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, in that order, any unpaid interest amounts from prior distribution dates for those classes, (ii) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary of Terms" in this prospectus supplement) for that distribution date, (iii) third, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carry forward amount with respect to the LIBOR certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective basis risk carry forward amounts, (iv) fourth, to the supplemental interest trust, any defaulted swap termination payments owed to the swap provider and (v) to the Class X or the residual certificates, any remaining amounts.

      Principal payments on the Class A-1 certificates will generally be made from principal payments on the group I mortgage loans. Principal payments on the Class A-2A, Class A-2B and Class A-2C certificates will generally be made from principal payments on the group II mortgage loans, and such payments will be paid sequentially, to the Class A-2A, Class A-2B and Class A-2C certificates, in that order, until their respective class certificate balances have been reduced to zero. However, from and after the distribution date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be distributed pro rata to the Class A certificates, based on their respective class certificate balances, until their class certificate balances have been reduced to zero.

      "Stepdown Date" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means the earlier to occur of (a) the date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the distribution date in March 2009 and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to 38.90% of the aggregate stated principal balance of the mortgage loans for that distribution date.

      "Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means with respect to any distribution date, the circumstances in which (i) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent or (ii) the aggregate amount of realized losses incurred since the cut-off date, in each case, exceeds the applicable percentages described in the definition of "Trigger Event" included in the "Glossary of Terms."

      In addition to the distributions set forth above, distributions will be required to be made to certificateholders from any payments received by the trust under the interest rate swap agreement. Such payments will be made in the order and priority described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

Credit Enhancement

      The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

o an initial overcollateralization amount of approximately 1.70% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date,

o the use of excess interest, after taking into account certain payments received or paid by the trust under the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization at a specified level,

o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

o the allocation of losses on the mortgage loans to the most subordinate classes of certificates then outstanding.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with a swap provider that has a counterparty rating of "Aaa" from Moody's Investors Service, Inc. and a credit rating of at least "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). Under the interest rate swap agreement, with respect to the first 60 distribution dates the trust will pay to the swap provider a fixed payment at a rate of 4.950% per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to a scheduled notional amount. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 60 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in February 2011.

      For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

      The mortgage loans to be included in the trust will be fixed- and adjustable- rate subprime mortgage loans secured by first lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by Goldman Sachs Mortgage Company, an affiliate of the depositor, from First Franklin Financial Corporation, a subsidiary of National City Bank of Indiana. Each of Goldman Sachs Mortgage Company and the responsible party will make certain representations and warranties relating to the mortgage loans.

      On the closing date, the sponsor will transfer the mortgage loans to the depositor and the trust will acquire the mortgage loans from the depositor. As of the statistical calculation date, the aggregate scheduled principal balance of the mortgage loans was approximately $1,000,571,470, of which approximately 85.73% are adjustable-rate and approximately 14.27% are fixed-rate.

      The mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of 357 months and have the following approximate characteristics as of the statistical calculation date:


                       Selected Mortgage Loan Pool Data(1)

                                                                 Group I                        Group II
                                                      -----------------------------   -----------------------------
                                                      Adjustable-Rate    Fixed-Rate   Adjustable-Rate    Fixed-Rate        Aggregate
                                                      ---------------   -----------   ---------------   -----------   --------------
Scheduled Principal Balance:                             $249,685,422   $51,082,196      $608,133,755   $91,670,097   $1,000,571,470
Number of Mortgage Loans:                                       1,550           365             2,063           600            4,578
Average Scheduled Principal Balance:                         $161,087      $139,951          $294,781      $152,783         $218,561
Weighted Average Gross Interest Rate:                          7.417%        7.126%            7.373%        7.834%           7.414%
Weighted Average Net Interest Rate:(2)                         6.907%        6.616%            6.863%        7.324%           6.904%
Weighted Average Original FICO Score:                             635           651               657           629              649
Weighted Average Original LTV Ratio:(3)                        80.23%        73.02%            80.75%        79.76%           80.14%
Weighted Average Combined LTV with
  Silent Seconds:(3)                                           86.16%        75.14%            92.86%        82.73%           89.36%
Weighted Average Stated Remaining Term (months):                  359           343               359           351              357
Weighted Average Seasoning (months):                                1             1                 1             1                1
Weighted Average Months to Roll:(4)                                26           N/A                26           N/A               26
Weighted Average Gross Margin:(4)                               5.55%           N/A             5.40%           N/A            5.45%
Weighted Average Initial Rate Cap:(4)                           2.99%           N/A             2.99%           N/A            2.99%
Weighted Average Periodic Rate Cap:(4)                          1.00%           N/A             1.00%           N/A            1.00%
Weighted Average Gross Maximum Lifetime Rate:(4)               13.42%           N/A            13.37%           N/A           13.39%
% of Silent Seconds(5)                                         30.70%        12.43%            64.03%        16.77%           48.75%
Weighted Average Back-Debt to Income Ratio:                    43.10%        41.72%            43.17%        38.60%           42.66%


------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) The original LTV ratio reflects the loan-to-value ratio; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the mortgage loans, plus the original principal balance of any subordinate lien mortgage loan outside of the mortgage pool secured by the same mortgaged properties, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable-rate mortgage loans only.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      Generally, after an initial fixed-rate period, the interest rate on each adjustable-rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, in each case, subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      The first adjustment date generally will occur only after an initial period of approximately six months to five years.

      For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

      National City Home Loan Services, Inc. will act as servicer of the mortgage loans. The servicer will be obligated to service and administer the mortgage loans on behalf of the trust, for the benefit of the holders of the certificates. See "The Servicer" and "The Pooling and Servicing Agreement" in this prospectus supplement.

Optional Termination of the Trust

      The majority holders in the aggregate of the Class C certificates may, at their option, direct the servicer to purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The purchase of the mortgage loans would result in the final distribution on the certificates on that distribution date.

Advances

      The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans and cash advances to preserve and protect the mortgaged property (such as for taxes and insurance), unless the servicer reasonably believes that the cash advances cannot be repaid from future payments or other collections on the mortgage loans for which the advances are being made. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses.

Denominations

      The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50.

Servicing and Trustee Fees

      The servicer is entitled with respect to each mortgage loan serviced by it to a monthly servicing fee, which will be retained by the servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee will be an amount equal to interest at one twelfth of a rate equal to 0.50% on the stated principal balance of each mortgage loan.

      The trustee is entitled with respect to each mortgage loan to a monthly trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan.

Optional Repurchase of Defaulted Mortgage Loans

      The depositor has the option, but is not obligated, to purchase from the trust any mortgage loan that is 90 days or more delinquent as described in this prospectus supplement under "The Pooling and Servicing Agreement--Optional Repurchase of Defaulted Mortgage Loans."

Required Repurchases or Substitutions of Mortgage Loans

      If with respect to any mortgage loan any of the representations and warranties made by the responsible party are breached in any material respect as of the date made, or there exists any uncured material document defect, the responsible party will be obligated to repurchase, or substitute for, the mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

      If a mortgagor with respect to a mortgage loan fails to make its first payment after the date that mortgage loan was purchased by GSMC from the responsible party, the trust, at its option, may direct the responsible party to repurchase that mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans."

ERISA Considerations

      Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates, other than the residual certificates, may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code. Sales of the residual certificates to such plans or retirement arrangements are prohibited.

      In making a decision regarding investing in any class of offered certificates, other than the residual certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

      Cadwalader, Wickersham & Taft LLP acted as tax counsel to GS Mortgage Securities Corp. and is of the opinion that:

o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes,

o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk carry forward amounts pursuant to the payment priorities in the transaction. Each interest in basis risk carry forward amounts will be treated as an interest rate cap contract for federal income tax purposes,

o the Class RC certificates will represent the beneficial ownership of the residual interest in the REMIC that will hold the mortgage loans,

o the Class R certificates will represent the beneficial ownership of the residual interest in certain other REMICs formed pursuant to the pooling and servicing agreement, and

o the Class RX certificates will represent the beneficial ownership of the residual interest in another REMIC formed pursuant to the pooling and servicing agreement.

Legal Investment

      The Class A-1, A-2A, A-2B, A-2C, M-1, M-2, M-3, M-4, M-5, R, RC and RX certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended - commonly known as SMMEA - so long as those certificates are rated in one of the two highest rating categories by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. The Class M-6, Class M-7 and Class M-8 certificates will not constitute "mortgage related securities" for purposes of SMMEA and, as a result, the appropriate characterization of those classes of certificates under various legal investment restrictions and the ability of investors subject to those restrictions to purchase those classes are subject to significant interpretive uncertainties. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

      In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.:

                     Class         S&P       Moody's
                     -----         ---       -------
                      A-1          AAA         Aaa
                     A-2A          AAA         Aaa
                     A-2B          AAA         Aaa
                     A-2C          AAA         Aaa
                      M-1          AA+         Aa1
                      M-2          AA+         Aa2
                      M-3          AA          Aa3
                      M-4          AA           A1
                      M-5          AA           A2
                      M-6          A+           A3
                      M-7           A          Baa1
                      M-8           A          Baa2
                       R           AAA         N/A
                      RC           AAA         N/A
                      RX           AAA         N/A

      A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                                  RISK FACTORS

      THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS DISCUSSED BELOW AND UNDER THE HEADING "RISK FACTORS" IN THE PROSPECTUS.

      THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

      ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE OF JANUARY 1, 2006.

Less Stringent Underwriting           The mortgage loans were made, in part, to
Standards and the Resultant           borrowers who, for one reason or another,
Potential for Delinquencies on the    are not able, or do not wish, to obtain
Mortgage Loans Could Lead to Losses   financing from traditional sources. These
on Your Certificates                  mortgage loans may be considered to be of
                                      a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk of loss than if the mortgage loans were made to other types of borrowers.

                                      The underwriting standards used in the
                                      origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Mortgage loan borrowers may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased Use of New Mortgage         In recent years, borrowers have
Loan Products by Borrowers May        increasingly financed their homes with new
Result in Decline in Real Estate      mortgage loan products, which in many
Values Generally                      cases have allowed them to purchase homes
                                      that they might otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the certificates, and your investment in the certificates, may not perform as you anticipate.

Violation of Various Federal, State   There has been an increased focus by state
and Local Laws May Result in Losses   and federal banking regulatory agencies,
on the Mortgage Loans                 state attorneys general offices, the
                                      Federal Trade Commission, the U.S.
                                      Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices.
                                      Sanctions have been imposed by state,
                                      local and federal governmental agencies
                                      for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

                                      Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                      The mortgage loans are also subject to
                                      federal laws, including:

                                      o     the Federal Truth in Lending Act and
                                            Regulation Z promulgated under that
                                            Act, which require certain
                                            disclosures to the mortgagors
                                            regarding the terms of the mortgage
                                            loans;

                                      o     the Equal Credit Opportunity Act and
                                            Regulation B promulgated under that
                                            Act, which prohibit discrimination
                                            on the basis of age, race, color,
                                            sex, religion, marital status,
                                            national origin, receipt of public
                                            assistance or the exercise of any
                                            right under the Consumer Credit
                                            Protection Act, in the extension of
                                            credit; and

                                      o     the Fair Credit Reporting Act, which
                                            regulates the use and reporting of
                                            information related to the
                                            mortgagor's credit experience.

                                      Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's
                                      failure to comply with certain
                                      requirements of federal and state laws
                                      could subject the trust (and other
                                      assignees of the mortgage loans) to
                                      monetary penalties, and result in the
                                      obligors' rescinding the mortgage loans
                                      against either the trust or subsequent
                                      holders of the mortgage loans.

                                      The responsible party will represent that each mortgage loan originated or acquired by it is in compliance with applicable federal, state and local laws and regulations. In addition, the responsible party will also represent that none of the mortgage loans (i) are "high cost loans,"
                                      (ii) are covered by the Home Ownership and Equity Protection Act of 1994, (iii) are in violation of, or classified as "high cost," "threshold," "predatory" or "covered" loans under, any other applicable state, federal or local law. No predatory or deceptive lending practices, as defined by applicable laws, including, without limitation, the extension of credit without regard to the ability of the mortgagor to repay and the extension of credit which has no apparent benefit to the mortgagor, were employed in the origination of the mortgage loan or (iv) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary). In the event of a breach of any of such representations, the responsible party will be obligated to cure such breach or repurchase or, for a limited period of time, replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Geographic Concentration of the       Different geographic regions of the United
Mortgage Loans in Particular          States from time to time will experience
Jurisdictions May Result in Greater   weaker regional economic conditions and
Losses If Those Jurisdictions         housing markets, and, consequently, may
Experience Economic Downturns         experience higher rates of loss and
                                      delinquency on mortgage loans generally.
                                      Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

                                      In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

                                      All mortgage loans

                                      California       Florida       Illinois
                                      ----------       -------       --------

                                      36.53%           7.58%         5.62%

                                      Group I mortgage loans

                                      California       Illinois      Florida
                                      ----------       --------      -------

                                      17.27%           7.87%         7.73%

                                      Group II mortgage loans

                                      California       Florida
                                      ----------       -------

                                      44.81%           7.52%

                                      Approximately 36.53% of the mortgage loans are secured by mortgaged properties that are located in California. Property in California may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

                                      Because of the relative geographic
                                      concentration of the mortgaged properties within the certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, fires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

                                      In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                                      The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time. Principal payments may affect the concentration levels. Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties. Because principal payments on the mortgage loans are payable to the subordinated certificates at a slower rate than principal payments are made to the Class A certificates, the subordinated certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.

Effect on Yields Caused by            Mortgagors may prepay their mortgage loans
Prepayments, Defaults and Losses      in whole or in part at any time. A
                                      prepayment of a mortgage loan generally
                                      will result in a prepayment on the
                                      certificates. We cannot predict the rate at which mortgagors will repay their mortgage loans. We cannot assure you that the actual prepayment rates of the mortgage loans included in the trust will conform to any historical prepayment rates or any forecasts of prepayment rates described or reflected in any reports or studies relating to pools of mortgage loans similar to the types of mortgage loans included in the trust.

                                      If you purchase your certificates at a
                                      discount and principal is repaid slower
                                      than you anticipate, then your yield may be lower than you anticipate.

                                      If you purchase your certificates at a
                                      premium and principal is repaid faster
                                      than you anticipate, then your yield may be lower than you anticipate.

                                      The rate of prepayments on the mortgage
                                      loans will be sensitive to prevailing
                                      interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

                                      The prepayment behavior of the
                                      adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                                      Approximately 74.03% of the group I
                                      mortgage loans and approximately 74.34% of the group II mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from one year to three years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

                                      The responsible party or the sponsor may be required to purchase mortgage loans from the trust in the event certain breaches of their respective representations and warranties occur or, in the case of the responsible party, certain material document defects occur, which in each case, have not been cured. In addition, the responsible party may be required to purchase mortgage loans from the trust in the event that a mortgagor with respect to a mortgage loan failed to make its first payment after the date that mortgage loan was sold to the sponsor by the responsible party. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

                                      The majority Class C certificateholders
                                      may, at their option, direct the servicer to purchase all of the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of all of the mortgage loans as of the cut-off date.

                                      If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                                      As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, will result in an earlier return of principal to the LIBOR certificates and will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                                      The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.


                                      The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the subordinated certificates (i.e., the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates) do not receive any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in March 2009 unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the subordinated certificates may continue to receive no portion of the amount of principal then payable to the LIBOR certificates unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. The weighted average lives of the subordinated certificates will therefore be longer than would otherwise be the case.

                                      The value of your certificates may be
                                      reduced if the rate of default or the
                                      amount of losses is higher than expected.

                                      If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This would probably reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.


                                      Newly originated mortgage loans may be
                                      more likely to default, which may cause
                                      losses on the offered certificates.

                                      Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within the 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.


                                      The credit enhancement features may be
                                      inadequate to provide protection for the LIBOR certificates.

                                      The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 certificates and, to a lesser degree, the holders of the Class B-1 and Class B-2 certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.


                                      If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses, even if you own Class A certificates.

Interest Generated by the Mortgage    The weighted average of the interest rates
Loans May Be Insufficient to          on the mortgage loans is expected to be
Maintain the Required Level of        higher than the pass-through rates on the
Overcollateralization                 LIBOR certificates. Interest on the
                                      mortgage loans, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, is expected to generate more interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees and expenses payable by the trust. Any remaining interest will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest will be used to maintain the overcollateralization at the required level determined as described in this prospectus supplement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest available to the trust.

                                      Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest. In the event of a partial prepayment, the mortgage loan will be generating less interest.

                                      Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

                                      If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

                                      All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.39% of the adjustable-rate mortgage loans will not occur until six months after the date of origination. The first adjustment of the interest rates for approximately 0.20% of the adjustable-rate mortgage loans will not occur until one year after the date of origination. The first adjustment of the interest rates for approximately 78.01% of the adjustable-rate mortgage loans will not occur until two years after the date of origination. The first adjustment of the interest rates for approximately 18.40% of the adjustable-rate mortgage loans will not occur until three years after the date of origination. The first adjustment of the interest rates for approximately 3.00% of the adjustable-rate mortgage loans will not occur until five years after the date of origination. See "The Mortgage Loan Pool--Adjustable-Rate-Mortgage Loans" in this prospectus supplement. As a result, the pass through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rates on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass through rates on the LIBOR certificates cannot exceed the weighted average net interest rate of the mortgage loan pool, adjusted for net payments to or from the swap provider.

                                      If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

                                      Investors in the LIBOR certificates, and particularly the subordinated certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of Mortgage Interest Rates     The LIBOR certificates accrue interest at
and Other Factors on the              pass-through rates based on the one-month
Pass-Through Rates on the LIBOR       LIBOR index plus specified margins, but
Certificates                          are subject to certain limitations. Those
                                      limitations on the pass-through rates for the LIBOR certificates are based, in part, on the weighted average of the net interest rates on the mortgage loans adjusted for net payments to or from the swap provider.

                                      A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

                                      The interest rates on the fixed-rate
                                      mortgage loans will not adjust, and the
                                      interest rates on the adjustable-rate
                                      mortgage loans are based on a six-month
                                      LIBOR index. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their interest rates, and approximately 73.74% of the adjustable-rate mortgage loans in group I and approximately 79.77% of the adjustable-rate mortgage loans in group II will have the first adjustment to their interest rates after two years, with the remainder having their first adjustment either six months, one year, three years or five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates on the LIBOR certificates, those LIBOR certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                                      The six-month LIBOR index may change at
                                      different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                                      The pass-through rates for the LIBOR
                                      certificates adjust monthly and are
                                      subject to maximum interest rate caps
                                      while the interest rates on the
                                      adjustable-rate mortgage loans adjust less frequently and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates on the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.


                                      If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.


                                      If the pass-through rates on the LIBOR
                                      certificates are limited for any
                                      distribution date due to a cap based on
                                      the weighted average net interest rates of the mortgage loans (adjusted for net payments to or from the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. However, we cannot assure you that these funds will be sufficient to fully cover these shortfalls.

Effect on Yields Due to Rapid         Any net payment payable to the swap
Prepayments; No Assurance of          provider under the terms of the interest
Amounts Received Under the Interest   rate swap agreement will reduce amounts
Rate Swap Agreement                   available for distribution to
                                      certificateholders, and may reduce the
                                      pass-through rates on the LIBOR
                                      certificates.

                                      If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the LIBOR certificates.

                                      In addition, certain swap termination
                                      payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

                                      Any amounts received under the interest
                                      rate swap agreement will be applied as
                                      described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds 4.950%. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

                                      See "Description of the
                                      Certificates--Distributions of Interest
                                      and Principal," "--Supplemental Interest
                                      Trust" and "--Interest Rate Swap
                                      Agreement" in this prospectus supplement.

Prepayments on the Mortgage Loans     When a voluntary principal prepayment is
Could Lead to Shortfalls in the       made by the mortgagor on a mortgage loan,
Distribution of Interest on Your      the mortgagor is charged interest on the
Certificates                          amount of prepaid principal only up to the
                                      date of the prepayment, instead of for a full month. However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with principal prepayments and thirty days' interest on the amount prepaid, but only to the extent of the applicable monthly servicing fee for the related distribution date.

                                      If the servicer fails to make such
                                      compensating interest payments or the
                                      shortfall exceeds the monthly servicing
                                      fee for the related distribution date,
                                      there will be fewer funds available for
                                      the distribution of interest on the
                                      certificates. Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The Weighted Average Lives of, and    The weighted average lives of, and the
the Yields to Maturity on, the        yields to maturity on, the Class M-1,
Subordinated Certificates are         Class M-2, Class M-3, Class M-4, Class
Sensitive to Mortgagor Defaults and   M-5, Class M-6, Class M-7, Class M--8,
Losses on the Mortgage Loans          Class M-9, Class B-1 and Class B-2
                                      certificates will be progressively more
                                      sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date, will reduce the certificate principal balance of the Class B-2, Class B-1, Class M-9, Class
                                      M-8, Class M-7, Class M-6, Class M-5,
                                      Class M-4, Class M-3, Class M-2 and Class
                                      M-1 certificates, in that order. As a
                                      result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case.

                                      Once a realized loss on a mortgage loan is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount and the holder of the certificate will not be entitled to reimbursements for such lost interest or principal even if funds are available for reimbursement, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they have been liquidated.

                                      Unless the aggregate certificate principal balances of the Class A certificates have been reduced to zero, the subordinated certificates will not be entitled to any principal distributions until March 2009 or a later date as described in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the subordinated certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of those certificates have a greater risk of suffering a loss on their investments. Further, because those certificates might not receive any principal if certain delinquency levels occur, it is possible for those certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

                                      In addition, the multiple class structure of the subordinated certificates causes the yield of those classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of those certificates according to the priorities described in this prospectus supplement, the yield to maturity on the subordinated certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. The yield to maturity on the subordinated certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of subordinated certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the subordinated certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.


                                      Finally, the effect on the market value of the subordinated certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

Delay in Receipt of Liquidation       Substantial delays could be encountered in
Proceeds; Liquidation Proceeds May    connection with the liquidation of
Be Less Than the Mortgage Loan        delinquent mortgage loans. Further,
Balance                               reimbursement of advances made on a
                                      mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

High Loan-to-Value Ratios Increase    Mortgage loans with higher original
Risk of Loss                          loan-to-value ratios may present a greater
                                      risk of loss than mortgage loans with
                                      original loan-to-value ratios of 80% or
                                      below. Approximately 24.63% of the
                                      mortgage loans had original loan-to-value ratios greater than 80%, calculated as described under "The Mortgage Loan
                                      Pool--General" in this prospectus
                                      supplement.

                                      Additionally, the determination of the
                                      value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties if current appraisals were obtained.

Some of the Mortgage Loans Have an Approximately 60.35% of the mortgage loans Initial Interest-Only Period, Which have an initial interest-only period of up
May Result in Increased               to five years. During this period, the
Delinquencies and Losses              payment made by the related mortgagor will
                                      be less than it would be if the principal of the mortgage loan was required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period.
                                      As a result, no principal payments will be made on the LIBOR certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

                                      After the initial interest-only period,
                                      the scheduled monthly payment on these
                                      mortgage loans will increase, which may
                                      result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by the applicable credit enhancement described in this prospectus supplement, will be allocated to the LIBOR certificates in reverse order of seniority.

                                      The use of mortgage loans with an initial interest-only period has recently increased in popularity in the mortgage marketplace, but historical performance data for interest-only mortgage loans is limited as compared to performance data for mortgage loans that amortize from origination. The performance of interest-only mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the mortgaged property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in Full of a Balloon Loan    Approximately 1.03% of the mortgage loans
Depend on the Borrower's Ability to   as of the statistical calculation date
Refinance the Balloon Loan or Sell    will not be fully amortizing over their
the Mortgaged Property                terms to maturity and, thus, will require
                                      substantial principal payments, i.e.,
                                      balloon payments, at their stated
                                      maturity. Mortgage loans with balloon
                                      payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

                                      o     the level of available interest
                                            rates at the time of sale or
                                            refinancing;

                                      o     the borrower's equity in the related
                                            mortgaged property;

                                      o     the financial condition of the
                                            mortgagor;

                                      o     tax laws;

                                      o     prevailing general economic
                                            conditions; and

                                      o     the availability of credit for
                                            single family real properties
                                            generally.

The Interest Rate Swap Agreement Is   The assets of the trust include an
Subject to Counterparty Risk          interest rate swap agreement that will
                                      require the swap provider to make certain payments for the benefit of the holders of the LIBOR certificates. To the extent that payments on the LIBOR certificates depend in part on payments to be received by the trustee under the interest rate swap agreement, the ability of the trustee to make those payments on those certificates will be subject to the credit risk of the swap provider. See "Description of the Certificates--Interest Rate Swap
                                      Agreement" in this prospectus supplement.

The Credit Rating of the Swap         The swap provider under the interest rate
Provider Could Affect the Rating of   swap agreement will have, as of the
the Offered Certificates              closing date, a counterparty rating of
                                      "Aaa" from Moody's Investors Service, Inc.
                                      and a credit rating of at least "AA+" from Standard & Poor's Ratings Services, a division of The McGraw Hill Companies,
                                      Inc. (or has a guarantor that has such
                                      ratings). The ratings on the offered
                                      certificates are dependent in part upon
                                      the credit ratings of the swap provider.
                                      If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected.
                                      See "Description of the
                                      Certificates--Interest Rate Swap
                                      Agreement" in this prospectus supplement.

The Responsible Party May Not Be      The responsible party will make various
Able to Repurchase Defective          representations and warranties related to
Mortgage Loans                        the mortgage loans. Those representations
                                      are summarized in "Description of the
                                      Certificates--Representations and
                                      Warranties Relating to the Mortgage Loans" in this prospectus supplement.

                                      If the responsible party fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then the responsible party would be required to repurchase the defective mortgage loan. It is possible that the responsible party may not be capable of repurchasing any defective mortgage loans, for financial or other reasons. The inability of the responsible party to repurchase defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

Bankruptcy of the Depositor or        The depositor and the sponsor may be
the Sponsor May Delay or Reduce       eligible to become a debtor under the
Collections on Loans                  United States Bankruptcy Code. If the
                                      depositor or the sponsor for the
                                      certificates were to become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage loans constitute property of the debtor, or whether they constitute property of the trust. If the bankruptcy court were to determine that the mortgage loans constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders. The mortgage loans would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage loans from the sponsor to the depositor and from the depositor to the trust are treated as true sales, rather than pledges, of the mortgage loans.

                                      The transactions contemplated by this
                                      prospectus supplement and the related
                                      prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers described above should be treated as true sales, and not as pledges. The mortgage loans should accordingly be treated as property of the related issuing entity and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

                                      However, there can be no assurance that a bankruptcy court would not recharacterize the transfers described above as borrowings of the depositor or sponsor secured by pledges of the mortgage loans. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize these transfers were to be denied, delays in payments on the mortgage loans and resulting delays or losses on the certificates could result.

External Events May Increase the      In response to previously executed and
Risk of Loss on the Mortgage Loans    threatened terrorist attacks in the United
                                      States and foreign countries, the United
                                      States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who are called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers
                                      Civil Relief Act and any comparable state law, will apply. Substantially all of the mortgage loans have interest rates which exceed such limitation, if applicable.
                                      This may result in interest shortfalls on the mortgage loans, which, in turn will be allocated ratably in reduction of accrued interest on all classes of LIBOR certificates, irrespective of the availability of excess cash flow or other credit enhancement. None of the depositor, the underwriter, the sponsor, the responsible party, the servicer, the trustee or any other person has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Legal
                                      Aspects of the Mortgage
                                      Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

The Certificates Are Obligations of   The certificates will not represent an
the Trust Only                        interest in or obligation of the
                                      depositor, the sponsor, the underwriter, the sponsor, the responsible party, the servicer, the trustee or any of their respective affiliates. Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriter, the responsible party, the servicer, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust will be the sole source of payments on the certificates, and there will be no recourse to the depositor, the underwriter, the sponsor, the responsible party, the servicer, the trustee or any other person in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your Investment May Not Be Liquid     The underwriter intends to make a
                                      secondary market in the offered
                                      certificates, but it will have no
                                      obligation to do so. We cannot assure you that such a secondary market will develop or, if it develops, that it will continue.
                                      Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate;
                                      these fluctuations may be significant and could result in significant losses to you.

                                      The secondary markets for asset-backed
                                      securities have experienced periods of
                                      illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. The Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of those certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The Ratings on Your Certificates      Each rating agency rating the offered
Could Be Reduced or Withdrawn         certificates may change or withdraw its
                                      initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The Servicing Fee May Be              To the extent that this prospectus
Insufficient to Engage a              supplement indicates that the fee payable
Replacement Servicer                  to the servicer is based on a fee rate
                                      that is a percentage of the outstanding
                                      mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract a replacement servicer to accept an appointment. In addition, to the extent the mortgage pool of any series has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement may not be sufficient to attract a replacement to accept an appointment.

The Offered Certificates May Not Be   The offered certificates are not suitable
Suitable Investments                  investments for any investor that requires
                                      a regular or predictable schedule of
                                      monthly payments or payment on any
                                      specific date. The offered certificates
                                      are complex investments that should be
                                      considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Risks Related to the Class R,         The holders of the residual certificates
Class RC and Class RX Certificates    must include the taxable income or loss of
                                      the related REMIC or REMICs in determining their federal taxable income. Prospective investors are cautioned that the residual certificateholders' REMIC taxable income and the tax liability associated with the residual certificates may be substantial during certain periods, in which event the holders of the residual certificates must have sufficient sources of funds to pay such tax liability. Other than an initial distribution on the first distribution date, it is not anticipated that the residual certificateholders will receive distributions from the trust. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the residual certificates will be treated as "excess inclusion" income, resulting in (i) the inability of those holders to use net operating losses to offset such income, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S.
                                      investors, with no exemption or treaty
                                      reduction.

                                      Under the provisions of the Internal
                                      Revenue Code of 1986 relating to REMICs, it is likely that the residual certificates will be considered to be "non-economic residual interests," with the result that transfers of them would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of the residual certificates will require the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the residual certificates in excess of cash flows generated by them, (iii) intends to pay taxes associated with holding the residual certificates as such taxes become due, (iv) will not cause the income from the residual certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer the residual certificates to any person or entity that does not provide a similar affidavit.

                                      The transferor must certify in writing to the trustee that, as of the date of transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false. In addition, Treasury regulations provide alternatives for either paying the transferee of the residual certificates a formula specified minimum price or transferring the residual certificates to an eligible corporation under certain conditions in order to meet the safe harbor against the possible disregard of such transfer.

                                      Finally, residual certificates generally may not be transferred to a person who is not a U.S. person unless the income on those residual certificates is effectively connected with the conduct of a U.S. trade or business and the transferee furnishes the transferor and the trustee with an effective Internal Revenue Service Form W-8ECI. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of
                                      Certain Transfers for Federal Income Tax
                                      Purposes" in the prospectus.

                                      An individual, trust or estate that holds residual certificates (whether the residual certificates are held directly or indirectly through certain pass through entities) also may have additional gross income with respect to such residual certificates but may be subject to limitations or disallowance of deductions for servicing fees on the loans and other administrative expenses properly allocable to such residual certificates in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. The pooling and servicing agreement will require that any such gross income and such fees and expenses will be allocable to holders of the residual certificates in proportion to their respective ownership interests. See "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests" and "--Special Considerations for Certain Types of Investors--Individuals and Pass-Through Entities" in the prospectus. In addition, some portion of a purchaser's basis, if any, in residual certificates may not be recovered until termination of the trust fund. Furthermore, Treasury regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of residual certificates. Any transferee of residual certificates receiving such consideration should consult its tax advisors regarding these regulations. See "Federal Income Tax Consequences--Special Considerations for
                                      Certain Types of Investors--Disposition of
                                      Residual Certificates" in the prospectus.

                                      Due to the special tax treatment of
                                      residual interests, the effective
                                      after-tax return of the residual
                                      certificates may be significantly lower
                                      than would be the case if the residual
                                      certificates were taxed as debt
                                      instruments and could be negative.

The Recording of the Mortgages in     The mortgages or assignments of mortgage
the Name of MERS May Affect the       for some of the mortgage loans have been
Yield on the Certificates.            recorded in the name of Mortgage
                                      Electronic Registration Systems, Inc., or
                                      MERS, solely as nominee for the originator and its successors and assigns, including the trust. Subsequent assignments of those mortgages are registered electronically through the MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

                                      The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans. In that regard, a Florida court recently ruled that MERS lacked standing to pursue foreclosure proceedings on behalf of the beneficial owners of several mortgage notes who were not named parties to the proceedings.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date, which is January 1, 2006. The mortgage loan principal balances that are transferred to the trust will be the scheduled principal balances as of the cut-off date, February 1, 2006. With respect to the mortgage loan pool, some scheduled principal amortization will occur, and some unscheduled principal amortization may occur from the statistical calculation date to the cut-off date and from the cut-off date to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the statistical calculation date may not be included in the final mortgage loan pool because they may prepay in full prior to the cut-off date, or they may be determined not to meet the eligibility requirements for the final mortgage loan pool. In addition, certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the statistical calculation date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the statistical calculation pool of mortgage loans described in this prospectus supplement.

General

      The trust will primarily consist of approximately 4,578 conventional, subprime, adjustable- and fixed-rate, first lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 30 years, having an aggregate scheduled principal balance of approximately $1,000,571,470. The mortgage loans in the trust were acquired by the sponsor from the responsible party, who originated or acquired them.

      The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. In general, because such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Fannie Mae or Freddie Mac guidelines.

      Approximately 14.27% of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 85.73% are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. Substantially all of the mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

      All] of the mortgage loans are secured by first mortgages, deeds of trust or similar security instruments creating first liens on residential properties consisting of one- to four-family dwelling units, individual condominium units, planned unit developments or individual units in modular homes.

      Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      Approximately 24.63% of the mortgage loans have original loan-to-value ratios in excess of 80.00%. The "loan-to-value ratio" or "LTV" of a mortgage loan at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value or its review appraisal value (as determined pursuant to the underwriting guidelines) at the time of sale or (b) in the case of a refinancing or modification of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing or modification.

      None of the mortgage loans are covered by existing primary mortgage insurance policies.

      All of the mortgage loans are fully amortizing, except for approximately 1.03% of the mortgage loans that are balloon mortgage loans.

The Mortgage Loans

      The pool of mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date:(1)


                                                           Group I Mortgage       Group II         Mortgage Loans in
                                                                Loans           Mortgage Loans       the Aggregate
                                                           -----------------   -----------------   -----------------
Scheduled Principal Balance:                                 $300,767,618        $699,803,852       $1,000,571,470
Number of Mortgage Loans:                                           1,915               2,663                4,578
Average Scheduled Principal Balance:                             $157,059            $262,788             $218,561
Weighted Average Gross Interest Rate:                              7.367%              7.434%               7.414%
Weighted Average Net Interest Rate:(2)                             6.857%              6.924%               6.904%
Weighted Average Original FICO Score:                                 638                 654                  649
Weighted Average Original LTV Ratio:(3)                            79.00%              80.62%               80.14%
Weighted Average Combined LTV with Silent Seconds:(3)              84.29%              91.53%               89.36%
Weighted Average Stated Remaining Term (months):                      356                 358                  357
Weighted Average Seasoning (months):                                    1                   1                    1
Weighted Average Months to Roll:(4)                                    26                  26                   26
Weighted Average Gross Margin:(4)                                   5.55%               5.40%                5.45%
Weighted Average Initial Rate Cap:(4)                               2.99%               2.99%                2.99%
Weighted Average Periodic Rate Cap:(4)                              1.00%               1.00%                1.00%
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.42%              13.37%               13.39%
% of Silent Seconds:(5)                                            27.59%              57.84%               48.75%
Weighted Average Back-Debt to Income Ratio:                        42.86%              42.57%               42.66%


------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.
(3) The original LTV ratio reflects the loan-to-value ratio; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the mortgage loans, plus the original principal balance of any subordinate lien mortgage loan outside of the mortgage pool secured by the same mortgaged properties, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      The scheduled principal balances of the mortgage loans range from approximately $21,984 to approximately $1,350,000. The mortgage loans had an average scheduled principal balance of approximately $218,561.

      The weighted average original loan-to-value ratio of the mortgage loans at origination is approximately 80.14% and approximately 24.63% of the mortgage loans have original loan-to-value ratios at origination exceeding 80.00%.

      All of the mortgage loans are secured by first liens.

      Approximately 60.35% of the mortgage loans are interest-only for a period of time.

      No more than approximately 0.48% of the mortgage loans are secured by mortgaged properties located in any one zip-code area.

      None of the mortgage loans imposes a Prepayment Premium for a term in excess of three years.

      [___] mortgage loans with an aggregate principal balance as of the cut-off date of $[____], which represent not more than approximately 1.51% of the mortgage loans in the final mortgage loan pool, were more than 30 days but less than 60 days Delinquent with respect to their scheduled monthly payments. A mortgage loan will be considered past due, or "Delinquent," if the payment due on the related contractual payment date is not received by the immediately succeeding contractual payment date.

      The tables on Schedule A set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

      The group I mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date:(1)


                                                           Group I Mortgage                            Group I
                                                             Loans in the        Group I ARM          Fixed-Rate
                                                              Aggregate         Mortgage Loans      Mortgage Loans
                                                           -----------------   -----------------   -----------------
Scheduled Principal Balance:                                 $300,767,618        $249,685,422          $51,082,196
Number of Mortgage Loans:                                           1,915               1,550                  365
Average Scheduled Principal Balance:                             $157,059            $161,087             $139,951
Weighted Average Gross Interest Rate:                              7.367%              7.417%               7.126%
Weighted Average Net Interest Rate:(2)                             6.857%              6.907%               6.616%
Weighted Average Original FICO Score:                                 638                 635                  651
Weighted Average Original LTV Ratio:(3)                            79.00%              80.23%               73.02%
Weighted Average Combined LTV with Silent Seconds: (3)             84.29%              86.16%               75.14%
Weighted Average Stated Remaining Term (months):                      356                 359                  343
Weighted Average Seasoning (months):                                    1                   1                    1
Weighted Average Months to Roll:(4)                                    26                  26                  N/A
Weighted Average Gross Margin:(4)                                   5.55%               5.55%                  N/A
Weighted Average Initial Rate Cap:(4)                               2.99%               2.99%                  N/A
Weighted Average Periodic Rate Cap:(4)                              1.00%               1.00%                  N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.42%              13.42%                  N/A
% of Silent Seconds:(5)                                            27.59%              30.70%               12.43%
Weighted Average Back-Debt to Income Ratio:                        42.86%              43.10%               41.72%

------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.
(3) The original LTV ratio reflects the loan-to-value ratio; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the mortgage loans, plus the original principal balance of any subordinate lien mortgage loan outside of the mortgage pool secured by the same mortgaged properties, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      The scheduled principal balances of the group I mortgage loans range from approximately $25,635 to approximately $577,500. The group I mortgage loans had an average scheduled principal balance of approximately $157,059.

      The weighted average original loan-to-value ratio of the group I mortgage loans at origination is approximately 79.00% and approximately 31.39% of the group I mortgage loans have original loan-to-value ratios at origination exceeding 80.00%.

      All of the group I mortgage loans are secured by first liens.

      Approximately 43.36% of the group I mortgage loans are interest-only for a period of time.

      No more than approximately 0.43% of the group I mortgage loans are secured by mortgaged properties located in any one zip-code area.

      [___] of the group I mortgage loans with an aggregate principal balance as of the cut-off date of $[____], which represent not more than approximately 0.96% of the group I mortgage loans in the final mortgage loan pool, were more than 30 days but less than 60 days Delinquent with respect to their scheduled monthly payments.

      The tables on Schedule A set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

      The group II mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date:(1)


                                                               Group II
                                                               Mortgage                                Group II
                                                               Loans in         Group II ARM          Fixed-Rate
                                                                  the             Mortgage             Mortgage
                                                               Aggregate            Loans                Loans
                                                           -----------------   -----------------   -----------------
Scheduled Principal Balance:                                 $699,803,852        $608,133,755          $91,670,097
Number of Mortgage Loans:                                           2,663               2,063                  600
Average Scheduled Principal Balance:                             $262,788            $294,781             $152,783
Weighted Average Gross Interest Rate:                              7.434%              7.373%               7.834%
Weighted Average Net Interest Rate:(2)                             6.924%              6.863%               7.324%
Weighted Average Original FICO Score:                                 654                 657                  629
Weighted Average Original LTV Ratio:(3)                            80.62%              80.75%               79.76%
Weighted Average Combined LTV with Silent Seconds:(3)              91.53%              92.86%               82.73%
Weighted Average Stated Remaining Term (months):                      358                 359                  351
Weighted Average Seasoning (months):                                    1                   1                    1
Weighted Average Months to Roll:(4)                                    26                  26                  N/A
Weighted Average Gross Margin:(4)                                   5.40%               5.40%                  N/A
Weighted Average Initial Rate Cap:(4)                               2.99%               2.99%                  N/A
Weighted Average Periodic Rate Cap:(4)                              1.00%               1.00%                  N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.37%              13.37%                  N/A
% of Silent Seconds:(5)                                            57.84%              64.03%               16.77%
Weighted Average Back-Debt to Income Ratio:                        42.57%              43.17%               38.60%


------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.
(3) The original LTV ratio reflects the loan-to-value ratio; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the mortgage loans, plus the original principal balance of any subordinate lien mortgage loan outside of the mortgage pool secured by the same mortgaged properties, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      The scheduled principal balances of the group II mortgage loans range from approximately $21,984 to approximately $1,350,000. The group II mortgage loans had an average scheduled principal balance of approximately $262,788.

      The weighted average original loan-to-value ratio of the group II mortgage loans is approximately 80.62% and approximately 21.72% of the group II mortgage loans have original loan-to-value ratios exceeding 80.00%.

      All of the group II mortgage loans are secured by first liens.

      Approximately 67.65% of the group II mortgage loans are interest-only for a period of time.

      No more than approximately 0.59% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

      [___] of the group II mortgage loans with an aggregate principal balance as of the cut-off date of $[____], which represent not more than approximately 1.75% of the group II mortgage loans in the final mortgage loan pool, were more than 30 days but less than 60 days Delinquent with respect to their scheduled monthly payments.

      The tables on Schedule A set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Prepayment Premiums

      Approximately 74.24% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain voluntary, full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one year to three years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of three years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR Certificates.

      The servicer may waive (or permit a subservicer to waive), in whole or in part, a Prepayment Premium in accordance with the pooling and servicing agreement if the waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan, or the Prepayment Premium is (i) not permitted to be collected by applicable law, or the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters, or (ii) the enforceability of such Prepayment Premium is limited
(x) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights or (y) due to acceleration in connection with a foreclosure or other involuntary payment.

Adjustable-Rate Mortgage Loans

      All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). The first such adjustment for approximately 0.39% of the adjustable-rate mortgage loans will occur after an initial period of approximately six months following origination; in the case of approximately 0.20% of the adjustable-rate mortgage loans, approximately one year following origination; in the case of approximately 78.01% of the adjustable-rate mortgage loans, approximately two years following origination; in the case of approximately 18.40% of the adjustable-rate mortgage loans, approximately three years following origination; and in the case of 3.00% of the adjustable-rate mortgage loans, approximately five years following origination. On each Adjustment Date for an adjustable-rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the index and a fixed percentage amount (the "Gross Margin"). The interest rate on each adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage of 1.00%, as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first Adjustment Date, and will not exceed a specified maximum interest rate over the life of the adjustable-rate mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of the adjustable-rate mortgage loan (the "Minimum Rate"). The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"). The Initial Caps for substantially all of the adjustable-rate mortgage loans are:

      o 3.00% for approximately 99.41% of the adjustable-rate mortgage loans;

      o     2.00% for approximately 0.20% of the adjustable-rate mortgage loans;
            and

      o     1.00% for approximately 0.39% of the adjustable-rate mortgage loans.

      Effective with the first monthly payment due on each adjustable-rate mortgage loan (other than any adjustable-rate mortgage loans that are balloon mortgage loans) after each related Adjustment Date, or, with respect to the adjustable-rate interest-only mortgage loans, following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable-rate mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the interest rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

      The Index used in determining the interest rates of all of the adjustable-rate mortgage loans is the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the applicable Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Underwriting Guidelines

      General The information set forth in the following paragraphs has been provided by First Franklin Financial Corporation.

      First Franklin Financial Corporation sold the mortgage loans to the sponsor. The information contained below with regard to First Franklin has been provided by First Franklin.

      The Originator Founded in 1981, First Franklin Financial Corporation, or the responsible party, is a Delaware corporation headquartered in San Jose, California which is a wholly-owned operating subsidiary of National City Bank of Indiana. From 1981 to 2004, the responsible party grew from a small mortgage broker to a full service mortgage lender with a wide variety of products. As of January 1, 2005, as a part of a restructure of National City's residential mortgage operations, the responsible party transferred its mortgage origination functions to National City Bank of Indiana. The responsible party does not originate mortgage loans. The responsible party acquires first and second lien mortgage loans from third party originators and sells them to mortgage loan purchasers. National City Bank of Indiana's First Franklin division is the responsible party's primary third party originator. As of September 30, 2005, the responsible party's acquisition portfolio from all third party originators totaled $21,450,596 year-to-date.

      Underwriting Standards Since January 1, 2005, all of the mortgage loans of a type similar to mortgage loans that were acquired by the responsible party were required to meet the underwriting criteria described in this prospectus supplement.

      The responsible party 's acquisition underwriting standards are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. The standards established by the responsible party require that the mortgage loans of a type similar to the mortgage loans were underwritten by the third party originators with a view toward the resale of the mortgage loans in the secondary mortgage market. In accordance with the responsible party 's guidelines for acquisition, the third party originators must consider, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio ("Debt Ratio"), as well as the value, type and use of the mortgaged property. The mortgage loans generally bear higher rates of interest than mortgage loans that are originated in accordance with Fannie Mae and Freddie Mac standards, and may experience rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner. Unless prohibited by applicable law or otherwise waived by the third party originator upon the payment by the related mortgagor of higher origination fees and a higher mortgage rate, a majority of the mortgage loans provide for the payment by the mortgagor of a prepayment charge on certain full prepayments made within one to three years from the date of origination of the related mortgage loan as described under "--Prepayment Premiums" above.

      Substantially all of the mortgage loans of a similar type as the mortgage loans were acquired by the responsible party based on loan application packages submitted to the third party originators by third party mortgage brokers which do not fund the mortgage loans. These mortgage brokers must meet minimum standards set by the third party originators and, once approved by the third party originators, the mortgage brokers are eligible to submit loan application packages in compliance with the terms of the mortgage broker agreement with the third party originator.

      The third party originators must meet minimum standards set by the responsible party, based on acquisition guidelines that require an analysis of the following information submitted with an application for approval: any applicable state lending license (in good standing), satisfactory credit report only if no federal income tax identification number, signed broker agreement, signed W-9 and signed broker authorization. Once approved as a third party originator, these companies are eligible to submit loan packages for purchase by the responsible party in compliance with the terms of a signed mortgage loan purchase agreement.

      The third party originators may originate mortgage loans for acquisition by the responsible party under an underwriting program called the Direct Access Program. Within the Direct Access Program, there are four documentation programs, the Full Documentation Program, the Limited Income Verification Program (the "LIV"), the Stated Plus Program and the No Income Verification Program (the "NIV"). All of the mortgage loans were acquired by the responsible party under the Direct Access Program. While each underwriting program is intended to assess the risk of default, the Direct Access Program makes use of credit bureau risk scores (the "Credit Bureau Risk Score"). The Credit Bureau Risk Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company ("Fair, Isaac") and the three national credit repositories Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The Credit Bureau Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from 300 to 850. Although the Credit Bureau Risk Scores are based solely on the information at the particular credit repository, such Credit Bureau Risk Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

      The Direct Access Program was developed to simplify the origination process for third party originators. In contrast to assignment of credit grades according to traditional non-agency credit assessment methods, i.e., mortgage and other credit delinquencies, Direct Access relies upon a borrower's Credit Bureau Risk Score initially to determine a borrower's likely future credit performance. Third party originators are able to access Credit Bureau Risk Scores at the initial phases of the loan application process and use the score to determine a borrower's interest rate. The responsible party's acquisition guidelines require that the third party originator approve the mortgage loan using the Direct Access Program risk-based pricing matrix.

      In accordance with the responsible party 's guidelines for acquisition, under the Direct Access Program, the third party originators must require that the Credit Bureau Risk Score of the primary borrower (the borrower with at least 51.00% of total income for all LTVs) be used to determine program eligibility. Credit Bureau Risk Scores must be obtained from at least two national credit repositories, with the lower of the two scores being utilized in program eligibility determination. If Credit Bureau Risk Scores are obtained from three credit repositories, the middle of the three scores can be utilized. In all cases, a borrower's complete credit history must be detailed in the credit report that produces a given Credit Bureau Risk Score or the borrower is not eligible for the Direct Access Program. Generally, the minimum Credit Bureau Risk Score allowed under the Direct Access Program is 540.

      The Credit Bureau Risk Score, along with the loan-to-value ratio, is an important tool in assessing the creditworthiness of a Direct Access borrower. However, these two factors are not the only considerations in underwriting a Direct Access loan. The third party originators are required to review each Direct Access loan to determine whether the responsible party 's guidelines for income, assets, employment and collateral are met.

      In accordance with the responsible party's guidelines for acquisition, all of the mortgage loans of a type similar to the mortgage loans were required to be underwritten by the third party originator's underwriters having the appropriate signature authority. Each underwriter is granted a level of authority commensurate with their proven judgment, maturity and credit skills. On a case by case basis, a third party originator may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low Debt Ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial portion of the mortgage loans may represent such underwriting exceptions.

      In accordance with the responsible party's guidelines for acquisition, the third party originators' underwriters are required to verify the income of each applicant under various documentation programs as follows: under the Full Documentation Program, applicants are generally required to submit verification of stable income for the periods of six months to two years preceding the application dependent on credit score range; under the LIV Program, the borrower is qualified based on the income stated on the application and applicants are generally required to submit verification of adequate cash flow to meet credit obligations for the six month period preceding the application; the Stated Plus Program allows income to be stated, but requires borrowers to provide verification of liquid assets equaling three months of income stated on the mortgage application; under the NIV Program, applicants are qualified based on monthly income as stated on the mortgage application and the underwriter will determine that the stated income is reasonable and realistic when compared to borrower's employment type, assets and credit history. For Direct Access first lien mortgage loans from self-employed or 1099 borrowers with a credit score greater than or equal to 540 and not originated in conjunction with a second lien mortgage, bank statements (for 12 months) are acceptable as full documentation. For Direct Access first lien mortgage loans from self-employed or 1099 borrowers with credit scores greater than or equal to 600, regardless of being originated with a corresponding second lien mortgage, twelve months of bank statements are acceptable as full documentation. In all cases, the income stated must be reasonable and customary for the applicant's line of work. Although the income is not verified under the LIV and NIV Programs, a preclosing audit should be conducted to confirm that the business exists. Verification may be made through phone contact to the place of business, obtaining a valid business license, CPA/Enrolled Agent letter or through Dun and Bradstreet Information Services.

      The applicant generally must have a sufficiently established credit history to qualify for the appropriate Credit Bureau Risk Score range under the Direct Access Program. This credit history is substantiated by a two repository merged report prepared by an independent credit report agency. The report typically summarizes the applicant's entire credit history, and generally includes a seven year public record search for each address where the applicant has lived during the two years prior to the issuance of the credit report and contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In some instances, borrowers with a minimal credit history are eligible for financing under the Direct Access Program.

      The third party originators originate loans secured by 1-4 unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. In accordance with the responsible party's guidelines for acquisition, the third party originators are required to comply with applicable federal and state laws and regulations and generally require an appraisal of the mortgaged property which conforms to Freddie Mac and/or Fannie Mae standards; and if appropriate, a review appraisal. Generally, appraisals are provided by appraisers approved by the responsible party. Review appraisals may only be provided by appraisers approved by the responsible party. In some cases, the third party originator may rely on a statistical appraisal methodology provided by a third party.

      Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in states where it is required to become approved to do business with the third party originators. Each Uniform Residential Appraisal Report includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be an enhanced desk, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises. The review appraisal may be waived by a Standard Plus Delegated Underwriter.

      In accordance with the responsible party's guidelines for acquisition, the third party originators must require title insurance on all mortgage loans secured by liens on real property. The third party originators must also require that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related residential loan or the replacement cost of the property, whichever is less.

      The third party originators are required to conduct a number of quality control procedures, including a post funding compliance audit as well as a full re-underwriting of a random selection of loans to assure asset quality. Under the compliance audit, all loans are required to be reviewed to verify credit grading, documentation compliance and data accuracy. Under the asset quality procedure, a random selection of each month's originations must be reviewed by each third party originator. The loan review is required to confirm the existence and accuracy of legal documents, credit documentation, appraisal analysis and underwriting decision. A report detailing audit findings and level of error is sent monthly to each branch for response. The audit findings and branch responses must then be reviewed by the third party originator's senior management. Adverse findings are to be tracked monthly and over a rolling six month period. This review procedure allows the third party originator to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

      Under the mortgage loan programs, various risk categories are used to grade the likelihood that the applicant will satisfy the repayment conditions of the loan. These risk categories establish the maximum permitted loan-to-value ratio and loan amount, given the occupancy status of the mortgaged property and the applicant's credit history and Debt Ratio. In general, higher credit risk mortgage loans are graded in categories which permit higher Debt Ratios and more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies; however these loan programs establish lower maximum loan-to-value ratios and lower maximum loan amounts for loans graded in such categories.

      "Equity Refinance" transactions are defined as those instances where the borrower receives the lesser of 2% of the new loan amount or $2,000 cash in hand. Funds used for debt consolidation are not included in this amount.

      The third party originators' origination guidelines under the Direct Access Program generally have the following criteria for borrower eligibility for the specified Credit Bureau Risk Score range.

      The Debt Ratio generally may not exceed 50.49% for all credit scores on full documentation and LIV loans. Loans meeting the residual income requirements may have a maximum Debt Ratio of 55.49%. The Debt Ratio for NIV loans may not exceed 50.49%.

      Generally, the responsible party's acquisition guidelines require that all liens affecting title must be paid at closing. Collections, charge-offs, judgments and liens not affecting title may remain open for combined loan-to-value ratios less than or equal to 80%, provided certain criteria are met. For instance, if the loan is a purchase or rate and term refinance, a payoff of such amounts shall not be required if, the related loan is not being originated together with a second lien loan, the balance of the items added to the loan amount does not exceed the maximum allowed combined loan-to-value ratio, the payment amounts are included in the debt calculation, and the third party originator loan has first lien priority.

      Pending Proceedings

      There are no material legal or governmental proceedings currently pending or known to be contemplated by governmental authorities against the responsible party. To the best of responsible party's knowledge, there are no material legal or governmental proceedings currently pending against First Franklin, a division of National City Bank of Indiana or any other third party originators.

      Affiliation or Relationships between the Responsible Party and Parties to Securitization Transaction

      The responsible party is affiliated with the aforementioned originator and third party originator, First Franklin, a division of National City Bank of Indiana, through common parent ownership. The responsible party is a wholly-owned operating subsidiary of National City Bank of Indiana.

      The responsible party is also affiliated with the servicer, National City Home Loan Services, Inc. Both the responsible party and the servicer are wholly-owned subsidiaries of National City Bank of Indiana.

      The responsible party is not affiliated with the sponsor, the depositor, the trustee, the underwriter or the interest rate swap provider.

Credit Scores

      Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

      The tables on Schedule A set forth certain information as to the Credit Scores of the related mortgagors, for the mortgage loans in the aggregate and for each mortgage loan group, obtained by the responsible party in connection with the origination of each mortgage loan.

                                  THE SERVICER

General

      National City Home Loan Services, Inc. will act as servicer of the mortgage loans. The servicer will be required to service the mortgage loans in accordance with the pooling and servicing agreement.

      We cannot assure you that the delinquency, foreclosure and loss experience on the mortgage loans will correspond to the delinquency and foreclosure experience set forth in the tables below. The statistics shown in the table below represent the delinquency and foreclosure experience for the servicer's specified mortgage loan servicing portfolio only for the periods presented, whereas the aggregate delinquency and foreclosure experience on the mortgage loans included in the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool. In particular, the investors should note that newly originated loans will not be added to the mortgage loan pool, and the mortgage loan pool will therefore consist of a static pool of mortgage loans, whereas new mortgage loans are continually being originated and added to the pool for which the statistics in the tables below are compiled. Accordingly, the actual delinquency and foreclosure experience of the mortgage loans in the mortgage loan pool may be substantially higher than those indicated in the tables below. If the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by the mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Therefore, we cannot predict to what degree the actual delinquency and foreclosure loss experience on the mortgage loans will correspond to the statistical information set forth below. Moreover, the mortgage loans were acquired from entities other than the servicer of those mortgage loans. Consequently, the delinquency, foreclosure and loan loss experience set forth in the tables below may not necessarily be material to a prospective investor's decision to invest in the offered certificates.

National City Home Loan Services, Inc.

      National City Home Loan Services, Inc. ("NCHLS") will act as servicer of the mortgage loans. The information contained in this prospectus supplement with regard to the servicer has been provided by NCHLS. NCHLS will be required to service the mortgage loans in accordance with the pooling and servicing agreement.

      NCHLS is a Delaware corporation and a wholly-owned operating subsidiary of National City Bank of Indiana, which is a subsidiary of National City Corporation. NCHLS is a full-service, non-conforming mortgage servicing company headquartered in Pittsburgh, Pennsylvania. The loan servicing portfolio is serviced at offices located in Pittsburgh, Pennsylvania. NCHLS has been servicing non-conforming mortgage loans for approximately 16 years under various corporate names: American Financial Corporation, Altegra Credit Company and, since 2002, under the corporate name of National City Home Loan Services, Inc. NCHLS currently ranks as the twelfth largest U.S. non-conforming residential mortgage servicer. NCHLS is an affiliate of First Franklin through common parent ownership.

      Currently, substantially all of NCHLS's servicing portfolio consists of non-prime mortgage loans and variable rate home equity lines of credit, consisting of fixed-rate and adjustable-rate first and fixed-rate second lien balloon payment mortgage loans and variable rate home equity lines of credit. Prior to January 1, 2005, the closed-end first and second mortgage loans in NCHLS's servicing portfolio were originated or acquired by First Franklin and loans originated thereafter were generally acquired by First Franklin from National City Bank and other third-party lenders. The home equity lines of credit were originated by National City Bank and are currently owned by other affiliates of National City Corporation. The following table reflects the size and composition of NCHLS's servicing portfolio of closed-end non-prime mortgage loans as of the end of each indicated period.

                   National City Home Loan Services, Inc.'s
                        Non-prime Servicing Portfolio
                            (Dollars in Thousands)

            Aggregate       Aggregate       Aggregate       Aggregate
            Principal       Principal       Principal       Principal
          Balance as of   Balance as of   Balance as of   Balance as of
           December 31,    December 31,    December 31,    December 31,
              2002            2003            2004            2005
          -------------   -------------   -------------   -------------
           $12,991,504     $18,751,866     $23,049,992     $37,591,777


NCHLS began interim servicing for First Franklin and its investor base in August 2002. In December, 2004, NCHLS began retaining servicing for the First Franklin's investors on a permanent basis. As of December 31, 2005, NCHLS serviced approximately 77,067 loans with an aggregate unpaid principal balance of approximately $13.6 billion included in sixteen (16) outstanding securitizations. A significant percentage of the mortgage loans in NCHLS's non-prime servicing portfolio are serviced for affiliates of NCHLS.

NCHLS is rated "Above Average" as a residential nonprime mortgage servicer and alternative residential mortgage servicer by Standard & Poor's Ratings Services. NCHLS has an "RPS2-" rating as a primary servicer of residential non-prime and Alt-A products and an "RSS3+" rating as a special servicer from Fitch Ratings. NCHLS is also rated "SQ2+" as a primary servicer of nonprime and second lien loans and "SQ2-" as a special servicer by Moody's Investors Service, Inc.

NCHLS' Delinquency and Foreclosure Experience

      The following table sets forth the delinquency and foreclosure experience of the mortgage loans serviced by NCHLS at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date. NCHLS's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans. The actual delinquency experience on the mortgage loans will depend, among other things, upon the value of the real estate securing such mortgage loans and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by NCHLS. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience for NCHLS's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans will depend on the results obtained over the life of the mortgage loan pool.


                          Portfolio Year End Comparison

                                             As of               As of               As of               As of
                                       DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2005
                                        Total Servicing     Total Servicing     Total Servicing     Total Servicing
                                          Portfolio            Portfolio           Portfolio           Portfolio
                                       -----------------   -----------------   -----------------   -----------------
                                       ($ in thousands)     ($ in thousands)    ($ in thousands)    ($ in thousands)

Total Outstanding Balance:                $12,991,504         $18,751,866         $23,049,992         $37,591,777
                                       -----------------   -----------------   -----------------   -----------------
Delinquency at:
   30 Days*
   Outstanding Principal Balance:          $580,454             $530,613            $595,677           $1,257,900
      Delinquency %                          4.47%               2.83%               2.58%               3.35%

   60 Days*
   Outstanding Principal Balance           $171,400             $182,027            $205,202            $419,706
      Delinquency %                          1.32%               0.97%               0.89%               1.12%

   90+ Days*
   Outstanding Principal Balance           $110,471             $102,237            $114,126            $230,205
      Delinquency %                          0.85%               0.55%               0.50%               0.61%

   Bankruptcy (1):
   Outstanding Principal Balance           $193,947             $199,423            $173,945            $311,225
      Delinquency %                          1.49%               1.06%               0.75%               0.83%

   Foreclosure:
   Outstanding Principal Balance           $215,984             $185,962            $168,194            $256,519
      Delinquency %                          1.66%               0.99%               0.73%               0.68%

   Real Estate Owned:
   Outstanding Principal Balance            $86,698             $79,116             $58,733             $68,873
      Delinquency %                          0.67%               0.42%               0.25%               0.18%


(Table Continued)

                                             As of               As of               As of               As of
                                       DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2005
                                        Total Servicing     Total Servicing     Total Servicing     Total Servicing
                                          Portfolio            Portfolio           Portfolio           Portfolio
                                       -----------------   -----------------   -----------------   -----------------
                                       ($ in thousands)     ($ in thousands)    ($ in thousands)    ($ in thousands)

Total Seriously Delinquent
including real estate owned (2):           $778,498             $748,765            $720,201           $1,286,528
Total Seriously Delinquent
excluding real estate owned:               $691,801             $669,649            $661,467           $1,217,655


------------

(1) Bankruptcies include both non-performing and performing loans in which the related borrower is in bankruptcy. Amounts included for contractually current bankruptcies for the total servicing portfolio for December, 31, 2002, December, 31, 2003, December 31, 2004 and December 31, 2005 are $44,221, $42,727, $50,831 and $111,629 respectively.
(2) Seriously delinquent is defined as loans that are 60 or more days delinquent, in foreclosure, in REO or held by a borrower who has declared bankruptcy.

      * Bankruptcies and Foreclosures have been removed from these categories.

      The statistics shown above represent the recent experience of NCHLS. There can be no assurance that the delinquency and foreclosure experience of the mortgage loans included in the trust fund will be comparable. In addition, these statistics are based on all of the one-to-four family residential mortgage loans in NCHLS's servicing portfolio, including mortgage loans with a variety of payment and other characteristics, including geographic locations and underwriting standards. The actual delinquency and foreclosure experience of the mortgage loans will depend, among other things, upon (a) the value of real estate securing the mortgage loans and (b) the ability of borrowers to make required payments.

      Accordingly, there can be no assurance that the delinquency and foreclosure experience of the trust fund's mortgage loans in the future will correspond to the future delinquency and foreclosure experience of NCHLS's one-to-four family conventional residential mortgage loan servicing portfolio.

NCHLS' Policies and Procedures

      NCHLS has established standard policies for the servicing and collection of mortgage loans. NCHLS's procedures for the servicing and collection functions, include the following:

      o     collecting, aggregating and remitting mortgage loan payments;

      o     accounting for principal and interest;

      o     holding escrow (impound) funds for payment of taxes and insurance;

      o     making inspections as required of the mortgaged properties;

      o     supervision of delinquent mortgage loans;

      o     loss mitigation efforts;

      o foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

      o generally administering the mortgage loans, for which it receives servicing fees.

      NCHLS's collection operation is a high touch unit that utilizes the early indicator scoring model, the Avaya autodialer (the "dialer"), and manual calling campaigns. Individual ownership is key to NCHLS's collection philosophy. The purpose of the dialer and the early indicator model is to quickly and efficiently reduce the delinquency so that collectors can manually work their individual portfolios. In managing the liquidation of defaulted mortgage loans, NCHLS generally will have sole discretion to take such action in maximizing recoveries to investors, including selling defaulted mortgage loans and REO properties. The bankruptcy unit's primary responsibilities are to protect the asset while a mortgage loan is going through the bankruptcy process. This responsibility is fulfilled by ensuring that borrowers make payments as required under the Bankruptcy Code. If this cannot be accomplished, NCHLS will seek relief through the bankruptcy court, including filing a motion from relief from the automatic stay, to enable NCHLS to commence foreclosure, as necessary. After a loan has been charged off, NCHLS's recovery team performs all aspects of the collection-related activity, including, but not limited to, borrower contact, credit bureau maintenance and tax reporting, which may result in recovery of the charged-off amount.

      Over the past three years, there has been no material change in NCHLS's servicing policies and procedures.

Prior Securitizations

      During the three years preceding the date of this prospectus supplement, NCHLS has not been notified and is not aware that any of the residential mortgage loan securitization pools serviced by NCHLS that have experienced servicing events of default, termination triggers or early amortization events because of servicing by NCHLS, and NCHLS has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or application of a servicing performance test or trigger. During such time, NCHLS also neither has failed to make any required advance with respect to any issuance of residential mortgage backed securities nor disclosed material noncompliance with the servicing criteria applicable to any such securitization.

                                   THE SPONSOR

      The sponsor is Goldman Sachs Mortgage Company, a New York limited partnership ("GSMC"). GSMC is the parent of the depositor and an affiliate, through common parent ownership, of the underwriter.

      GSMC was formed in 1984. Its general partner is Goldman Sachs Real Estate Funding Corp. and its limited partner is The Goldman Sachs Group, Inc. (NYSE:GS). GSMC's executive offices are located at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000. GSMC purchases closed, independently funded, first- and subordinate-lien residential mortgage loans for its own investment, securitization, or resale. In addition, GSMC provides warehouse and repurchase financing to mortgage lenders. GSMC does not service loans. Instead GSMC contracts with another entity to service the loans on its behalf. GSMC also may engage in the secondary market activities noted above for non-real estate-secured loans in certain jurisdictions and other activities, but its principal business activity involves real estate-secured assets.

      GSMC has been active as a sponsor in the securitization market since 2001. As a sponsor, GSMC acquires residential mortgage loans in the secondary mortgage market and initiates the securitization of the loans it acquires by transferring the mortgage loans to the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization.

      As of December 31, 2005, GSMC has sponsored the securitization of approximately $100,913,776,942 of residential mortgage loans, which include prime, subprime, Alt-A, FHA/VA, second lien, home equity line of credit, "scratch and dent," re-performing and seasoned loans.

      GSMC acquires residential mortgage loans in two contexts:

      (1) through bulk purchases, generally consisting of mortgage loan pools greater than $50 million; and

      (2)   through conduit purchases.

      Prior to acquiring any residential mortgage loans, GSMC will conduct a review of the related mortgage loan seller. GSMC's review process consists of reviewing select financial information for credit and risk assessment and underwriting guideline review, senior level management discussion and background checks. The scope of the mortgage loan due diligence will depend on the credit quality of the mortgage loans.

      The underwriting guideline review considers mortgage loan origination processes and systems. In addition, such review considers corporate policy and procedures relating to state and federal predatory lending and high cost lending laws, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and material investors.

      Servicers are assessed based upon review of systems and reporting capabilities (as compared against industry standard), review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, GSMC conducts background checks, meets with senior management to determine whether the servicer complies with industry standards and otherwise monitors the servicer on an ongoing basis.

      GSMC has been the sponsor of securitizations backed by subprime mortgage loans since 2002. The following table describes the approximate initial principal amount of loans securitized in subprime mortgage loan securitizations sponsored by GSMC since 2002.

                                       Approximate
                                         Initial
                                    Principal Amount
                                        of Loans
                         Year          Securitized
                   --------------   ----------------
                   2002                $4.4 billon
                   2003                $2.1 billion
                   2004                $9.7 billion
                   2005                $14.5 billion

                             STATIC POOL INFORMATION

      Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.gs.com/staticpoolinfo/. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years or, since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. These prior transactions include, among other transactions, prior securitizations of the sponsor of mortgage loans purchased from First Franklin (see, in particular, those securitizations with a "FF" series designation). Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

      Information concerning certain of the responsible party's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust in residential real properties sold into a securitization by the responsible party is also available on the internet at http://www.gs.com/staticpoolinfo/. The information describing interest-only loans therein may include a description of both interest-only adjustable-rate mortgage loans and interest-only fixed-rate mortgage loans.

      In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 85 Broad Street, New York, New York 10004, Attention: Jennifer Cohen, telephone number (212) 357-2280.

      In addition, the information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE DEPOSITOR

      The depositor is GS Mortgage Securities Corp., a Delaware corporation. The depositor is a wholly-owned subsidiary of the sponsor, GSMC, and is an affiliate, through common parent ownership, of the underwriter. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

      The certificate of incorporation of the depositor limits its activities to those necessary or convenient to carry out its securitization activities. The depositor will have limited obligations with respect to a series of securities. The depositor will obtain the mortgage loans from the sponsor, and may also assign to the trustee certain rights of the sponsor with respect to the mortgage loans. See "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement. In addition, after the issuance of the certificates, the depositor will have certain limited obligations, which includes, without limitation, appointing a successor trustee if the trustee resigns or is otherwise removed and preparing, or causing to be prepared, certain reports filed under the Securities Exchange Act of 1934, as amended.

                               THE ISSUING ENTITY

      FFMLT Trust 2006-FF3, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                   THE TRUSTEE

      Deutsche Bank National Trust Company ("DBNTC") will act as trustee. DBNTC is a national banking association and has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. As trustee, DBNTC will be calculating certain items and reporting as set forth in the pooling and servicing agreement. DBNTC has acted as calculation agent and paying agent in numerous mortgage-backed transactions since 1991. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as trustee on behalf of the certificateholders. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has had no material changes to DBNTC's policies or procedures in its calculation agent and paying agent roles in mortgage-backed transactions during the past 3 years. DBNTC will act as custodian of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC's custody but will be kept in shared facilities. However, DBNTC's proprietary document tracking system will show the location within DBNTC's facilities of each mortgage file and will show that the mortgage loan documents are held by the trustee on behalf of the trust. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian.

      DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

      In its capacity as trustee, DBNTC will be required to perform the following duties regarding the residential mortgage-backed securities:

      o     execute and authenticate the certificates;

      o     maintain lists of certificateholders;

      o maintain custody of the mortgage files with respect to certain of the mortgage loans;

      o make distributions according to the priorities set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement;

      o collect and prepare certain reports and notices to the certificateholders as set forth in the pooling and servicing agreement;

      o collect and prepare certain reports and notices to the rating agencies as set forth in the pooling and servicing agreement;

      o notify certificateholders of "servicer events of default" as defined and described under "The Pooling and Servicing Agreement--Removal and Resignation of a Servicer" in this prospectus supplement;

      o in case of a servicer event of default, file claims and enforce all rights of action pursuant to the terms of the pooling and servicing agreement;

      o amend the provisions of the pooling and servicing agreement at the request of a specified percentage of certificateholders as further described under "The Pooling and Servicing Agreement--Amendment" in this prospectus supplement; and

      o perform tax reporting duties and make REMIC elections pursuant to the pooling and servicing agreement.

      DBNTC will only be required to perform duties that are specifically set forth in the pooling and servicing agreement, interest rate swap agreement and any other agreements relating to the issuing entity to which it is a party or the certificates. In addition, DBNTC may conclusively rely on any documents furnished to it as the trustee, is not bound to make any investigation into the facts underlying such documents, is not required to expend or risk its own funds or incur any financial liability in the exercise of its rights and powers, and shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized. DBNTC is not responsible for verifying, recomputing or recalculating information given to it by a servicer. See also "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicer and the Trustee" for additional limitations on the liability of DBNTC.

      DBNTC will be entitled to indemnification from (a) the responsible party for breaches of certain representations and warranties to the extent described under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement and (b) the trust to the extent described under "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement.

      DBNTC may resign or be removed as set forth in the pooling and servicing agreement. Such resignation or removal will become effective when a successor trustee accepts the appointment.

                         INTEREST RATE SWAP COUNTERPARTY

      The interest rate swap agreement will be provided by a swap provider that has a counterparty rating of "Aaa" from Moody's Investors Service, Inc. and a credit rating of at least "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). The swap provider may be an affiliate of the sponsor, the depositor and the underwriter.

                         DESCRIPTION OF THE CERTIFICATES

General

      On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in twenty one classes--the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class R, Class RC, Class RX, Class P, Class C and Class X certificates. Only the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3,

Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX certificates (collectively, the "Offered Certificates") will be offered under this prospectus supplement. The Class R, Class RC and Class RX certificates are referred to as the "Residual Certificates" in this prospectus supplement. The Class M-9, Class B-1, Class B-2 certificates and the Offered Certificates, other than the Residual Certificates, are referred to as the "LIBOR Certificates" in this prospectus supplement. The Offered Certificates that are LIBOR Certificates are referred to as "Offered LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

      The trust fund will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts described in this prospectus supplement and invested in accordance with the pooling and servicing agreement; and

      o     an interest rate swap agreement.

      The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

      Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights. The Class C certificates and the Residual Certificates will not be entitled to any voting rights.

      The Class A-1 certificates will generally represent interests in the group I mortgage loans and the Class A-2A, Class A-2B and Class A-2C certificates will generally represent an interest in the group II mortgage loans. The Class R, Class RC, Class RX, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates will represent interests in all of the mortgage loans in the trust fund.

      The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.


               Accrued        ----------------------    ^
             certificate                  Class A-2A    |
              interest,       Class A-1   Class A-2B    |
               then                       Class A-2C    |
              principal       ----------------------    |
                 |                   Class M-1          |
                 |            ----------------------    |
                 |                   Class M-2          |
                 |            ----------------------    |
                 |                   Class M-3          |
                 |            ----------------------    |
                 |                   Class M-4          |
                 |            ----------------------    |
                 |                   Class M-5          |
                 |            ----------------------    |
                 |                   Class M-6          |
                 |            ----------------------    |
                 |                   Class M-7          |
                 |            ----------------------    |
                 |                   Class M-8          |
                 |            ----------------------    |
                 |                   Class M-9          |
                 |            ----------------------    |
                 |                   Class B-1          |
                 |            ----------------------    |
                 |                   Class B-2          |
                 |            ----------------------    |
                 |                    Class X           |
                 v            ----------------------  Losses


Book-Entry Registration

      The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC; provided, however, that such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds book-entry interests in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with the persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each Distribution Date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the trust made available by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the trust, the depositor, the servicer, or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, DTC or the trustee, as applicable, will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road,

Nashville, Tennessee 37211-3658, Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Securities Payment Unit, for purposes of the surrender of certificates for the final distribution. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

      Pursuant to a mortgage loan purchase and warranties agreement (the "Sale Agreement"), the responsible party sold the mortgage loans, without recourse, to GSMC. Pursuant to an assignment and recognition agreement (the "Assignment Agreement" and collectively with the Sale Agreement, the "First Franklin Agreements"), GSMC will sell and convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, GSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan on or prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

      Delivery of Mortgage Loan Documents

      In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the depositor will cause to be delivered to the trustee, on or before the closing date, the following documents with respect to each mortgage loan, which documents constitute the mortgage file:

            (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee (except for no more than two of the mortgage loans for which there is a lost note affidavit and a copy of the mortgage note);

            (b) the original of any guaranty executed in connection with the mortgage note;

            (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

            (d) except with respect to each MERS Designated Mortgage Loan, the originals of any intervening mortgage assignment(s), showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee or, in certain limited circumstances, (i) a copy of the intervening mortgage assignment together with an officer's certificate of the responsible party (or certified by the title company, escrow agent or closing attorney) stating that of such intervening mortgage assignment has been dispatched for recordation and the original intervening mortgage assignment or a copy of such intervening mortgage assignment certified by the appropriate public recording office will be promptly delivered upon receipt by responsible party, or (ii) a copy of the intervening mortgage assignment certified by the appropriate public recording office to be a true and complete copy of the recorded original;

            (e) except with respect to each MERS Designated Mortgage Loan, the original mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

            (f) originals of all assumption, modification, consolidation and extension agreements, if provided, in those instances where the terms or provisions of a mortgage or mortgage note have been modified or such mortgage or mortgage note has been assumed;

            (g) an original title insurance policy or attorney's opinion of title and abstract of title; and

            (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

      Pursuant to the pooling and servicing agreement, the trustee will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note (item (a) above) with respect to each of the mortgage loans, with any exceptions noted. The trustee will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the trustee, within thirty days after the receipt of the mortgage file by the trustee - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

      If the trustee, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file that is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the trustee is required to promptly so notify the responsible party, the servicer and the depositor in writing. The responsible party will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the trustee. If, however, within 30 days after the earlier of either discovery by or notice to the responsible party of such defect, the responsible party has not caused the defect to be remedied, the responsible party will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans". The obligations of the responsible party to cure such breach or to purchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty available to the holders of the certificates, the depositor, the servicer and the trustee.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to the First Franklin Agreements, the responsible party will make certain representations and warranties as of the applicable Original Sale Date (or such other date as set forth below). These representations and warranties include, but are not limited to:

      (1) No payment required under the mortgage loan is more than one payment past due;

      (2) Other than payments not more than one payment past due, there are no defaults in complying with (i) the terms of the mortgage and (ii) all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

      (3) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from and after the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

      (4) The mortgage loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect to the mortgage loan, and no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at, or subsequent to, the time the mortgage loan was originated;

      (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for by Fannie Mae or Freddie Mac;

      (6) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the mortgage loan have been complied with;

      (7) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The responsible party has not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the mortgage loan to be in default, nor has the responsible party waived any default resulting from any action or inaction by the mortgagor;

      (8) The mortgage is a valid, subsisting, enforceable and perfected first lien on the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the related mortgage loan. The lien of the mortgage is subject only to:

            (i) the lien of current real property taxes and assessments not yet due and payable;

            (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

            (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

      (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the maker enforceable in accordance with its terms, subject to bankruptcy laws and similar laws of general application affecting creditor's rights and subject to the application of the rules of equity, including those respecting the availability of specific performance. All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated in them or necessary to make the information and statements in them not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of the responsible party and, to the best of the responsible party's knowledge, any other person, (including without limitation, the mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the mortgage loan);

      (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California, a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance, and each such title insurance policy is issued by a title insurer generally acceptable in the secondary market and qualified to do business in the jurisdiction where the mortgaged property is located, insuring the responsible party, its successors and assigns, as to the first priority lien with respect to the mortgage loans, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clause
(i) of representation 8 above;

      (11) All parties which have had any interest in the mortgage loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the mortgaged property is located, and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

      (12) Other than payments due but not yet 30 or more days Delinquent, there is no default, breach, violation or event which would permit acceleration existing under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the responsible party nor any of its affiliates nor any of their respective predecessors have waived any default, breach, violation or event which would permit acceleration;

      (13) Except as insured against by the title insurance policy, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related mortgaged property which are or may be liens prior to, or equal or coordinate with, the lien of the related mortgage;

      (14) The mortgage loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, an operating subsidiary of a national bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority;

      (15) The mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a mortgagor on a mortgage loan and foreclosure on, or trustee's sale of, the mortgaged property pursuant to the proper procedures, the holder of the mortgage loan will be able to deliver good and merchantable title to the mortgaged property. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

      (16) The mortgaged property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

      (17) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage and the security interest of any applicable security agreement or chattel mortgage;

      (18) There is no proceeding pending or threatened for the total or partial condemnation of the mortgaged property. The mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended and each mortgaged property is in good repair;

      (19) The mortgage file contains an appraisal of the related mortgaged property signed prior to the approval of the mortgage loan application by a qualified appraiser, who had no interest, direct or indirect in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated under that Act, all as in effect on the date the mortgage loan was originated;

      (20) None of the mortgage loans are (i) "high cost loans," (ii) covered by the Home Ownership and Equity Protection Act of 1994 or (iii) in violation of, or classified as "high cost," "threshold," "predatory" or "covered" loans under, any other applicable state, federal or local law. No predatory or deceptive lending practices, as defined by applicable laws, including, without limitation, the extension of credit without regard to the ability of the mortgagor to repay and the extension of credit which has no apparent benefit to the mortgagor, were employed in the origination of the mortgage loan. No mortgage loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary);

      (21) Each mortgage loan is subject to a prepayment penalty as provided in the related mortgage note unless otherwise indicated on the related mortgage loan schedule, and (i) with respect to mortgage loans originated prior to October 1, 2004, no mortgage loan has a prepayment penalty period in excess of five years, and (ii) with respect to mortgage loans originated on or after October 1, 2004, no mortgage loan has a prepayment penalty period in excess of three years;

      (22) None of the mortgage loans originated on or after October 1, 2002 and prior to March 7, 2003 is secured by property located in the state of Georgia. There is no mortgage loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act;

      (23) No mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the mortgage loan; No proceeds from any mortgage loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such mortgage loan;

      (24) The origination, servicing and collection practices used by the responsible party with respect to the mortgage loans have been in all respects in compliance with accepted servicing practices, applicable laws and regulations, and have been in all respects legal and proper and prudent in the mortgage origination and servicing business;

      (25) No mortgage loan (i) is secured by property located in the State of New York, (ii) had an original principal balance of $300,000 or less, and (iii) has an application date on or after April 1, 2003, the terms of which mortgage loan equal or exceed either the annual percentage rate or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law;

      (26) Each mortgage loan was originated in compliance with, and the responsible party is in compliance with, all applicable anti-money laundering laws, including the relevant provisions of the Bank Secrecy Act, as amended by the USA Patriot Act of 2001 and its implementing regulations, and related government rules and regulations (collectively, the "Patriot Act"); the Seller has established an anti-money laundering compliance program and, with respect to the Patriot Act, has (i) developed internal policies, procedures and controls reasonably designed to prevent it from being used for money laundering or the financing of terrorist activities, (ii) designated a compliance officer, (iii) implemented an ongoing employee training program and (iv) developed an independent audit function to test the compliance program;

      (27) The responsible party has furnished or has caused the any interim servicer to furnish, in accordance with the Fair Credit Reporting Act accurate and complete information on its borrower credit files with respect to each Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

      (28) With respect to any mortgage loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

      (29) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the responsible party, that responsible party has full right and authority and is not precluded by law or contract from furnishing such information; and

      (30) Each mortgage loan is a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

      Pursuant to the First Franklin Agreements, upon the discovery by the responsible party, GSMC, the servicer, the depositor or the trustee that any of the representations and warranties contained in the First Franklin Agreements have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach will be required to give prompt written notice to the other parties. Subject to certain provisions of the First Franklin Agreements, within no more than 60 days of the earlier to occur of the responsible party's discovery of or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the responsible party will be required to:

      o use its best efforts promptly to cure such breach in all material respects,

      o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by GSMC or the responsible party, as applicable, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount"), or

      o repurchase such mortgage loan at a repurchase price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other reasonable expenses of the servicer or trustee in connection with the mortgage loan or the purchase, including without limitation costs and expenses incurred in the enforcement of GSMC's or the responsible party's repurchase obligation hereunder plus any costs and damages incurred with respect to any securitization of the mortgage loan in connection with any violation by such mortgage loan of any applicable predatory or abusive-lending law.

      The Sale Agreement requires the responsible party to repurchase any mortgage loan where the mortgagor fails to make its first payment after the applicable Original Sale Date. It is possible that a mortgagor with respect to a mortgage loan transferred to the trust might have failed to make its first payment after the applicable Original Sale Date. In that circumstance, the trust, at its option, may direct the responsible party to repurchase that mortgage loan from the trust at the repurchase price described in the preceding paragraph.

      Notwithstanding the foregoing, pursuant to the terms of the Assignment Agreement, in the event of discovery by the responsible party, GSMC, the depositor, the servicer or the trustee (a) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the First Franklin Agreements, or (b) of a breach of the representations and warranties listed as number (20), (21), (22), (23), (27) or (28) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans," the responsible party will be required to repurchase the related mortgage loan at the repurchase price within not more than 60 days of such discovery or receipt of notice. The repurchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      In addition, the responsible party is obligated to indemnify the depositor, the servicer and the trustee for any third-party claims arising out of a breach by the responsible party of representations or warranties regarding the mortgage loans. The obligations of the responsible party to cure such breach or to purchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the depositor, the servicer and the trustee.

      Pursuant to the Assignment Agreement, GSMC will make the following representations and warranties:

            (1) with respect to each mortgage loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the mortgage loan (including, without any limitation, any provisions relating to prepayment penalties) have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations;

            (2) no mortgage loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary);

            (3) none of the mortgage loans has a prepayment penalty period in excess of three years; and

            (4) to GSMC's knowledge, nothing has occurred or failed to occur from and after the applicable Original Sale Date to the closing date that would cause any of the representations and warranties made by the responsible party and described in clauses (1), (2), (3), (4), (5), (7),
      (12), (13), (18), (24), (30) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans" to be incorrect in any material respect as of the closing date as if made on the closing date.

      In the event of a material breach of any of the foregoing representations and warranties of GSMC, GSMC will be required to cure, substitute for or repurchase the affected mortgage loan in the same manner described above for a material breach of a representation or warranty by the responsible party.

The obligations of GSMC to cure such breach or to substitute or repurchase any mortgage loan constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicer and the trustee.

Payments on the Mortgage Loans

      The pooling and servicing agreement provides that the servicer is required to establish and maintain a collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o     all payments on account of interest on the mortgage loans;

      o     all Liquidation Proceeds;

      o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds or Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

      o     all Substitution Adjustment Amounts for Substitute Mortgage Loans;

      o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

      o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

      The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

      The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits the trustee to invest funds in the distribution account for its own benefit in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the related distribution date.

      The funds required to be remitted by the servicer on each Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans received by the servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the servicer during the related Prepayment Period;

      o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date;

      o amounts of Compensating Interest required to be deposited in connection with principal prepayments that are received during the prior calendar month, as described under "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement; and

      o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement,

      but excluding the following:

            (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for such Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

            (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the servicer, as provided in the pooling and servicing agreement;

            (h) all funds inadvertently placed in the collection account by the servicer; and

            (i) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

      The amounts described in clauses (a) through (i) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in March 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the trustee or if no wire instructions are provided then by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658,
Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648

Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Securities Payment Unit, for purposes of the surrender of certificates for the final distribution.

Administration Fees

      As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee and trustee fee payable on each mortgage loan. On each distribution date, the servicer and the trustee will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee and trustee fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate or the trustee fee rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fee, the custodial fee and the trustee fee.

             -----------------------------------------------------

             Fee                       Per Annum Fee Rate
             -----------------------------------------------------
             Servicing Fee             0.50%
             -----------------------------------------------------
             Trustee Fee               less than or equal to 0.01%
             -----------------------------------------------------

      In addition to the servicing fee and the trustee fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicer or the trustee, as described under "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement, and reimbursements for certain unanticipated expenses borne by the depositor, the servicer or the trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

      As more fully described in this prospectus supplement, distributions on the certificates will be made on each Distribution Date from Available Funds and will be made to the classes of certificates in the following order of priority:

                  (i) to the Supplemental Interest Trust, to interest on each class of LIBOR Certificates and to unpaid interest on the Class A Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

                  (ii) to principal on the classes of LIBOR Certificates and
            Residual Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

                  (iii) to unpaid interest on the classes of LIBOR Certificates, other than the Class A Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal";

                  (iv) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount;

                  (v) to the Supplemental Interest Trust, the amount of any
            Defaulted Swap Termination Payment owed to the Swap Provider;

                  (vi) certain amounts of interest and principal to the Class X certificates; and

                  (vii) any remaining amount to certain classes of the Residual
            Certificates;

in each case, subject to certain limitations set forth below under "--Distributions of Interest and Principal."

Distributions of Interest and Principal

      For any Distribution Date, the "Pass-Through Rate" for each class of LIBOR Certificates will be a per annum rate as set forth below:

            (a) for the Class A-1 certificates, equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, (2) a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate), then in effect on the beginning of the related Due Period and
      (B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12 (referred to as the "Loan Group I Cap") and (3) the WAC Cap;

            (b) for each of the Class A-2A, Class A-2B and Class A-2C certificates, equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, (2) a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12 (referred to as the "Loan Group II Cap") and (3) the WAC Cap; and

            (c) for each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, and (2) the WAC Cap.

      The "WAC Cap" for any Distribution Date will be a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates on the mortgage loans (in each case, less the Expense Fee Rate) in effect at the beginning of the related Due Period on the mortgage loans, and
(B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12.

      The fixed margin for each class of LIBOR Certificates is as follows: Class A-1, [___]%; Class A-2A, [___]%; Class A-2B, [___]%; Class A-2C, [___]%; Class
M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5,
[___]%; Class M-6, [___]%; Class M-7, [___]%; Class M-8, [___]%; Class M-9,
[___]%; Class B-1, [___]%; and Class B-2, [___]%. On the Distribution Date immediately following the initial Distribution Date on which the majority Class C certificateholders have the option to direct the servicer to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each Distribution Date thereafter, the fixed margin for each class of LIBOR Certificates will increase to the following: Class A-1, [___]%; Class A-2A, [___]%; Class A-2B, [___]%; Class A-2C, [___]%; Class M-1, [___]%; Class M-2,
[___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5, [___]%; Class M-6,
[___]%; Class M-7, [___]%; Class M-8, [___]%; Class M-9, [___]%; Class B-1,
[___]%; and Class B-2, [___]%.

      On each Distribution Date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

      Distributions will be determined in part based on the performance of individual loan groups and for such purpose any Net Swap Payments or Net Swap Receipts will be allocated between loan groups based on the respective aggregate Stated Principal Balance of the mortgage loans in each loan group.

      On each Distribution Date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

      (i) to the holders of each class of LIBOR Certificates and to the Supplemental Interest Trust in the following order of priority:

            (a) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

            (b) concurrently, (1) from Interest Remittance Amount related to the group I mortgage loans to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for the Class A-1 certificates; and (2) from Interest Remittance Amount related to the group II mortgage loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A, Class A-2B and Class A-2C certificates) to the Class A-2A, Class A-2B and Class A-2C certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for the Class A-2A, Class A-2B and Class A-2C certificates; provided, that if the Interest Remittance Amount for either group of mortgage loans is insufficient to make the related payments set forth clause (1) or (2) above, any Interest Remittance Amount relating to the other group of mortgage loans remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

            (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

            (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

            (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

            (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

            (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

            (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

            (i) from any remaining Interest Remittance Amounts, to the Class M-7 certificates, the Accrued Certificate Interest for that class;

            (j) from any remaining Interest Remittance Amounts, to the Class M-8 certificates, the Accrued Certificate Interest for that class;

            (k) from any remaining Interest Remittance Amounts, to the Class M-9 certificates, the Accrued Certificate Interest for that class;

            (l) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class; and

            (m) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class; and

      (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

      (a) sequentially:

            (x) concurrently, to the Class R, Class RC and Class RX certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, and

            (y) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

      (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (B) on each Distribution Date (a) on or after the Stepdown Date and
(b) so long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below, until their respective Class Certificate Balances are reduced to zero;

            (b) to the Class M-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (c) to the Class M-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above and to the Class M-1 certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (d) to the Class M-3 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above and to the Class M-2 certificates in clause (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (e) to the Class M-4 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause
      (ii)(B)(d) above, and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (f) to the Class M-5 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above and to the Class M-4 certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (g) to the Class M-6 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above and to the Class M-5 certificates in clause (ii)(B)(f) above, and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (h) to the Class M-7 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause (ii)(B)(g) above, and (y) the Class M-7 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (i) to the Class M-8 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above and to the Class M-7 certificates in clause (ii)(B)(h) above, and (y) the Class M-8 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (j) to the Class M-9 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above and to the Class M-8 certificates in clause (ii)(B)(i) above, and (y) the Class M-9 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (k) to the Class B-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above, to the Class M-8 certificates in clause (ii)(B)(i) above and to the Class M-9 certificates in clause
      (ii)(B)(j) above, and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

            (l) to the Class B-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above, to the Class M-8 certificates in clause (ii)(B)(i) above, to the Class M-9 certificates in clause
      (ii)(B)(j) above and to the Class B-1 certificates in clause (ii)(B)(k) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

      (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority:

            (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

            (b) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

            (c) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

            (d) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

            (e) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

            (f) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

            (g) to the holders of the Class M-7 certificates, any Unpaid Interest Amount for that class;

            (h) to the holders of the Class M-8 certificates, any Unpaid Interest Amount for that class;

            (i) to the holders of the Class M-9 certificates, any Unpaid Interest Amount for that class;

            (j) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

            (k) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

            (l) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipts) for that Distribution Date;

            (m) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

            (n) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

            (o) to the Class X certificates, those amounts of interest and principal as set forth in the pooling and servicing agreement; and

            (p) to the holders of the Residual Certificates, any remaining amount as set forth in the pooling and servicing agreement.

      Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

      On each Distribution Date, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

      The Class C certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class C certificates will be entitled to direct the servicer to exercise the optional clean-up call, as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

      If on any Distribution Date, after giving effect to all distributions of principal as described above and allocations of payments from the Supplemental Interest Trust to pay principal as described under "--Supplemental Interest Trust" below, the aggregate Class Certificate Balance of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, the Class Certificate Balance of the applicable Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that was previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable class of certificates). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

      On any Distribution Date, any shortfalls resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of those certificates will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

      All principal distributions to the holders of the Class A certificates on any Distribution Date will be allocated among the Class A-1 Certificate Group (i.e., the Class A-1 certificates) and the Class A-2 Certificate Group (i.e., the Class A-2A, Class A-2B and Class A-2C certificates) based on the Class A Principal Allocation Percentage for the Class A-1 Certificate Group and Class A-2 Certificate Group, as applicable. However, if the Class Certificate Balances of the Class A certificates in any Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates in that Class A Certificate Group on that Distribution Date, and the amount of principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class A Certificate Group remaining outstanding, until the Class Certificate Balances of the Class A certificates in that Class A Certificate Group have been reduced to zero. Payments of principal to the Class A-1 Certificate Group will be made first from payments relating to the group I mortgage loans, and payments of principal to the Class A-2 Certificate Group will be made first from payments relating to the group II mortgage loans.

      Principal distributions allocated to the Class A-1 Certificate Group are required to be distributed to the Class A-1 certificates, until their Class Certificate Balance has been reduced to zero.

      Principal distributions allocated to the Class A-2 Certificate Group are required to be distributed sequentially to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, and then to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero

      Notwithstanding the foregoing, from and after the Distribution Date on which the Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates based on their respective Class Certificate Balances.

Supplemental Interest Trust

      On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into a trust account (the "Supplemental Interest Trust") established by the trustee as part of the trust fund. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

                  (1) to the Swap Provider, the sum of (x) all Net Swap Payments
            and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

                  (2) to the certificateholders, to pay Accrued Certificate
            Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) in the sixth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

                  (3) to the certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) in the sixth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

                  (4) to the certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) in the sixth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

                  (5) to the Swap Provider, any Defaulted Swap Termination
            Payment owed to the Swap Provider for that Distribution Date; and

                  (6) to the holders of the Class X certificates, any remaining amounts.

   The Supplemental Interest Trust will not be an asset of any REMIC.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any Distribution Date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, with respect to any Distribution Date, the payment cannot exceed the amount of Available Funds otherwise distributable on the Class X certificates or payable from the Supplemental Interest Trust.

      If, on any Distribution Date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the Loan Group I Cap, the Loan Group II Cap or the WAC Cap, as applicable, the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Loan Group I Cap, the Loan Group II Cap or the WAC Cap, over (ii) the amount of interest that class of certificates received on that Distribution Date based on its capped Pass-Through Rate and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to those caps) is the "Basis Risk Carry Forward Amount" for those classes of certificates.

      Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account and the Supplemental Interest Trust with respect to such Distribution Date (each as and to the extent described in this prospectus supplement). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

      In the event the Class Certificate Balance of any class of LIBOR Certificates is reduced because of Applied Realized Loss Amounts (and is not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution except to the extent that the Class Certificate Balance is increased as a result of any Subsequent Recovery. The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

      Pursuant to the pooling and servicing agreement, an account (the "Excess Reserve Fund Account") will be established by the trustee as part of the trust fund. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts that would otherwise be paid to the Class X certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable Distribution Date. Any Basis Risk Carry Forward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Supplemental Interest Trust in the priority specified in "--Supplemental Interest Trust" above.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with a counterparty that has a counterparty rating of "Aaa" from Moody's and a credit rating of at least "AA+" from S&P (or has a guarantor that has such ratings), as swap provider (the "Swap Provider").

      Under the interest rate swap agreement, with respect to the first 60 Distribution Dates, the trust will pay to the Swap Provider fixed payments at a rate of 4.950% per annum, and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the scheduled notional amount set forth on Annex II to this prospectus supplement. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 60 Distribution Dates, amounts otherwise available to certificateholders will be applied on such Distribution Date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 Distribution Dates, the Swap Provider will owe a net payment to the trust on the business day preceding such Distribution Date (each, a "Net Swap Receipt").

      All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable Distribution Date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable Distribution Date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicer and the trustee, and the trust shall pay to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

      A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

      The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of Default under the interest rate swap agreement include, among other things, the following:

      o     failure to pay,

      o     bankruptcy and insolvency events, and

      o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

      Early termination events under the interest rate swap agreement include, among other things:

      o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

      o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

      o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

      o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders, and

      o     upon the exercise of the Optional Clean-up Call.

      "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality, a tax event or a tax event upon merger of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

      In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) either of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating (but the Swap Provider (or its guarantor) has a rating of at least "BBB-" or "A-3," if applicable, by S&P or either of the rating agencies withdraws its rating of the Swap Provider and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

            (i) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

            (ii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the interest rate swap agreement;

            (iii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of such Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

            (iv) within the time period specified in the interest rate swap agreement with respect to such downgrade, such Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

      It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has a rating of less than "BBB-" or "A-3," if applicable, by S&P and within the time period specified in the interest rate swap agreement, such Swap Provider, while collateralizing its exposure to the trust, fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

      The Swap Provider may be an affiliate of the depositor, the sponsor and the underwriter which arrangement may create certain conflicts of interest.

      If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

      On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may, subject to certain limitations on assignment set forth in the interest rate swap agreement, assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

      The interest rate swap agreement is scheduled to terminate by its terms following the Distribution Date in February 2011 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

      The Significance Percentage of the interest rate swap agreement will be less than 10% as of the closing date. The Significance Percentage is calculated by reference to the "Significance Estimate" of the interest rate swap agreement which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the interest rate swap agreement made in substantially the same manner as that used in the sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the Significance Estimate represents of the aggregate principal balance of the Mortgage Loans.

Overcollateralization Provisions

      The Total Monthly Excess Spread, if any, on any Distribution Date may be applied as an accelerated payment of principal of the LIBOR Certificates, to the limited extent described below. Any such application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the LIBOR Certificates or paid to the Supplemental Interest Trust as described above on any Distribution Date will be paid to the holders of the Class X certificates and will not be available on any future Distribution Date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts or Basis Risk Carry Forward Amounts.

      With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates and the Residual Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date) is the "Overcollateralized Amount" as of that Distribution Date. The pooling and servicing agreement will require that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Overcollateralized Amount exceeds the Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "Overcollateralization Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Overcollateralized Amount with respect to a Distribution Date is the "Specified Overcollateralized Amount" and is set forth in the definition of Specified Overcollateralized Amount in the "Glossary of Terms" in this prospectus supplement. As described above, the Specified Overcollateralized Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event occurs, the Specified Overcollateralized Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount.

      In the event that a Specified Overcollateralized Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that an Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will be distributed to the holders of the Class X certificates on that Distribution Date (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) until the Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on that Distribution Date over (b) the Specified Overcollateralized Amount is the "Excess Overcollateralized Amount" with respect to that Distribution Date. If, on any Distribution Date, the Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Overcollateralized Amount is or would be greater than the related Specified Overcollateralized Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates or a Defaulted Swap Termination Payment to the Swap Provider) in an amount equal to the lesser of (x) the Excess Overcollateralized Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Overcollateralization Reduction Amount" for that Distribution Date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a Distribution Date after the amount necessary to make all payments of interest and principal to the LIBOR Certificates and all amounts required to be paid to the Swap Provider on that Distribution Date (other than Defaulted Swap Termination Payments).

Restrictions on Transfer of the Residual Certificates

      The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, disqualified organizations and (ii) certain pass-through entities that have disqualified organizations as beneficial owners. No tax will be imposed on a pass-through entity (other than an "electing large partnership") with regard to the Residual Certificates to the extent it has received an affidavit from each owner of a Residual Certificate indicating that the owner is not a disqualified organization or a nominee for a disqualified organization. The pooling and servicing agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the transferor and the trustee an affidavit, substantially in the form set forth in the pooling and servicing agreement, to the effect that, among other items, such transferee is not a disqualified organization and is not purchasing such Residual Certificate as an agent (i.e., as a broker, nominee, or other middleman for such purpose) for a disqualified organization and is otherwise making such purchase pursuant to a permitted transfer and (ii) the transferor states in a writing to the trustee that it has no actual knowledge that such affidavit is false. Further the affidavit requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future,
(ii) understands that it may incur tax liabilities with respect to such Residual Certificate in excess of cash flows generated thereby, (iii) intends to pay taxes associated with holding such Residual Certificate as such taxes become due, (iv) will not cause the income attributable to such Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer such Residual Certificate to any person or entity that does not provide a similar affidavit. The transferor must also certify in a writing to the trustee in the form set forth in the pooling and servicing agreement that it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding clauses (i), (iii) and (iv) were false.

      In addition, Treasury regulations require either that (i) the transferor of a Residual Certificate pay the transferee a specified minimum formula amount designed to compensate the transferee for assuming the related tax liability or
(ii) the transfer be to an eligible corporation that agrees to make any further qualifying transfers in order to meet the safe harbor against the possible disregard of such transfer. Because these rules are not mandatory but would provide safe harbor protection, the pooling and servicing agreement will not require that they be met as a condition to transfer of the Residual Certificates. Holders of the Residual Certificates are advised to consult their tax advisors as to whether and how to qualify for protection of the safe harbor for transfers and whether or in what amount any payment should be made upon transfer of the Residual Certificate. See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "--Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the prospectus.

      Finally, the Residual Certificates may not be purchased by or transferred to any person that is not a "U.S. Person" unless (i) such person holds such Residual Certificates in connection with the conduct of trade or business within the United States and furnishes the transferor and the trustee with an effective Internal Revenue Service Form W-8ECI or (ii) the transferee delivers to both the transferor and the trustee an opinion of a nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated under the Code and that such transfer of the Residual Certificates will not be disregarded for federal income tax purposes. The term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership created or organized in or under the laws of the United States, any State or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, a trust in existence on August 20, 1996 which is eligible to elect to be treated as a U.S. Person and so elects).

      The pooling and servicing agreement provides that any attempted or purported transfer of Residual Certificates in violation of those transfer restrictions will be null and void ab initio and will vest no rights in any purported transferee and will not relieve the transferor of any obligations with respect to the Residual

Certificates. Any transferor or agent to whom information is provided as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

      The Residual Certificates may not be purchased by or transferred to any person which is a Plan or any plan or arrangement subject to Similar Law. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

      The Residual Certificates will contain a legend describing the foregoing restrictions.

Reports to Certificateholders

      On each Distribution Date the trustee will make available to each holder of an Offered Certificate a distribution report, based on information provided to the trustee by the servicer and the swap provider, containing the following:

      o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds included in that distribution;

      o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

      o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available for such distribution, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

      o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such Distribution Date;

      o the aggregate Stated Principal Balance of the mortgage loans for the following Distribution Date;

      o the amount of the expenses and fees paid to or retained by the servicer and paid to or retained by the trustee with respect to such Distribution Date;

      o the Pass-Through Rate for each such class of certificates with respect to such Distribution Date;

      o the amount of advances included in the distribution on such Distribution Date and the aggregate amount of advances reported by the servicer, if provided by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

      o the number and aggregate outstanding principal balances of mortgage loans (1) as to which the scheduled payment is Delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

      o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) Delinquent 60 days or more on each of the Due Dates in each such month;

      o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal

            Balance of such mortgage loans as of the close of business on the last Business Day of the immediately preceding month;

      o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the last Business Day of the immediately preceding month;

      o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days Delinquent);

      o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

      o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

      o the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

      o     the Overcollateralized Amount and Specified Overcollateralized
            Amount;

      o     Prepayment Premiums collected by the servicer;

      o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

      o     the amount distributed on the Class X certificates;

      o     the amount of any Subsequent Recoveries for such Distribution Date;

      o     the Record Date for such Distribution Date; and

      o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

      The trustee will provide the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the trustee's investor relations desk at 1-800-735-7777. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and requesting a copy. As a condition to access the trustee's internet website, the trustee may require registration and the acceptance of a disclaimer. The trustee will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trustee will provide timely and adequate notification to all above parties regarding any such changes. The trustee will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

      The trustee will also be entitled to rely on, but will not be responsible for, the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party to the pooling and servicing agreement).

Yield on the Residual Certificates

      The after tax rate of return to the holders of the Residual Certificates will reflect their pre-tax rates of return (which may be zero), reduced by the taxes required to be paid with respect to such certificates. If you hold a Residual Certificate, you may have tax liabilities during the early years of the related REMIC's term that substantially exceed any distributions payable on your Residual Certificate during any such period. In addition, the present value of the tax liabilities with respect to your Residual Certificate may substantially exceed the present value of any distributions on your Residual Certificate and of any tax benefits that may arise with respect to it. Accordingly, the after tax rate of return on the Residual Certificates may be negative or may be otherwise significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the mortgage loans. If you own a Residual Certificate, you should consult your tax advisors regarding the effect of taxes and the receipt of any payments made in connection with the purchase of the Residual Certificate on your after tax rate of return. See "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

                       THE POOLING AND SERVICING AGREEMENT

General

      NCHLS will act as the servicer of the mortgage loans under the pooling and servicing agreement. See "The Servicer" in this prospectus supplement.

      In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the terms of the pooling and servicing agreement. The methodology the servicer will employ for determining delinquencies is as described in the definition of "Delinquent" in this prospectus supplement.

Subservicers

      The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, as set forth in the pooling and servicing agreement, no subservicing agreement will generally take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the servicer, for any reason, is no longer a servicer (including termination due to a servicer event of default).

      The servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan serviced by it to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, the servicer is entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees or similar items (other than Prepayment Premiums). The servicer is also entitled to withdraw from the collection account or any related escrow account any net interest or other income earned on deposits in the collection account or escrow account, as the case may be. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses, except as specifically provided in the pooling and servicing agreement.

      As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled with respect to each mortgage loan to the trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one-twelfth of the trustee fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee will be entitled to of any net interest or other income earned on deposits in the distribution account.

P&I Advances and Servicing Advances

      The servicer is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan it services, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

      The servicer is required to advance amounts with respect to the mortgage loans serviced by it, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o     enforcement or judicial proceedings, including foreclosures, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account.

      The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from any amounts in the collection account.

      The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable from collections on or proceeds of the related mortgage loan.

Prepayment Interest Shortfalls

      In the event of any principal prepayments on any mortgage loans during any Prepayment Period, the servicer will be obligated to pay, by no later than the Servicer Remittance Date for the related Distribution Date, compensating interest, without any right of reimbursement, for those shortfalls in interest collections resulting from such principal prepayments. The amount of compensating interest payable by the servicer ("Compensating Interest") will be equal to the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with all the prepayments and thirty days' interest on the related mortgage loans, but only to the extent of the aggregate servicing fee for the related Distribution Date.

Servicer Reports

      On a date preceding the applicable Distribution Date, the servicer is required to deliver to the trustee and the depositor a servicer remittance report setting forth the information as required by the pooling and servicing agreement to enable the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the trustee. The servicer is required to deliver to the depositor, the trustee and the rating agencies by not later than March 15th of each year, starting in 2007, an officer's certificate stating that:

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled in all material respects all of its obligations under the pooling and servicing agreement for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each failure known to such officer and the nature and status of such failure, including the steps being taken by the servicer to remedy such failure.

      In addition, on or prior to March 15th of each year, starting in 2007, the servicer and the trustee will be required to deliver to the depositor an assessment of compliance with servicing criteria that contains the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

      o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

      Each party that is required to deliver an assessment of compliance will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

      The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

      The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the last scheduled Distribution Date for the LIBOR Certificates.

      The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the interest rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan or such default is, in the judgment of the servicer, reasonably foreseeable. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of the Mortgage Loans--Due-On-Sale Clauses" in the prospectus.

Hazard Insurance

      The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy which contains a standard mortgagee's clause with coverage in a minimum amount as set forth in the pooling and servicing agreement. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy in accordance with the pooling and servicing agreement, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

      The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

      The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer. The expenditure of such funds will be a servicing advance.

Optional Repurchase of Delinquent Mortgage Loans

      The depositor has the option, but is not obligated, to purchase from the trust any mortgage loan that is 90 days or more Delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan.

Removal and Resignation of the Servicer

      The trustee may, and the trustee is required to at the direction of the majority of voting rights in the certificates, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (i) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or trustee or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, which continues unremedied for a period of thirty days (except that such number of days shall be 10 days in the case of a failure to observe or perform certain reporting requirements or periodic filings) after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor or trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates, and (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

            (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

            (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

            (g) certain required reports are not timely delivered by the servicer to the trustee; or

            (h) with respect to the servicer, National City Bank of Indiana fails to maintain a minimum net worth of $25,000,000; or

            (i) the servicer attempts to assign its right to servicing compensation under the pooling and servicing agreement or it attempts, without the consent of the depositor, to sell or otherwise dispose of all or substantially all of its property or assets or to assign all or a portion of its servicing responsibilities or to delegate its duties under the pooling and servicing agreement; or

            (j) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to the servicer by the trustee or the depositor, or to the servicer, the trustee or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (k) any reduction, withdrawal or qualification of the servicing rating of the servicer by any rating agency that results in the inability of the servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by S&P, Moody's or Fitch, Inc.

      Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

      Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of the servicer, subject to the trustee's right to appoint a successor servicer, the trustee will be the successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. The trustee, as successor servicer, will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable but in no event later than 90 days after the trustee has notified the predecessor servicer that it is being terminated. If, however, the trustee is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      Any successor to the servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

      The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

      The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses without reimbursement from the trust fund, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the trust fund, or if the successor servicer fails to pay, the trustee will pay such costs from the trust fund.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

      The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

      The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the servicer may remove the trustee and appoint a successor trustee.

      The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

      Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

      The majority Class C certificateholders in the aggregate may, at their option, direct the servicer to purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date (the right to direct such purchase being referred to as the "Optional Clean-up Call"). If the depositor or one of its affiliates is a Class C certificateholder exercising this option, it may only do so with at least one other unaffiliated person that holds at least a 10% percentage interest in the Class C certificates. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the party exercising the right to purchase the mortgage loans and at its expense, plus accrued and unpaid interest on those mortgage loans at the applicable interest rate and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, and
(iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider. Any such purchase of the mortgage loans would result in the final distribution on the certificates on such Distribution Date.

      The trust also is required to terminate upon the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or
(ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement. However, in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

      The pooling and servicing agreement requires the servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify
(a) the Distribution Date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and
(d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

      In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the servicer or its designee the mortgage loan files.

      Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

      In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class RC certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Amendment

      The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement, or to add to the duties of the depositor, the servicer or the trustee, to comply with any requirements in the Code or Regulation AB (17 CFR 229.1122). The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any certificateholder, as evidenced by
(i) an opinion of counsel delivered to the trustee, obtained at the expense of the party requesting the amendment (except the trustee, in which event, at the expense of the trust fund), confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

      The pooling and servicing agreement may be amended from time to time by the depositor, the servicer, the trustee and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

Certain Matters Regarding the Depositor, the Servicer and the Trustee

      The pooling and servicing agreement provides that none of the depositor, the servicer, the trustee nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

      The depositor, the servicer, the trustee and any director, officer, employee, affiliate or agent of the depositor, the servicer or the trustee will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates or any unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

      None of the depositor, the servicer or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer and the trustee, as applicable, may undertake any action that any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

                      PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

      The prepayment model used in this prospectus supplement represents an assumed rate of prepayment ("Prepayment Assumption") each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. For the adjustable-rate mortgage loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "Adjustable-Rate Prepayment Curve" or "ARM PPC," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of a hypothetical pool of the adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 25.00% per annum in each month thereafter until 30.00% CPR is reached in the twelfth month and remaining at 30.00% CPR until the twenty-fourth month. From the twenty-fifth month until the twenty-seventh month ARM PPC assumes a constant prepayment rate of 60.00% CPR per annum. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, ARM PPC assumes a constant prepayment rate of 35.00% CPR per annum each month. For the fixed-rate mortgage loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "Fixed-Rate Prepayment Curve," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of each fixed-rate mortgage loan in the first month each fixed-rate mortgage loan is outstanding and an additional approximately 1/11th of 19.00% per annum in each month thereafter until the 12th month such fixed-rate mortgage loan is outstanding. In each month thereafter during the life of such mortgage loans, the Fixed-Rate Prepayment Curve assumes a constant prepayment rate of 24.00% CPR per annum each month.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered LIBOR Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered LIBOR Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions ("Structuring Assumptions"):

      o     the closing date for the certificates occurs on February 23, 2006;

      o distributions on the certificates are made on the 25th day of each month, commencing in March 2006, regardless if such day is a business day, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Prepayment Assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the Optional Clean-up Call is not exercised (except with respect to the weighted average life to call where the Optional Clean-up Call is assumed to be exercised when it is first exercisable);

      o the Specified Overcollateralized Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o all adjustable-rate mortgage loans are indexed to the Six-Month LIBOR Loan Index;

      o with respect to each adjustable-rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Index (subject to the applicable periodic rate cap and maximum and minimum interest rates), (b) the Six-Month LIBOR Loan Index remains constant at 4.913%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment, except in the case of the interest-only mortgage loans during the interest-only period;

      o following the next Adjustment Date, all adjustable-rate mortgage loans are assumed to adjust every six months;

      o     the Expense Fee Rate is 0.5100%;

      o     One-Month LIBOR remains constant at 4.6020%;

      o     no Swap Termination Payments are paid or received by the trust;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month prior to the calendar month in which the closing date occurs;

      o     prepayment speeds capped at 85.00% CPR for all scenarios;

      o the initial Class Certificate Balance of each class of certificates is as set forth in this prospectus supplement, except that the Residual Certificates are assumed to be zero;

      o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement;

      o with respect to adjustable-rate mortgage loans, (a) the mortgage loans with an initial fixed period less than 84 months will use the Adjustable-Rate Prepayment Curve and (b) the mortgage loans with an initial fixed period equal to or greater than 84 months will use the Fixed-Rate Prepayment Curve; and

      o the assumed mortgage loans have the approximate characteristics described below:

                                                     Remaining       Remaining
                                                   Amortization       Term to                                  First
                                   Principal           Term          Maturity      Loan Age                    Reset
Group   Type                      Balance ($)     (Months)(1),(2)   (Months)(2)   (Months)(2)     Index     (Months)(3)
-----   ----------------------    -------------   ---------------   -----------   -----------   ---------   -----------
    1   1 YR ARM                     879,008.26               358           358             2   LIBOR_6MO            10
    1   1 YR ARM                     166,283.80               356           356             4   LIBOR_6MO             8
    1   1 YR ARM                     395,156.74               357           357             3   LIBOR_6MO             9
    1   15 YR FIXED                1,855,158.00               177           178             2                         0
    1   15 YR FIXED                  107,556.56               178           178             2                         0
    1   15 YR FIXED                  169,154.32               177           177             3                         0
    1   15 YR FIXED                2,054,540.60               178           178             2                         0
    1   15 YR FIXED IO               153,926.72               120           178             2                         0
    1   2 YR ARM                  15,792,450.68               358           358             2   LIBOR_6MO            22
    1   2 YR ARM                   2,118,156.74               358           358             2   LIBOR_6MO            22
    1   2 YR ARM                   1,838,537.86               357           357             3   LIBOR_6MO            21
    1   2 YR ARM                  13,350,572.61               358           358             2   LIBOR_6MO            22
    1   2 YR ARM                  46,669,753.08               358           358             2   LIBOR_6MO            22
    1   2 YR ARM                   5,635,308.19               358           358             2   LIBOR_6MO            22
    1   2 YR ARM                   5,374,996.65               358           358             2   LIBOR_6MO            22
    1   2 YR ARM BALLOON 40/30       459,974.10               478           358             2   LIBOR_6MO            22
    1   2 YR ARM BALLOON 40/30        63,514.67               478           358             2   LIBOR_6MO            22
    1   2 YR ARM BALLOON 40/30     1,830,789.25               478           358             2   LIBOR_6MO            22
    1   2 YR ARM BALLOON 40/30       134,943.71               478           358             2   LIBOR_6MO            22
    1   2 YR ARM BALLOON 40/30       116,686.61               478           358             2   LIBOR_6MO            22
    1   2 YR ARM IO               12,661,254.65               300           358             2   LIBOR_6MO            22
    1   2 YR ARM IO                  411,034.00               300           358             2   LIBOR_6MO            22
    1   2 YR ARM IO                4,456,377.18               300           358             2   LIBOR_6MO            22
    1   2 YR ARM IO                4,403,553.92               300           358             2   LIBOR_6MO            22
    1   2 YR ARM IO               50,806,460.25               300           358             2   LIBOR_6MO            22
    1   2 YR ARM IO                5,042,853.81               300           358             2   LIBOR_6MO            22
    1   2 YR ARM IO               11,614,676.89               300           358             2   LIBOR_6MO            22
    1   3 YR ARM                  14,869,374.31               358           358             2   LIBOR_6MO            34
    1   3 YR ARM                     779,557.05               358           358             2   LIBOR_6MO            34
    1   3 YR ARM                     101,531.81               358           358             2   LIBOR_6MO            34
    1   3 YR ARM                     432,398.15               357           357             3   LIBOR_6MO            33
    1   3 YR ARM                   1,557,160.06               358           358             2   LIBOR_6MO            34
    1   3 YR ARM                   9,435,431.54               358           358             2   LIBOR_6MO            34
    1   3 YR ARM IO               11,195,157.31               300           358             2   LIBOR_6MO            34
    1   3 YR ARM IO                  214,504.33               300           358             2   LIBOR_6MO            34
    1   3 YR ARM IO                  572,011.56               300           357             3   LIBOR_6MO            33
    1   3 YR ARM IO                  498,970.84               300           358             2   LIBOR_6MO            34
    1   3 YR ARM IO                  215,298.79               300           358             2   LIBOR_6MO            34
    1   3 YR ARM IO                1,426,453.73               300           358             2   LIBOR_6MO            34
    1   3 YR ARM IO               13,612,441.69               300           358             2   LIBOR_6MO            34
    1   30 YR FIXED               16,207,695.48               357           357             2                         0
    1   30 YR FIXED                1,346,416.46               357           357             3                         0
    1   30 YR FIXED                  275,351.48               357           357             3                         0
    1   30 YR FIXED                2,539,194.26               357           357             3                         0
    1   30 YR FIXED                  954,652.44               358           358             2                         0
    1   30 YR FIXED               18,804,512.40               358           358             2                         0
    1   30 YR FIXED IO             1,770,306.24               300           358             2                         0
    1   30 YR FIXED IO                74,480.67               300           357             3                         0
    1   30 YR FIXED IO             3,622,511.44               300           358             2                         0
    1   5 YR ARM                     338,101.80               358           358             2   LIBOR_6MO            58
    1   5 YR ARM                   1,473,087.90               357           357             3   LIBOR_6MO            57
    1   5 YR ARM BALLOON 40/30       156,393.24               478           358             2   LIBOR_6MO            58


         Cut-off                                          Gross                     Original
        Date Gross    Gross     Initial                  Lifetime                 Interest-Only
         Interest    Margin     Periodic    Periodic     Maximum       Floor         Period
Group    Rate(%)     (%)(3)    Cap (%)(3)   Cap(%)(3)   Rate(%)(3)   Rate(%)(3)    (Months)(2)
-----   ----------   -------   ----------   ---------   ----------   ----------   -------------
    1      7.50842   5.74958      2.00000     1.00000     13.50842      7.50842               0
    1      6.99000   5.75000      2.00000     1.00000     12.99000      6.99000               0
    1      6.50000   6.25000      2.00000     1.00000     12.50000      6.50000               0
    1      7.11802        --           --          --           --           --               0
    1      6.94040        --           --          --           --           --               0
    1      6.81108        --           --          --           --           --               0
    1      6.65716        --           --          --           --           --               0
    1      7.62500        --           --          --           --           --              60
    1      7.64429   5.76294      3.00000     1.00000     13.64429      7.64429               0
    1      7.92342   5.72836      3.00000     1.00000     13.92342      7.92342               0
    1      7.99725   5.65525      3.00000     1.00000     13.99725      7.99725               0
    1      7.53526   5.77636      3.00000     1.00000     13.53526      7.53526               0
    1      7.66663   5.77683      3.00000     1.00000     13.66663      7.66663               0
    1      7.28792   5.93282      3.00000     1.00000     13.28792      7.28792               0
    1      7.19863   5.61054      3.00000     1.00000     13.19863      7.19863               0
    1      7.37500   5.50000      3.00000     1.00000     13.37500      7.37500               0
    1      7.50000   5.37500      3.00000     1.00000     13.50000      7.50000               0
    1      7.31421   5.36200      3.00000     1.00000     13.31421      7.31421               0
    1      6.62500   5.50000      3.00000     1.00000     12.62500      6.62500               0
    1      6.62500   5.75000      3.00000     1.00000     12.62500      6.62500               0
    1      7.76866   5.43862      3.00000     1.00000     13.76866      7.76866              60
    1      8.62838   5.56445      3.00000     1.00000     14.62838      8.62838              60
    1      7.63520   5.26358      3.00000     1.00000     13.63520      7.63520              60
    1      7.39425   5.43277      3.00000     1.00000     13.39425      7.39425              60
    1      7.29997   5.34959      3.00000     1.00000     13.29997      7.29997              60
    1      7.25824   5.59870      3.00000     1.00000     13.25824      7.25824              60
    1      7.00180   5.33752      3.00000     1.00000     13.00180      7.00180              60
    1      7.60261   5.76544      3.00000     1.00000     13.60261      7.60261               0
    1      7.27595   5.61478      3.00000     1.00000     13.27595      7.27595               0
    1      7.25000   5.00000      3.00000     1.00000     13.25000      7.25000               0
    1      6.16513   5.17408      3.00000     1.00000     12.16513      6.16513               0
    1      7.55809   5.81378      3.00000     1.00000     13.55809      7.55809               0
    1      7.34562   5.66818      3.00000     1.00000     13.34562      7.34562               0
    1      7.45211   5.51360      3.00000     1.00000     13.45211      7.45211              60
    1      6.87500   5.00000      3.00000     1.00000     12.87500      6.87500              60
    1      6.97222   5.12760      3.00000     1.00000     12.97222      6.97222              60
    1      7.34433   5.43773      3.00000     1.00000     13.34433      7.34433              60
    1      7.12500   5.00000      3.00000     1.00000     13.12500      7.12500              60
    1      6.96273   5.31737      3.00000     1.00000     12.96273      6.96273              60
    1      7.01606   5.30671      3.00000     1.00000     13.01606      7.01606              60
    1      7.09691        --           --          --           --           --               0
    1      7.67109        --           --          --           --           --               0
    1      7.24541        --           --          --           --           --               0
    1      6.99721        --           --          --           --           --               0
    1      7.75427        --           --          --           --           --               0
    1      7.02231        --           --          --           --           --               0
    1      7.61313        --           --          --           --           --              60
    1      7.75000        --           --          --           --           --              60
    1      7.43301        --           --          --           --           --              60
    1      7.18593   5.12500      3.00000     1.00000     13.18593      7.18593               0
    1      6.37903   5.02742      3.00000     1.00000     12.37903      6.37903               0
    1      7.12500   5.00000      3.00000     1.00000     13.12500      7.12500               0

                                                     Remaining       Remaining
                                                   Amortization       Term to                                  First
                                   Principal           Term          Maturity      Loan Age                    Reset
Group   Type                      Balance ($)     (Months)(1),(2)   (Months)(2)   (Months)(2)     Index     (Months)(3)
-----   -------------------      --------------   ---------------   -----------   -----------   ---------   -----------
    1   5 YR ARM IO                1,501,818.33               300           358             2   LIBOR_6MO            58
    1   5 YR ARM IO                  123,538.61               300           359             1   LIBOR_6MO            59
    1   5 YR ARM IO                1,190,188.39               300           357             3   LIBOR_6MO            57
    1   5 YR ARM IO                  150,947.49               300           358             2   LIBOR_6MO            58
    1   5 YR ARM IO                2,767,235.00               300           358             2   LIBOR_6MO            58
    1   6 MO ARM IO                  317,287.66               300           358             2   LIBOR_6MO             4
    1   6 MO ARM IO                  481,145.14               300           358             2   LIBOR_6MO             4
    1   6 MO ARM IO                  233,372.77               300           358             2   LIBOR_6MO             4
    1   FIXED BALLOON 30/15           34,639.46               355           175             5                         0
    1   FIXED BALLOON 40/30          711,884.99               478           358             2                         0
    2   1 YR ARM                     220,690.83               358           358             2   LIBOR_6MO            10
    2   15 YR FIXED                  919,933.97               177           177             3                         0
    2   15 YR FIXED                  333,710.54               178           178             2                         0
    2   15 YR FIXED                  536,304.36               178           178             2                         0
    2   15 YR FIXED                   71,072.92               178           178             2                         0
    2   15 YR FIXED                1,444,312.38               178           178             2                         0
    2   15 YR FIXED IO                52,136.47               120           178             2                         0
    2   15 YR FIXED IO               246,282.75               120           178             2                         0
    2   2 YR ARM                  32,051,968.43               358           358             2   LIBOR_6MO            22
    2   2 YR ARM                   1,925,091.30               358           358             2   LIBOR_6MO            22
    2   2 YR ARM                   6,276,592.99               358           358             2   LIBOR_6MO            22
    2   2 YR ARM                  11,910,833.39               358           358             2   LIBOR_6MO            22
    2   2 YR ARM                  51,485,116.98               358           358             2   LIBOR_6MO            22
    2   2 YR ARM                   3,764,692.32               358           358             2   LIBOR_6MO            22
    2   2 YR ARM                   4,142,762.87               358           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30       879,864.70               478           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30       147,398.45               478           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30       272,319.16               478           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30       326,419.42               478           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30     3,749,130.42               478           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30       141,551.98               478           358             2   LIBOR_6MO            22
    2   2 YR ARM BALLOON 40/30       126,374.35               478           358             2   LIBOR_6MO            22
    2   2 YR ARM IO               54,924,215.61               300           358             2   LIBOR_6MO            22
    2   2 YR ARM IO                1,758,141.07               300           355             5   LIBOR_6MO            19
    2   2 YR ARM IO               25,196,992.14               300           358             2   LIBOR_6MO            22
    2   2 YR ARM IO                3,397,063.29               300           358             2   LIBOR_6MO            22
                                 243,691,429.84
    2   2 YR ARM IO                        4                  300           358             2   LIBOR_6MO            22
    2   2 YR ARM IO                5,954,143.76               300           358             2   LIBOR_6MO            22
    2   2 YR ARM IO               29,524,200.70               300           358             2   LIBOR_6MO            22
    2   3 YR ARM                  18,348,181.91               358           358             2   LIBOR_6MO            34
    2   3 YR ARM                   1,921,727.90               358           358             2   LIBOR_6MO            34
    2   3 YR ARM                   8,608,230.18               358           358             2   LIBOR_6MO            34
    2   3 YR ARM IO               35,501,089.59               300           358             2   LIBOR_6MO            34
    2   3 YR ARM IO                1,110,407.50               300           358             2   LIBOR_6MO            34
    2   3 YR ARM IO                  252,638.44               300           358             2   LIBOR_6MO            34
    2   3 YR ARM IO                  706,473.99               300           358             2   LIBOR_6MO            34
    2   3 YR ARM IO                2,380,124.19               300           358             2   LIBOR_6MO            34
    2   3 YR ARM IO               32,931,751.09               300           358             2   LIBOR_6MO            34
    2   30 YR FIXED               23,171,917.62               358           358             2                         0
    2   30 YR FIXED                3,054,553.92               358           358             2                         0
    2   30 YR FIXED                  435,197.63               358           358             2                         0


         Cut-off                                          Gross                     Original
        Date Gross    Gross     Initial                  Lifetime                 Interest-Only
         Interest    Margin     Periodic    Periodic     Maximum       Floor         Period
Group    Rate(%)     (%)(3)    Cap (%)(3)   Cap(%)(3)   Rate(%)(3)   Rate(%)(3)    (Months)(2)
-----   ----------   -------   ----------   ---------   ----------   ----------   -------------
    1      6.91251   5.25433      3.00000     1.00000     12.91251      6.91251              60
    1      5.99900   5.00000      3.00000     1.00000     11.99900      5.99900              60
    1      6.32372   5.07927      3.00000     1.00000     12.32372      6.32372              60
    1      7.25000   5.00000      3.00000     1.00000     13.25000      7.25000              60
    1      6.74810   5.08241      3.00000     1.00000     12.66934      6.74810              60
    1      8.00000   5.00000      1.00000     1.00000     14.00000      8.00000              60
    1      6.97691   4.91589      1.00000     1.00000     12.97691      6.97691              60
    1      6.07223   4.77064      1.00000     1.00000     12.07223      6.07223              60
    1      8.00000        --           --          --           --           --               0
    1      7.56968        --           --          --           --           --               0
    2      8.87500   5.62500      2.00000     1.00000     14.87500      8.87500               0
    2      7.81784        --           --          --           --           --               0
    2      8.08044        --           --          --           --           --               0
    2      7.60390        --           --          --           --           --               0
    2      7.62500        --           --          --           --           --               0
    2      7.69818        --           --          --           --           --               0
    2      7.99000        --           --          --           --           --              60
    2      7.87500        --           --          --           --           --              60
    2      7.91629   5.87435      3.00000     1.00000     13.91629      7.91629               0
    2      8.19256   5.59280      3.00000     1.00000     14.19256      8.19256               0
    2      7.78815   5.71927      3.00000     1.00000     13.78815      7.78815               0
    2      7.91540   5.92474      3.00000     1.00000     13.91540      7.91540               0
    2      7.66742   5.74255      3.00000     1.00000     13.66742      7.66742               0
    2      7.82005   6.09296      3.00000     1.00000     13.82005      7.82005               0
    2      7.85006   5.92364      3.00000     1.00000     13.85006      7.85006               0
    2      7.44061   5.19118      3.00000     1.00000     13.44061      7.44061               0
    2      8.50000   5.62500      3.00000     1.00000     14.50000      8.50000               0
    2      7.50109   5.00000      3.00000     1.00000     13.50109      7.50109               0
    2      7.40757   5.81162      3.00000     1.00000     13.40757      7.40757               0
    2      7.56789   5.39464      3.00000     1.00000     13.56789      7.56789               0
    2      6.62500   5.00000      3.00000     1.00000     12.62500      6.62500               0
    2      7.50000   5.50000      3.00000     1.00000     13.50000      7.50000               0
    2      7.71866   5.27519      3.00000     1.00000     13.71866      7.71866              60
    2      6.63494   5.01034      3.00000     1.00000     12.63494      6.63494              60
    2      7.67405   5.29341      3.00000     1.00000     13.67405      7.67405              60
    2      7.89941   5.63692      3.00000     1.00000     13.89941      7.89941              60

    2      7.15066   5.24346      3.00000     1.00000     13.15066      7.15066              60
    2      7.47534   5.80095      3.00000     1.00000     13.47534      7.47534              60
    2      6.81777   5.25445      3.00000     1.00000     12.81777      6.81777              60
    2      7.70073   5.82390      3.00000     1.00000     13.70073      7.70073               0
    2      7.70255   5.97484      3.00000     1.00000     13.70255      7.70255               0
    2      6.94991   5.41601      3.00000     1.00000     12.94991      6.94991               0
    2      7.53171   5.53252      3.00000     1.00000     13.53171      7.53171              60
    2      8.07733   5.42094      3.00000     1.00000     14.07733      8.07733              60
    2      8.20283   5.77358      3.00000     1.00000     14.20283      8.20283              60
    2      7.87500   5.56997      3.00000     1.00000     13.87500      7.87500              60
    2      7.17636   5.37008      3.00000     1.00000     13.17636      7.17636              60
    2      7.03747   5.21680      3.00000     1.00000     13.03747      7.03747              60
    2      8.12416        --           --          --           --           --               0
    2      8.27142        --           --          --           --           --               0
    2      8.64065        --           --          --           --           --               0

                                                     Remaining       Remaining
                                                   Amortization       Term to                                  First
                                   Principal           Term          Maturity      Loan Age                    Reset
Group   Type                      Balance ($)     (Months)(1),(2)   (Months)(2)   (Months)(2)     Index     (Months)(3)
-----   -------------------       -------------   ---------------   -----------   -----------   ---------   -----------
    2   30 YR FIXED                4,675,693.55               357           357             3                         0
    2   30 YR FIXED                3,037,218.60               358           358             2                         0
    2   30 YR FIXED               36,728,608.78               357           357             2                         0
    2   30 YR FIXED IO             7,387,372.36               300           358             2                         0
    2   30 YR FIXED IO               575,189.40               300           358             2                         0
    2   30 YR FIXED IO             2,087,345.64               300           357             3                         0
    2   30 YR FIXED IO             5,136,857.42               300           358             2                         0
    2   5 YR ARM                     742,921.91               358           358             2   LIBOR_6MO            58
    2   5 YR ARM                      37,700.57               358           358             2   LIBOR_6MO            58
    2   5 YR ARM                   1,621,243.06               358           358             2   LIBOR_6MO            58
    2   5 YR ARM IO                2,200,159.03               300           358             2   LIBOR_6MO            58
    2   5 YR ARM IO                2,123,543.25               300           358             2   LIBOR_6MO            58
    2   5 YR ARM IO                3,667,309.41               300           357             3   LIBOR_6MO            57
    2   5 YR ARM IO                  101,690.94               300           358             2   LIBOR_6MO            58
    2   5 YR ARM IO                7,397,956.53               300           358             2   LIBOR_6MO            58
    2   6 MO ARM                     439,397.59               358           358             2   LIBOR_6MO             4
    2   6 MO ARM IO                  652,649.30               300           356             4   LIBOR_6MO             2
    2   6 MO ARM IO                  395,641.33               300           358             2   LIBOR_6MO             4
    2   6 MO ARM IO                  810,399.36               300           358             2   LIBOR_6MO             4
    2   FIXED BALLOON 30/15           66,644.83               358           178             2                         0
    2   FIXED BALLOON 40/30          798,205.12               478           358             2                         0
    2   FIXED BALLOON 40/30          215,954.91               478           358             2                         0


         Cut-off                                          Gross                     Original
        Date Gross    Gross     Initial                  Lifetime                 Interest-Only
         Interest    Margin     Periodic    Periodic     Maximum       Floor         Period
Group    Rate(%)     (%)(3)    Cap (%)(3)   Cap(%)(3)   Rate(%)(3)   Rate(%)(3)    (Months)(2)
-----   ----------   -------   ----------   ---------   ----------   ----------   -------------
    2      7.24975        --           --          --           --           --               0
    2      8.18999        --           --          --           --           --               0
    2      7.55008        --           --          --           --           --               0
    2      8.49386        --           --          --           --           --              60
    2      9.19199        --           --          --           --           --              60
    2      7.52822        --           --          --           --           --              60
    2      7.61445        --           --          --           --           --              60
    2      7.16248   5.27837      3.00000     1.00000     13.16248      7.16248               0
    2      9.62500   7.00000      3.00000     1.00000     15.62500      9.62500               0
    2      7.26598   5.23777      3.00000     1.00000     13.26598      7.26598               0
    2      7.80976   5.60175      3.00000     1.00000     13.83540      7.80976              60
    2      7.42644   5.05857      3.00000     1.00000     13.42644      7.42644              60
    2      6.80471   5.09373      3.00000     1.00000     12.80471      6.80471              60
    2      6.87500   5.00000      3.00000     1.00000     12.87500      6.87500              60
    2      7.26570   5.31506      3.00000     1.00000     13.26570      7.26570              60
    2      8.50000   5.50000      1.00000     1.00000     14.50000      8.50000               0
    2      5.00000   4.50000      1.00000     1.00000     11.00000      5.00000              60
    2      8.25000   4.87500      1.00000     1.00000     14.25000      8.25000              60
    2      6.42498   4.96449      1.00000     1.00000     12.42498      6.42498              60
    2      8.00000        --           --          --           --           --               0
    2      7.87500        --           --          --           --           --               0
    2      7.62500        --           --          --           --           --               0

-------------

(1) With respect to the replines with an interest-only period, the remaining amortization period will not commence until the interest-only period has ended.

(2)   Weighted Average

(3)   Weighted Average for adjustable-rate mortgage loans only

      While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

Defaults

      The yield to maturity of the LIBOR Certificates, and particularly the Subordinated Certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Except to the extent of any Subsequent Recoveries, holders of the LIBOR Certificates will not receive reimbursement for Applied Realized Loss Amounts applied to their certificates. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

      The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases pursuant to the Optional Clean-up Call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed-rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. ARMs may be subject to greater rates of prepayments as they approach their initial Adjustment Dates as borrowers seek to avoid changes in their monthly payments. In addition, a substantial majority of the ARMs will not have their initial Adjustment Date until six months to five years after their origination. The prepayment experience of these adjustable-rate mortgage loans may differ from that of the other ARMs. Such adjustable-rate mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the adjustable-rate mortgage loans with their initial Adjustment Date six months to five years after their origination (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

      To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the LIBOR Certificates, pro rata, according to the amount of interest to which each class of LIBOR Certificates would otherwise be entitled, in reduction of that amount.

      The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the Loan Group I Cap, Loan Group II Cap or the WAC Cap. If the mortgage loans bearing higher interest rates, either through higher fixed rates, or in the case of the adjustable-rate mortgage loans, higher margins or an increase in the Index (and consequently, higher net mortgage interest rates), were to prepay, the weighted average net mortgage interest rate would be lower than otherwise would be the case. In addition, changes in One-Month LIBOR (on which the Pass-Through Rates of the LIBOR Certificates are based) may not correlate with changes in the Six-Month LIBOR Loan Index. It is possible that a decrease in the Six-Month LIBOR Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the Pass-Through Rates on any class of LIBOR Certificates, calculated without reference to any applicable Loan Group I Cap, Loan Group II Cap, or the WAC Cap, were to be higher than those applicable caps, the Pass-Through Rate on those classes of certificates would be lower than otherwise would be the case. Although holders of those classes of certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account and to the extent available for payment from the Supplemental Interest Trust, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Overcollateralized Amount is less than the Specified Overcollateralized Amount, Total Monthly Excess Spread and certain amounts available in the Supplemental Interest Trust will be applied as distributions of principal to the class or classes of certificates then entitled to distributions of principal until the Overcollateralized Amount equals the Specified Overcollateralized Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Overcollateralized Amount will never be less than the Specified Overcollateralized Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments and Net Swap Receipts. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

      The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates provide credit enhancement for the certificates that have a higher payment priority, and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates, in that order, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the mortgage loans will reduce the Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the

Subordinated Certificates will not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the senior certificates, depending on the timing of realized losses, the Subordinated Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

      For all purposes, the Class B-2 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

      Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates. This could adversely affect the yield to maturity on your certificates.

Weighted Average Lives of the LIBOR Certificates

      The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

      In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered LIBOR Certificates may be affected at various constant percentages of the Prepayment Assumption, see "--Decrement Tables" below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered LIBOR Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the Structuring Assumptions.

                              Prepayment Scenarios

                                       SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V
                                       ----------    -----------    ------------    -----------    ----------
Fixed-rate mortgage loans (% of
   Prepayment Assumption)                       0%            75%            100%           125%          150%
Adjustable-rate mortgage loans (% of
   Prepayment Assumption)                       0%            75%            100%           125%          150%

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                 Class A-1                         Class A-2A
                                            PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    ---------------------------------   ---------------------------------

        DISTRIBUTION DATE             I      II    III     IV     V       I      II    III     IV      V
---------------------------------   -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage ..............     100    100    100    100    100     100    100    100    100    100
February 2007 ...................      99     80     73     66     60      99     60     47     33     20
February 2008 ...................      99     53     40     27     16      98      6      0      0      0
February 2009 ...................      98     33     17      4      0      98      0      0      0      0
February 2010 ...................      97     26     17      4      0      97      0      0      0      0
February 2011 ...................      96     20     12      4      0      96      0      0      0      0
February 2012 ...................      95     15      8      4      0      94      0      0      0      0
February 2013 ...................      94     11      5      3      0      91      0      0      0      0
February 2014 ...................      92      8      4      2      0      88      0      0      0      0
February 2015 ...................      91      6      3      1      0      85      0      0      0      0
February 2016 ...................      89      5      2      *      0      81      0      0      0      0
February 2017 ...................      87      3      1      0      0      77      0      0      0      0
February 2018 ...................      84      3      1      0      0      73      0      0      0      0
February 2019 ...................      82      2      *      0      0      68      0      0      0      0
February 2020 ...................      79      1      0      0      0      63      0      0      0      0
February 2021 ...................      76      1      0      0      0      57      0      0      0      0
February 2022 ...................      73      1      0      0      0      51      0      0      0      0
February 2023 ...................      70      *      0      0      0      44      0      0      0      0
February 2024 ...................      66      *      0      0      0      36      0      0      0      0
February 2025 ...................      62      0      0      0      0      28      0      0      0      0
February 2026 ...................      57      0      0      0      0      18      0      0      0      0
February 2027 ...................      52      0      0      0      0       8      0      0      0      0
February 2028 ...................      47      0      0      0      0       0      0      0      0      0
February 2029 ...................      40      0      0      0      0       0      0      0      0      0
February 2030 ...................      35      0      0      0      0       0      0      0      0      0
February 2031 ...................      30      0      0      0      0       0      0      0      0      0
February 2032 ...................      25      0      0      0      0       0      0      0      0      0
February 2033 ...................      20      0      0      0      0       0      0      0      0      0
February 2034 ...................      13      0      0      0      0       0      0      0      0      0
February 2035 ...................       6      0      0      0      0       0      0      0      0      0
February 2036 ...................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to Maturity
   (years)(2) ...................   20.09   3.24   2.38   1.73   1.31   15.04   1.24   1.00   0.84   0.73
Weighted Average Life to Call
   (years)(2)(3) ................   20.06   2.99   2.18   1.59   1.31   15.04   1.24   1.00   0.84   0.73

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                Class A-2B                          Class A-2C
                                            PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    ---------------------------------   ---------------------------------

        DISTRIBUTION DATE             I      II    III     IV     V       I      II    III     IV      V
---------------------------------   -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage ..............     100    100    100    100    100     100    100    100    100    100
February 2007 ...................     100    100    100    100    100     100    100    100    100    100
February 2008 ...................     100    100     76     47     21     100    100    100    100    100
February 2009 ...................     100     60     25      0      0     100    100    100     68      0
February 2010 ...................     100     46     25      0      0     100    100    100     68      0
February 2011 ...................     100     31     12      0      0     100    100    100     68      0
February 2012 ...................     100     20      4      0      0     100    100    100     61      0
February 2013 ...................     100     11      0      0      0     100    100     87     36      0
February 2014 ...................     100      5      0      0      0     100    100     59     21      0
February 2015 ...................     100      1      0      0      0     100    100     39     10      0
February 2016 ...................     100      0      0      0      0     100     79     26      2      0
February 2017 ...................     100      0      0      0      0     100     59     18      0      0
February 2018 ...................     100      0      0      0      0     100     44      9      0      0
February 2019 ...................     100      0      0      0      0     100     32      2      0      0
February 2020 ...................     100      0      0      0      0     100     24      0      0      0
February 2021 ...................     100      0      0      0      0     100     18      0      0      0
February 2022 ...................     100      0      0      0      0     100     11      0      0      0
February 2023 ...................     100      0      0      0      0     100      5      0      0      0
February 2024 ...................     100      0      0      0      0     100      1      0      0      0
February 2025 ...................     100      0      0      0      0     100      0      0      0      0
February 2026 ...................     100      0      0      0      0     100      0      0      0      0
February 2027 ...................     100      0      0      0      0     100      0      0      0      0
February 2028 ...................      96      0      0      0      0     100      0      0      0      0
February 2029 ...................      82      0      0      0      0     100      0      0      0      0
February 2030 ...................      69      0      0      0      0     100      0      0      0      0
February 2031 ...................      58      0      0      0      0     100      0      0      0      0
February 2032 ...................      46      0      0      0      0     100      0      0      0      0
February 2033 ...................      33      0      0      0      0     100      0      0      0      0
February 2034 ...................      19      0      0      0      0     100      0      0      0      0
February 2035 ...................       3      0      0      0      0     100      0      0      0      0
February 2036 ...................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to Maturity
   (years)(2) ...................   25.61   4.29   3.01   2.09   1.80   29.59   12.26  8.96   6.02   2.49
Weighted Average Life to Call
   (years)(2)(3) ................   25.60   4.27   3.00   2.09   1.80   28.92   8.26   6.01   4.07   2.49

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                  Class M-1                          Class M-2
                                            PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    ---------------------------------   ---------------------------------

        DISTRIBUTION DATE             I      II    III     IV     V       I      II    III     IV      V
---------------------------------   -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage ..............     100    100    100    100    100     100    100    100    100    100
February 2007 ...................     100    100    100    100    100     100    100    100    100    100
February 2008 ...................     100    100    100    100    100     100    100    100    100    100
February 2009 ...................     100    100    100    100    100     100    100    100    100    100
February 2010 ...................     100     68     44    100    100     100     68     44    100     76
February 2011 ...................     100     51     30     65     82     100     51     30     16      8
February 2012 ...................     100     38     20     10     44     100     38     20     10      4
February 2013 ...................     100     28     13      6     20     100     28     13      6      0
February 2014 ...................     100     21      9      4      5     100     21      9      2      0
February 2015 ...................     100     16      6      0      0     100     16      6      0      0
February 2016 ...................     100     12      4      0      0     100     12      4      0      0
February 2017 ...................     100      9      1      0      0     100      9      0      0      0
February 2018 ...................     100      7      0      0      0     100      7      0      0      0
February 2019 ...................     100      5      0      0      0     100      5      0      0      0
February 2020 ...................     100      4      0      0      0     100      3      0      0      0
February 2021 ...................     100      1      0      0      0     100      0      0      0      0
February 2022 ...................     100      0      0      0      0     100      0      0      0      0
February 2023 ...................     100      0      0      0      0     100      0      0      0      0
February 2024 ...................     100      0      0      0      0     100      0      0      0      0
February 2025 ...................     100      0      0      0      0     100      0      0      0      0
February 2026 ...................     100      0      0      0      0     100      0      0      0      0
February 2027 ...................     100      0      0      0      0     100      0      0      0      0
February 2028 ...................     100      0      0      0      0     100      0      0      0      0
February 2029 ...................     100      0      0      0      0     100      0      0      0      0
February 2030 ...................      94      0      0      0      0      94      0      0      0      0
February 2031 ...................      82      0      0      0      0      82      0      0      0      0
February 2032 ...................      68      0      0      0      0      68      0      0      0      0
February 2033 ...................      53      0      0      0      0      53      0      0      0      0
February 2034 ...................      36      0      0      0      0      36      0      0      0      0
February 2035 ...................      18      0      0      0      0      18      0      0      0      0
February 2036 ...................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to Maturity
   (years)(2) ...................   27.08   6.11   5.00   5.42   6.07   27.08   6.08   4.86   4.73   4.41
Weighted Average Life to Call
   (years)(2)(3) ................   26.97   5.52   4.56   4.59   3.67   26.97   5.51   4.43   4.40   3.67

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                 Class M-3                         Class M-4
                                            PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    ---------------------------------   ---------------------------------

        DISTRIBUTION DATE             I      II    III     IV     V       I      II    III     IV      V
---------------------------------   -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage ..............     100    100    100    100    100     100    100    100    100    100
February 2007 ...................     100    100    100    100    100     100    100    100    100    100
February 2008 ...................     100    100    100    100    100     100    100    100    100    100
February 2009 ...................     100    100    100    100    100     100    100    100    100    100
February 2010 ...................     100     68     44     39     16     100     68     44     27     16
February 2011 ...................     100     51     30     16      8     100     51     30     16      8
February 2012 ...................     100     38     20     10      4     100     38     20     10      0
February 2013 ...................     100     28     13      6      0     100     28     13      6      0
February 2014 ...................     100     21      9      0      0     100     21      9      0      0
February 2015 ...................     100     16      6      0      0     100     16      6      0      0
February 2016 ...................     100     12      2      0      0     100     12      0      0      0
February 2017 ...................     100      9      0      0      0     100      9      0      0      0
February 2018 ...................     100      7      0      0      0     100      7      0      0      0
February 2019 ...................     100      5      0      0      0     100      3      0      0      0
February 2020 ...................     100      0      0      0      0     100      0      0      0      0
February 2021 ...................     100      0      0      0      0     100      0      0      0      0
February 2022 ...................     100      0      0      0      0     100      0      0      0      0
February 2023 ...................     100      0      0      0      0     100      0      0      0      0
February 2024 ...................     100      0      0      0      0     100      0      0      0      0
February 2025 ...................     100      0      0      0      0     100      0      0      0      0
February 2026 ...................     100      0      0      0      0     100      0      0      0      0
February 2027 ...................     100      0      0      0      0     100      0      0      0      0
February 2028 ...................     100      0      0      0      0     100      0      0      0      0
February 2029 ...................     100      0      0      0      0     100      0      0      0      0
February 2030 ...................      94      0      0      0      0      94      0      0      0      0
February 2031 ...................      82      0      0      0      0      82      0      0      0      0
February 2032 ...................      68      0      0      0      0      68      0      0      0      0
February 2033 ...................      53      0      0      0      0      53      0      0      0      0
February 2034 ...................      36      0      0      0      0      36      0      0      0      0
February 2035 ...................      18      0      0      0      0      18      0      0      0      0
February 2036 ...................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to Maturity
   (years)(2) ...................   27.08   6.05   4.77   4.43   3.94   27.07   6.03   4.72   4.27   3.73
Weighted Average Life to Call
   (years)(2)(3) ................   26.97   5.51   4.36   4.12   3.66   26.97   5.51   4.33   3.97   3.50

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class M-5                         Class M-6
                                            PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    ---------------------------------   ---------------------------------

        DISTRIBUTION DATE             I      II    III     IV     V       I      II    III     IV      V
---------------------------------   -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage ..............     100    100    100    100    100     100    100    100    100    100
February 2007 ...................     100    100    100    100    100     100    100    100    100    100
February 2008 ...................     100    100    100    100    100     100    100    100    100    100
February 2009 ...................     100    100    100    100    100     100    100    100    100    100
February 2010 ...................     100     68     44     27     16     100     68     44     27     16
February 2011 ...................     100     51     30     16      8     100     51     30     16      8
February 2012 ...................     100     38     20     10      0     100     38     20     10      0
February 2013 ...................     100     28     13      3      0     100     28     13      0      0
February 2014 ...................     100     21      9      0      0     100     21      9      0      0
February 2015 ...................     100     16      5      0      0     100     16      0      0      0
February 2016 ...................     100     12      0      0      0     100     12      0      0      0
February 2017 ...................     100      9      0      0      0     100      9      0      0      0
February 2018 ...................     100      7      0      0      0     100      2      0      0      0
February 2019 ...................     100      0      0      0      0     100      0      0      0      0
February 2020 ...................     100      0      0      0      0     100      0      0      0      0
February 2021 ...................     100      0      0      0      0     100      0      0      0      0
February 2022 ...................     100      0      0      0      0     100      0      0      0      0
February 2023 ...................     100      0      0      0      0     100      0      0      0      0
February 2024 ...................     100      0      0      0      0     100      0      0      0      0
February 2025 ...................     100      0      0      0      0     100      0      0      0      0
February 2026 ...................     100      0      0      0      0     100      0      0      0      0
February 2027 ...................     100      0      0      0      0     100      0      0      0      0
February 2028 ...................     100      0      0      0      0     100      0      0      0      0
February 2029 ...................     100      0      0      0      0     100      0      0      0      0
February 2030 ...................      94      0      0      0      0      94      0      0      0      0
February 2031 ...................      82      0      0      0      0      82      0      0      0      0
February 2032 ...................      68      0      0      0      0      68      0      0      0      0
February 2033 ...................      53      0      0      0      0      53      0      0      0      0
February 2034 ...................      36      0      0      0      0      36      0      0      0      0
February 2035 ...................      18      0      0      0      0      18      0      0      0      0
February 2036 ...................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to Maturity
   (years)(2) ...................   27.07   5.99   4.67   4.15   3.58   27.07   5.95   4.61   4.04   3.46
Weighted Average Life to Call
   (years)(2)(3) ................   26.97   5.50   4.30   3.87   3.36   26.97   5.50   4.27   3.78   3.26

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                 Class M-7                          Class M-8
                                            PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    ---------------------------------   ---------------------------------

        DISTRIBUTION DATE             I      II    III     IV     V       I      II    III     IV      V
---------------------------------   -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage ..............     100    100    100    100    100     100    100    100    100    100
February 2007 ...................     100    100    100    100    100     100    100    100    100    100
February 2008 ...................     100    100    100    100    100     100    100    100    100    100
February 2009 ...................     100    100    100    100     41     100    100    100    100     30
February 2010 ...................     100     68     44     27     16     100     68     44     27     16
February 2011 ...................     100     51     30     16      3     100     51     30     16      0
February 2012 ...................     100     38     20     10      0     100     38     20      *      0
February 2013 ...................     100     28     13      0      0     100     28     13      0      0
February 2014 ...................     100     21      7      0      0     100     21      0      0      0
February 2015 ...................     100     16      0      0      0     100     16      0      0      0
February 2016 ...................     100     12      0      0      0     100     12      0      0      0
February 2017 ...................     100      6      0      0      0     100      0      0      0      0
February 2018 ...................     100      0      0      0      0     100      0      0      0      0
February 2019 ...................     100      0      0      0      0     100      0      0      0      0
February 2020 ...................     100      0      0      0      0     100      0      0      0      0
February 2021 ...................     100      0      0      0      0     100      0      0      0      0
February 2022 ...................     100      0      0      0      0     100      0      0      0      0
February 2023 ...................     100      0      0      0      0     100      0      0      0      0
February 2024 ...................     100      0      0      0      0     100      0      0      0      0
February 2025 ...................     100      0      0      0      0     100      0      0      0      0
February 2026 ...................     100      0      0      0      0     100      0      0      0      0
February 2027 ...................     100      0      0      0      0     100      0      0      0      0
February 2028 ...................     100      0      0      0      0     100      0      0      0      0
February 2029 ...................     100      0      0      0      0     100      0      0      0      0
February 2030 ...................      94      0      0      0      0      94      0      0      0      0
February 2031 ...................      82      0      0      0      0      82      0      0      0      0
February 2032 ...................      68      0      0      0      0      68      0      0      0      0
February 2033 ...................      53      0      0      0      0      53      0      0      0      0
February 2034 ...................      36      0      0      0      0      36      0      0      0      0
February 2035 ...................      18      0      0      0      0      18      0      0      0      0
February 2036 ...................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2) ..........   27.06   5.89   4.55   3.95   3.36   27.05   5.82   4.48   3.86   3.26
Weighted Average Life to Call
   (years)(2)(3) ................   26.97   5.50   4.26   3.72   3.18   26.97   5.50   4.24   3.67   3.12

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

WAC Cap

      The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

      o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%; and

      o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III).

      It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans or the WAC Cap on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


 Distribution   WAC Cap       Loan          Loan
     Date         (%)      Group I Cap  Group II Cap
-------------   -------    -----------  ------------
    03/06       21.1746      21.1284       21.1945
    04/06       21.3519      21.3071       21.3711
    05/06       21.3283      21.2813       21.3485
    06/06       21.1447      21.0991       21.1643
    07/06       21.0848      21.0383       21.1047
    08/06       20.8554      20.8102       20.8747
    09/06       20.6752      20.6299       20.6947
    10/06       20.5488      20.5017       20.5691
    11/06       20.2418      20.1960       20.2614
    12/06       20.0692      20.0233       20.0888
    01/07       19.7109      19.6705       19.7283
    02/07       19.4360      19.3951       19.4535
    03/07       19.4616      19.4159       19.4813
    04/07       18.8998      18.8581       18.9177
    05/07       18.7368      18.6930       18.7556
    06/07       18.3823      18.3404       18.4003
    07/07       18.2361      18.1950       18.2538
    08/07       17.8840      17.8438       17.9013
    09/07       17.6390      17.5984       17.6564
    10/07       17.5137      17.4663       17.5340
    11/07       17.1666      17.1202       17.1865
    12/07       17.0553      17.0203       17.0703
    01/08       18.6186      18.4123       18.7071
    02/08       17.5535      17.3422       17.6445
    03/08       17.0227      16.7913       17.1224
    04/08       15.7588      15.5355       15.8553
    05/08       15.7535      15.5212       15.8539
    06/08       15.3282      15.1069       15.4239
    07/08       15.9709      15.6819       16.0959
    08/08       15.8461      15.5652       15.9677
    09/08       16.0434      15.7612       16.1656
    10/08       16.1028      15.8082       16.2304
    11/08       15.7189      15.4323       15.8430
    12/08       15.8141      15.5277       15.9382
    01/09       16.4675      16.1912       16.5874
    02/09       16.3248      16.0467       16.4454
    03/09       17.0724      16.7626       17.2069
    04/09       16.0509      15.7679       16.1738
    05/09       16.1962      15.9019       16.3241
    06/09       15.7909      15.5100       15.9130
    07/09       16.7055      16.3710       16.8510
    08/09       16.2752      15.9496       16.4169
    09/09       16.1525      15.8249       16.2951
    10/09       16.3398      15.9993       16.4881
    11/09       15.9154      15.5840       16.0598
    12/09       16.1105      15.7681       16.2598
    01/10       15.8193      15.5045       15.9566
    02/10       15.6921      15.3753       15.8303
    03/10       16.5825      16.2295       16.7367
    04/10       15.4444      15.1235       15.5845
    05/10       15.6411      15.3074       15.7869
    06/10       15.2057      14.8827       15.3470
    07/10       15.5480      15.2305       15.6868
    08/10       15.1090      14.7997       15.2444
    09/10       14.9954      14.6839       15.1318
    10/10       15.2090      14.8849       15.3510
    11/10       14.7731      14.4573       14.9115
    12/10       15.0074      14.6846       15.1490
    01/11       14.6222      14.2999       14.7636
    02/11       14.5157      14.1920       14.6578
    03/11       12.1758      11.8151       12.3342
    04/11       10.9850      10.6571       11.1291
    05/11       11.3382      10.9972       11.4882
    06/11       10.9650      10.6347       11.1104
    07/11       11.3341      10.9879       11.4865
    08/11       10.9557      10.6188       11.1042
    09/11       10.9428      10.6038       11.0923
    10/11       11.2942      10.9417       11.4497
    11/11       10.9168      10.5736       11.0684
    12/11       11.2724      10.9174       11.4293
    01/12       10.9115      10.5633       11.0653
    02/12       10.8983      10.5482       11.0531
    03/12       11.6356      11.2592       11.8021
    04/12       10.8715      10.5173       11.0283
    05/12       11.2199      10.8518       11.3830
    06/12       10.8494      10.4928       11.0075
    07/12       11.2127      10.8392       11.3785
    08/12       10.8374      10.4741       10.9987
    09/12       10.8236      10.4582       10.9859
    10/12       11.1700      10.7904       11.3387
    11/12       10.7957      10.4264       10.9600
    12/12       11.1411      10.7574       11.3119
    01/13       10.7677      10.3943       10.9340
    02/13       10.7536      10.3782       10.9209
    03/13       11.8901      11.4723       12.0763
    04/13       10.7252      10.3459       10.8944
    05/13       11.0679      10.6740       11.2438
    06/13       10.6965      10.3134       10.8677
    07/13       11.0382      10.6404       11.2161
    08/13       10.6677      10.2808       10.8407
    09/13       10.6532      10.2644       10.8272
    10/13       10.9932      10.5896       11.1740
    11/13       10.6240      10.2315       10.7999
    12/13       10.9630      10.5555       11.1457
    01/14       10.5946      10.1985       10.7724
    02/14       10.5798      10.1819       10.7585
    03/14       11.6970      11.2544       11.8958
    04/14       10.5501      10.1486       10.7306
    05/14       10.8864      10.4697       11.0739
    06/14       10.5203      10.1153       10.7026
    07/14       10.8554      10.4352       11.0448
    08/14       10.4902      10.0818       10.6743
    09/14       10.4751      10.0650       10.6601
    10/14       10.8087      10.3832       11.0007
    11/14       10.4448      10.0314       10.6315
    12/14       10.7773      10.3483       10.9711
    01/15       10.4144       9.9977       10.6028
    02/15       10.3991       9.9808       10.5883
    03/15       11.4963      11.0314       11.7067
    04/15       10.3684       9.9469       10.5593
    05/15       10.6981      10.2610       10.8962
    06/15       10.3376       9.9130       10.5301
    07/15       10.6662      10.2259       10.8659
    08/15       10.3066       9.8791       10.5007
    09/15       10.2911       9.8621       10.4860
    10/15       10.6180      10.1732       10.8202
    11/15       10.2599       9.8280       10.4564
    12/15       10.5858      10.1381       10.7896
    01/16       10.2287       9.7940       10.4266
    02/16       10.2130       9.7770       10.4117

Last Scheduled Distribution Date

      The last scheduled Distribution Date is the Distribution Date in February 2036.

      The last scheduled Distribution Date for each class of Offered Certificates is the date on which the initial Class Certificate Balance set forth on the cover page of this prospectus supplement for that class would be reduced to zero. The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date in the month following the month in which the latest maturity date of any mortgage loan occurs.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the last scheduled Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above and "Yield and Prepayment Considerations" in the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The pooling and servicing agreement provides that certain segregated asset pools within the trust (exclusive, among other things, of the assets held in the Excess Reserve Fund Account, the Supplemental Interest Trust and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates represents (exclusive of the right to receive Basis Risk Carry Forward Amounts) a regular interest (a "Regular Interest") in a Trust REMIC. The Class RC certificates will represent ownership of the sole class of residual interest in the Trust REMIC that holds the mortgage loans, the Class R certificates will represent ownership of the sole class of residual interest in certain other Trust REMICs, and the Class RX certificates will represent ownership of the sole class of residual interest in a separate Trust REMIC. In addition, each class of the LIBOR Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

      A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of Regular Interests in the related Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (each, a "Basis Risk Contract") representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. The Regular Interest component of a LIBOR Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) the maximum interest rate of that Regular Interest component will equal the lesser of the Loan Group I Cap or Loan Group II Cap, as applicable, or the WAC Cap, in each case computed for this purpose without regard to any Net Swap Receipts, (ii) Basis Risk Carry Forward Amounts will be deemed to include the excess, if any, of the Loan Group I Cap or Loan Group II Cap, as applicable, or the WAC Cap over the maximum interest rate specified in clause (i), and (iii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cashflow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may exceed the actual amount of distributions on the LIBOR Certificate.

      A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its components--the Regular Interest component and, to the extent it has measurable value, the Basis Risk Contract component. To the extent the Basis Risk Contract component of a LIBOR Certificate has value, the Regular Interest component will be viewed as having been issued at a lesser premium or with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus.

      Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Gain or Loss on Disposition."

      Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to 100% of the related Prepayment Assumption, as set forth under "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Residual Certificates

      The holders of the Residual Certificates must include the taxable income of the related REMIC in their federal taxable income. The Residual Certificates will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the Residual Certificates' REMIC taxable income and the tax liability on the Residual Certificates may exceed, and may substantially exceed, cash distributions to the holders of the Residual Certificates during certain periods, in which event, the holder's of the Residual Certificates must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the Residual Certificates will be treated as "excess inclusion" income, resulting in (i) the inability of such holder to use net operating losses to offset such income from the related REMIC, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

      The Residual Certificates will be considered to represent "noneconomic residual interests," with the result that transfers would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the Residual Certificates are subject to certain restrictions on transfer and any prospective transferee will be required to furnish the trustee with an affidavit as described in this prospectus supplement under "Description of the Certificates--Restrictions on Transfer of the Residual Certificates." See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests" in the prospectus.

      An individual, trust or estate that holds a Residual Certificate (whether such certificate is held directly or indirectly through certain pass through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, servicing fees on the mortgage loans and other administrative expenses of the related REMIC in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. Unless required otherwise by applicable authority, it is anticipated that such expenses will be allocated to the holder of the Class RC certificates. In addition, some portion of a purchaser's basis, if any, in a Residual Certificate may not be recovered until termination of the related REMIC. Furthermore, regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of the Residual Certificates, including any "safe harbor" payment described in the prospectus. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes," and "-Tax Treatment of REMIC Residual Interests" in the prospectus. Any transferee receiving consideration with respect to a Residual Certificate should consult its tax advisors.

      Due to the special tax treatment of residual interests, the effective after tax return of the Residual Certificates may be significantly lower than would be the case if the Residual Certificates were taxed as debt instruments, or may be negative.

      Prospective purchasers of the Residual Certificates should consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences-Tax Treatment of REMIC Residual Interests" in the prospectus.

Status of the Offered Certificates

      The Residual Certificates and the Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association," and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Supplemental Interest Trust, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component and the Residual Certificates would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Supplemental Interest Trust pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

      Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

   A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of
(1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Backup Withholding" and "--Taxation of Certain Foreign Holders of Debt Instruments" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates and the Residual Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the LIBOR Certificates and the Residual Certificates may wish to consult their own tax advisors regarding these tax consequences.

                                ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Goldman, Sachs & Co., the underwriter, an administrative exemption (Prohibited Transaction Exemption ("PTE") 89-88, Exemption Application No. D-7573, 54 Fed. Reg. 42582
(1989)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan (subject to the discussion below concerning the interest rate swap agreement), provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (1) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

            (2) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from S&P, Moody's or Fitch, Inc.;

            (3) The trustee is not an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

            (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (5) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the trustee, the servicer, the Swap Provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

      Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets of the trust fund.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

      The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

      Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) its acquisition and holding of such offered certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor Based Exemptions will apply and exempt all potential prohibited transactions.

      The Residual Certificates may not be purchased by or transferred to a Plan or any other person investing "plan assets" of any Plan (or any plan subject to Similar Law). Accordingly, the preceding discussion does not purport to discuss any considerations under ERISA, the Code or Similar Law with respect to the purchase, acquisition or resale of the Residual Certificates.

                                LEGAL INVESTMENT

      The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class R, Class R-C and Class RX certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as those certificates are rated in one of the two highest rating categories by Moody's or S&P. The Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 certificates will not constitute

"mortgage related securities" for purposes of SMMEA and as a result, the appropriate characterization of those classes of Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

      Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

      See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

      The trustee will be required to prepare and make available to the certificateholders statements containing information with respect to principal and interest payments and the trust as is described in this prospectus supplement. See "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "FFMLT Trust 2006-FF3" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as the trust is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance and related accountants' attestation reports detailed under "Pooling and Servicing Agreement--Servicer Reports" in this prospectus supplement. Copies of these statements and reports will be filed with the SEC under the name of the trust as an exhibit to the trust's annual statement on Form 10-K for the Offered Certificates.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

                          Class       S&P   Moody's
                     ------------    -----  -------
                         A-1          AAA     Aaa
                         A-2A         AAA     Aaa
                         A-2B         AAA     Aaa
                         A-2C         AAA     Aaa
                         M-1          AA+     Aa1
                         M-2          AA+     Aa2
                         M-3           AA     Aa3
                         M-4           AA     A1
                         M-5           AA     A2
                         M-6           A+     A3
                         M-7           A     Baa1
                         M-8           A     Baa2
                          R           AAA     N/A
                          RC          AAA     N/A
                          RX          AAA     N/A

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. S&P and Moody's will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by S&P or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                GLOSSARY OF TERMS

      The following terms have the meanings given below when used in this prospectus supplement.

      "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "ARM" means an adjustable-rate mortgage loan.

      "Available Funds" means, with respect to any Distribution Date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer and the trustee, if any, payable with respect to that Distribution
Date: (i) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the applicable servicing fee and the trustee fee for that Distribution Date together with any related P&I Advance, for that Distribution Date, (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of mortgage loans and any Substitution Adjustment Amounts received in connection with the substitution of mortgage loans with respect to that Distribution Date, (v) any Net Swap Receipts for such Distribution Date and (vi) all proceeds received with respect to any Optional Clean-up Call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Offered Certificates.

      "Basic Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

      "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Consequences--Taxation of Regular Interests" in this prospectus supplement.

      "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Class A" means the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates, collectively.

      "Class A Certificate Group" means the Class A-1 Certificate Group or the Class A-2 Certificate Group, as applicable.

      "Class A-1 Certificate Group" means the Class A-1 certificates.

      "Class A-2 Certificate Group" means the Class A-2A, Class A-2B and Class A-2C certificates, collectively.

      "Class A Principal Allocation Percentage" for any Distribution Date is the percentage equivalent of a fraction, determined as follows:

            (i) with respect to the Class A-1 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

            (ii) with respect to the Class A-2 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

      "Class A Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (b) the lesser of (x) 61.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class M-9 certificates (after taking into account the distribution of the Class M-9 Principal Distribution Amount for that Distribution Date) and (k) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date, over the lesser of (a) 94.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5

Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class M-9 certificates (after taking into account the distribution of the Class M-9 Principal Distribution Amount for that Distribution Date), (k) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date) and (l) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date, over the lesser of (a) 96.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any Distribution Date, the initial Class Certificate Balance of that class reduced by the sum of:

      o all amounts previously distributed to holders of certificates of that class as payments of principal, and

      o the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates;

provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such class or classes).

      "Class M-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 67.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 74.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 77.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-4 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date, over the lesser of (a) 81.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-5 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 84.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-6 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date) and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 86.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-7 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution

Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) and (h) the Class Certificate Balance of the Class M-7 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 89.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-8 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date) and (i) the Class Certificate Balance of the Class M-8 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 91.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-9 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) , (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date) , (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date) and (j) the Class Certificate Balance of the Class M-9 certificates immediately prior to that Distribution Date, over the lesser of (a) 93.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Code" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

      "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

      "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Delinquent" has the meaning set forth in "The Mortgage Loan Pool--The Mortgage Loans" in this prospectus supplement.

      "Determination Date" means, for each Distribution Date, the 18th of the month in which such Distribution Date occurs, or, if that day is not a business day, the immediately preceding business day.

      "Distribution Date" has the meaning set forth in "Description of the Certificates--Distributions" in this prospectus supplement.

      "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Due Period" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Excess Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate and the trustee fee rate. The Expense Fee Rate is not expected to exceed 0.5100%. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for that Distribution Date.

      "First Franklin" when describing the responsible party, means First Franklin Financial Corporation, a subsidiary of National City Bank of Indiana and when describing the originator of the mortgage loans, means First Franklin, a division of National City Bank of Indiana.

      "First Franklin Agreements" has the meaning set forth in "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement.

      "Gross Margin" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "GSMC" means Goldman Sachs Mortgage Company, a New York limited partnership.

      "Index" shall mean the Six-Month LIBOR Loan Index.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

      "Interest Accrual Period" means, for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

      "Interest Remittance Amount" means, with respect to any Distribution Date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest (calculated net of the Expense Fee Rate) relating to the mortgage loans in that mortgage loan group and any Net Swap Receipts attributable to that loan group for that Distribution Date, net of any Net Swap Payments made from that loan group with respect to that Distribution Date.

      "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period and the LIBOR Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

      "Loan Group I Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Loan Group II Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Maximum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "MERS Designated Mortgage Loan" means any mortgage loan for which (1) Mortgage Electronic Registration Systems, Inc., its successors and assigns has been designated the mortgagee of record and (2) the trustee is designated the investor pursuant to the procedures manual of MERSCORP, Inc.

      "Minimum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Moody's" has the meaning set forth in "Ratings" in this prospectus supplement.

      "NCHLS" means National City Home Loan Services, Inc.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "Offered LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "One-Month LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "Optional Clean-up Call" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

      "Original Sale Date" means December 29, 2005.

      "Overcollateralization Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Overcollateralization Floor" means 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

      "Overcollateralization Reduction Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Overcollateralized Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "P&I Advances" means advances made by the servicer on each Distribution Date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Periodic Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Prepayment Assumption" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

      "Prepayment Period" means, with respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments received on the mortgage loans during the related Prepayment Period, (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each mortgage loan that was repurchased with respect to that Distribution Date, (v) the portion of Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date, and
(vi) the portion of the proceeds received with respect to any Optional Clean-up Call (to the extent they relate to principal).

      "PTCE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicer, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

      "Record Date" means, (a) with respect to any Distribution Date and the LIBOR Certificates, the last business day of the related Interest Accrual Period, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the month in which that Distribution Date occurs, and (b) with respect to the Residual Certificates, the last business day of the month preceding the month in which the related Distribution Date occurs.

      "Reference Banks" means leading banks selected by the trustee (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Regular Interest" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

      "REIT" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

      "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

      "Residual Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "S&P" has the meaning set forth in "Ratings" in this prospectus supplement.

      "Sale Agreement" has the meaning set forth in "Description of the Certificates--Assignment of the Mortgage Loans" in this Prospectus Supplement.

      "Senior Enhancement Percentage" means, with respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

      "Senior Specified Enhancement Percentage" on any date of determination is approximately 38.90%.

      "Servicer Remittance Date" means, with respect to any Distribution Date, the business day immediately preceding that Distribution Date.

      "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      "Specified Overcollateralized Amount" means, prior to the Stepdown Date, an amount equal to 1.70% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; on and after the Stepdown Date, an amount equal to 3.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject, until the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the Distribution Date in March 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

      "Structuring Assumptions" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

      "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 or Class B-2 certificates.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Substitute Mortgage Loan" means a mortgage loan substituted by the responsible party or GSMC for a mortgage loan that is in breach of the responsible party's or GSMC's representations and warranties regarding the mortgage loans, which must, on the date of such substitution, (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach (i.e., fixed-rate or adjustable-rate with same Periodic Cap and Index) and (v) comply with each representation and warranty made by GSMC or the responsible party.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Supplemental Interest Trust" has the meaning set forth in "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

      "Swap Provider" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Total Monthly Excess Spread" means, with respect to any Distribution Date, the excess, if any, of (x) the interest collected on the mortgage loans by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee and plus Net Swap Receipts and less Net Swap Payments for such Distribution Date, over (y) the amounts paid to the classes of certificates pursuant to clause (i) under the sixth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Trigger Event," with respect to any Distribution Date, means the circumstances in which (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of the mortgage loans that are 60 days or more Delinquent, including mortgage loans in foreclosure, all REO properties and all mortgage loans where the mortgagor has filed for bankruptcy, and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 38.00% of the Senior Enhancement Percentage as of the last day of the prior

Due Period or (ii) the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date Occurring In        Cumulative Realized Loss Percentage
------------------------------------- --------------------------------------------------------------------------------
March 2008 - February 2009            1.15% for the first month,  plus an  additional  1/12th of 1.40% for each month thereafter

March 2009 - February 2010            2.55% for the first month,  plus an  additional  1/12th of 1.40% for each month thereafter

March 2010 - February 2011            3.95% for the first month,  plus an  additional  1/12th of 1.15% for each month thereafter

March 2011 - February 2012            5.10% for the first month,  plus an  additional  1/12th of 0.65% for each month thereafter

March 2012 and thereafter             5.75%


      "Trust REMICs" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

      "Unpaid Interest Amount" for any class of certificates and any Distribution Date will equal the sum of (a) the portion of Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date, and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the LIBOR Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

            (1) if the intermediary is a "qualified intermediary" (a "qualified intermediary") within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations, a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                        U.S. Treasury Regulations; or

            (2) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
                        provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

            5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

                  (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

                  (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

                  (iii) can be treated as an "exempt recipient" within the
                        meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE


                          Interest Rate Swap
  Distribution Date      Notional Amount ($)
---------------------   --------------------
        03/06              $  963,043,592
        04/06              $  949,972,483
        05/06              $  933,915,507
        06/06              $  914,898,400
        07/06              $  892,972,865
        08/06              $  868,217,424
        09/06              $  840,737,768
        10/06              $  810,667,060
        11/06              $  778,165,651
        12/06              $  743,420,458
        01/07              $  706,942,714
        02/07              $  672,196,063
        03/07              $  639,097,883
        04/07              $  607,569,537
        05/07              $  577,536,155
        06/07              $  548,926,454
        07/07              $  521,672,657
        08/07              $  495,710,047
        09/07              $  470,977,099
        10/07              $  447,415,235
        11/07              $  424,968,680
        12/07              $  403,584,328
        01/08              $  383,126,523
        02/08              $  320,348,837
        03/08              $  268,186,784
        04/08              $  224,842,046
        05/08              $  210,860,796
        06/08              $  197,669,631
        07/08              $  185,222,903
        08/08              $  182,277,977
        09/08              $  181,571,332
        10/08              $  171,153,133
        11/08              $  161,914,425
        12/08              $  153,157,097
        01/09              $  144,891,955
        02/09              $  137,091,126
        03/09              $  129,725,101
        04/09              $  122,769,177
        05/09              $  116,199,898
        06/09              $  109,995,188
        07/09              $  104,134,254
        08/09              $   98,597,512
        09/09              $   93,366,516
        10/09              $   88,423,890
        11/09              $   83,753,267
        12/09              $   79,339,226
        01/10              $   75,040,232
        02/10              $   70,842,126
        03/10              $   66,873,426
        04/10              $   63,121,193
        05/10              $   59,573,238
        06/10              $   56,218,070
        07/10              $   53,044,865
        08/10              $   50,043,417
        09/10              $   47,204,108
        10/10              $   44,517,875
        11/10              $   41,976,169
        12/10              $   39,570,936
        01/11              $   37,294,580
        02/11              $   35,124,872
     3/11 onwards          $            0

   You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any state or other jurisdiction where it is not permitted.




                            -----------------------

                              FFMLT Trust 2006-FF3
                                 Issuing Entity

                          GS Mortgage Securities Corp.
                                    Depositor

                         Goldman Sachs Mortgage Company
                                     Sponsor

                     National City Home Loan Services, Inc.
                                    Servicer

                      Deutsche Bank National Trust Company
                                     Trustee

                            -----------------------

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            FFMLT 2006-FF3 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $951,620,000
                                  (Approximate)
                                 FFMLT 2006-FF3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Approximate         Primary           Expected                             Estimated         Principal
                         Principal         Collateral          Credit          Initial Pass        Avg. Life          Payment
   Certificates       Balance(1) (4)         Group            Support        Through Rate(5)        (yrs)(2)       Window(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
A-1                    $240,480,000         Group I           19.45%          LIBOR + [ - ]%          2.18         03/06 - 02/12
A-2A                   $280,265,000         Group II          19.45%          LIBOR + [ - ]%          1.00         03/06 - 12/07
A-2B                   $247,710,000         Group II          19.45%          LIBOR + [ - ]%          3.00         12/07 - 02/12
A-2C                    $31,680,000         Group II          19.45%          LIBOR + [ - ]%          6.01         02/12 - 02/12
M-1                     $33,774,000       Group I & II        16.05%          LIBOR + [ - ]%          4.56         11/09 - 02/12
M-2                     $30,793,000       Group I & II        12.95%          LIBOR + [ - ]%          4.43         08/09 - 02/12
M-3                     $17,881,000       Group I & II        11.15%          LIBOR + [ - ]%          4.36         07/09 - 02/12
M-4                     $16,390,000       Group I & II         9.50%          LIBOR + [ - ]%          4.33         06/09 - 02/12
M-5                     $14,900,000       Group I & II         8.00%          LIBOR + [ - ]%          4.30         06/09 - 02/12
M-6                     $14,403,000       Group I & II         6.55%          LIBOR + [ - ]%          4.27         05/09 - 02/12
M-7                     $12,914,000       Group I & II         5.25%          LIBOR + [ - ]%          4.26         04/09 - 02/12
M-8                     $10,430,000       Group I & II         4.20%          LIBOR + [ - ]%          4.24         04/09 - 02/12
------------------------------------------------------------------------------------------------------------------------------------
Total                  $951,620,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------
                           Expected
                         S&P/ Moody's
   Certificates         Ratings(6)(7)
------------------------------------------
A-1                       AAA / Aaa
A-2A                      AAA / Aaa
A-2B                      AAA / Aaa
A-2C                      AAA / Aaa
M-1                       AA+ / Aa1
M-2                       AA+ / Aa2
M-3                        AA / Aa3
M-4                        AA / A1
M-5                        AA / A2
M-6                        A+ / A3
M-7                        A / Baa1
M-8                        A / Baa2
------------------------------------------
Total
------------------------------------------


Non-Offered Certificates
------------------------

------------------------------------------------------------------------------------------------------------------------------------
M-9                      $7,946,000       Group I & II         3.400%         LIBOR + [ - ]%          N/A               N/A
B-1                      $6,954,000       Group I & II         2.700%         LIBOR + [ - ]%          N/A               N/A
B-2                      $9,933,000       Group I & II         1.700%         LIBOR + [ - ]%          N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------
M-9                           N/A
B-1                           N/A
B-2                           N/A
-------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in February 2036.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

(7) Rating Agency Contacts: Kruti Muni, Moody's Ratings (201) 915-8733 and Daniel Hall, Standard and Poor's (212) 438-1576.


Selected Mortgage Pool Data(8)
------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Group I                                 Group II
                                                     ---------------------------------------------------------------------------
                                                     Adjustable Rate       Fixed Rate       Adjustable Rate       Fixed Rate
--------------------------------------------------------------------------------------------------------------------------------
Average Scheduled Principal Balance:                     $249,685,422        $51,082,196        $608,133,755        $91,670,097
Number of Mortgage Loans                                        1,550                365               2,063                600
Average Scheduled Principal Balance                          $161,087           $139,951            $294,781           $152,783
Weighted Average Gross Coupon:                                  7.417%             7.126%              7.373%             7.834%
Weighted Average Net Coupon((9)):                               6.907%             6.616%              6.863%             7.324%
Weighted Average Current FICO Score:                              635                651                 657                629
Weighted Average Original LTV Ratio:                            80.23%             73.02%              80.75%             79.76%
Weighted Average Combined LTV with Silent Seconds:              86.16%             75.14%              92.86%             82.73%
Weighted Average Stated Remaining Term (months):                  359                343                 359                351
Weighted Average Seasoning (months):                                1                  1                   1                  1
Weighted Average Months to Roll((10)):                             26                  0                  26                  0
Weighted Average Gross Margin((10)):                             5.55%              0.00%               5.40%              0.00%
Weighted Average Initial Rate Cap((10)):                         2.99%              0.00%               2.99%              0.00%
Weighted Average Periodic Rate Cap((10)):                        1.00%              0.00%               1.00%              0.00%
Weighted Average Gross Max. Lifetime Rate((10)):                13.42%              0.00%              13.37%              0.00%
Weighted Average % of Silent Seconds:                           30.70%             12.43%              64.03%             16.77%
Weighted Average DTI%:                                          43.10%             41.72%              43.17%             38.60%
Weighted Average % of Loans with MI:                             0.00%              0.00%               0.00%              0.00%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                                            Aggregate
                                                     -------------------
Average Scheduled Principal Balance:                     $1,000,571,470
Number of Mortgage Loans                                          4,578
Average Scheduled Principal Balance                            $218,561
Weighted Average Gross Coupon:                                    7.414%
Weighted Average Net Coupon((9)):                                 6.904%
Weighted Average Current FICO Score:                                649
Weighted Average Original LTV Ratio:                              80.14%
Weighted Average Combined LTV with Silent Seconds:                89.36%
Weighted Average Stated Remaining Term (months):                    357
Weighted Average Seasoning (months):                                  1
Weighted Average Months to Roll((10)):                               26
Weighted Average Gross Margin((10)):                               5.45%
Weighted Average Initial Rate Cap((10)):                           2.99%
Weighted Average Periodic Rate Cap((10)):                          1.00%
Weighted Average Gross Max. Lifetime Rate((10)):                  13.39%
Weighted Average % of Silent Seconds:                             48.75%
Weighted Average DTI%:                                            42.66%
Weighted Average % of Loans with MI:                               0.00%
------------------------------------------------------------------------


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.70%, and excess spread.

o The Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSFFML06FF3" and on Bloomberg as "FFML 06-FF3".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $963,043,592. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.950% (on a 30/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
-----------------------------
Expected Closing Date:                   February 23, 2006

Statistical Calculation Date:            January 1, 2006

Cut-off Date:                            February 1, 2006

Expected Pricing Date:                   Week of February 6, 2006

First Distribution Date:                 March 27, 2006


Key Terms
-----------------------------
Offered Certificates:                    Class A and Class M Certificates except
                                         the Class M-9 Certificates

Non-Offered Certificates:                Class M-9 and Class B Certificates

Class A Certificates:                    Class A-1, Class A-2A, Class A-2B and
                                         Class A-2C Certificates

Class A-2 Certificates:                  Class A-2A, Class A-2B and Class A-2C
                                         Certificates

Class M Certificates:                    Class M-1, Class M-2, Class M-3, Class
                                         M-4, Class M-5, Class M-6, Class M-7,
                                         Class M-8 and Class M-9 Certificates

Class B Certificates:                    Class B-1 and Class B-2 Certificates

Class R Certificates:                    Class R, Class RC and Class RX

LIBOR Certificates:                      Offered and Non-Offered Certificates

Depositor:                               GS Mortgage Securities Corp.

Lead Manager:                            Goldman, Sachs & Co.

Servicer:                                National City

Trustee:                                 Deutsche Bank National Trust Company

Custodians:                              Deutsche Bank National Trust Company

Swap Provider:                           [TBD]


Servicing Fee Rate:                      50 bps


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:                        Approximately 1 bp

Expense Fee Rate:                        The Servicing Fee Rate and Trustee Fee
                                         Rate

Distribution Date:                       25th day of the month or the following
                                         business day

Record Date:                             For any Distribution Date, the last
                                         business day of the Interest Accrual
                                         Period

Delay Days:                              0 day delay on all Certificates

Prepayment Period:                       The calendar month prior to the
                                         Distribution Date

Due Period:                              The period commencing on the second day
                                         of the calendar month preceding the
                                         month in which the Distribution Date
                                         occurs and ending on the first day of
                                         the calendar month in which
                                         Distribution Date occurs.

Day Count:                               Actual/360 basis

Interest Accrual Period:                 The prior Distribution Date to the day
                                         prior to the current Distribution Date
                                         except for the initial accrual period
                                         for which interest will accrue from the
                                         Closing Date.

Pricing Prepayment Assumption:           Adjustable rate mortgage loans: CPR
                                         starting at 5% CPR in the first month
                                         of the mortgage loan (i.e. loan age)
                                         and increasing to 30% CPR in month 12
                                         (an approximate 2.273% increase per
                                         month), remaining at 30% CPR for 12
                                         months, then moving to 60% CPR for 3
                                         months, and then remaining at 35% CPR
                                         thereafter.

                                         Fixed rate mortgage loans: CPR starting
                                         at 5% CPR in the first month of the
                                         mortgage loan (i.e. loan age) and
                                         increasing to 24% CPR in month 12 (an
                                         approximate 1.727% increase per month),
                                         and remaining at 24% CPR thereafter.

Mortgage Loans:                          The trust will consist of sub-prime,
                                         first lien, fixed rate and adjustable
                                         rate residential mortgage loans.

Group I Mortgage Loans:                  Approximately $300,767,618 of Mortgage
                                         Loans with original principal balances
                                         as of the Statistical Calculation Date
                                         that conform to the original principal
                                         balance limits for one- to four-family
                                         residential mortgage loan guidelines
                                         set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                 Approximately $699,803,852 of Mortgage
                                         Loans with original principal balances
                                         as of the Statistical Calculation Date
                                         that may or may not conform to the
                                         original principal balance limits for
                                         one- to four-family residential
                                         mortgage loan guidelines set Fannie Mae
                                         or Freddie Mac.

Excess Spread:                           The initial weighted average net coupon
                                         of the mortgage pool will be greater
                                         than the interest payments on the LIBOR
                                         Certificates, resulting in excess cash
                                         flow calculated in the following manner
                                         based on the collateral as of the
                                         Statistical Calculation Date:


                                         Initial Gross WAC(1):                                               7.4136%
                                            Less Fees & Expenses(2):                                         0.5100%
                                                                                                     ------------------------
                                         Net WAC(1):                                                         6.9036%
                                            Less Initial LIBOR Certificate Coupon (Approx.)(3):              4.8007%
                                            Less Initial Swap Outflow(3):                                    0.3374%
                                                                                                     ------------------------
                                         Initial Excess Spread(1):                                           1.7655%

                                         (1)   This amount will vary on each
                                               Distribution Date based on
                                               changes to the weighted average
                                               of the interest rates on the
                                               Mortgage Loans as well as any
                                               changes in day count.

                                         (2)   Assumes a fee of 51 bps.

                                         (3)   Assumes 1-month LIBOR equal to
                                               4.6020%, initial marketing
                                               spreads and a 30-day month. This
                                               amount will vary on each
                                               Distribution Date based on
                                               changes to the weighted average
                                               of the pass-through rates on the
                                               LIBOR Certificates as well as any
                                               changes in day count.

Servicer Advancing:                      Yes as to principal and interest,
                                         subject to recoverability


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:                   The Servicer will pay compensating
                                         interest equal to the lesser of (A) the
                                         aggregate of the prepayment interest
                                         shortfalls on the Mortgage Loans for
                                         the related Distribution Date resulting
                                         from Principal Prepayments on the
                                         Mortgage Loans during the related
                                         Prepayment Period and (B) the aggregate
                                         Servicing Fee received for the related
                                         Distribution Date.

Optional Clean-up Call:                  The transaction has a 10% optional
                                         clean-up call.

Rating Agencies:                         Standard & Poor's Ratings Services, a
                                         division of The McGraw-Hill Companies,
                                         Inc. and Moody's Investors Service,
                                         Inc. will rate all of the Offered
                                         Certificates.

Minimum Denomination:                    $25,000 with regard to each of the
                                         Offered Certificates

Legal Investment:                        It is anticipated that the Class A
                                         Certificates and the Class M-1, Class
                                         M-2, Class M-3, Class M-4 and Class M-5
                                         will be SMMEA eligible.

ERISA Eligible:                          Underwriter's exemption is expected to
                                         apply to the Offered Certificates.
                                         However, in addition, for so long as
                                         the swap agreement is in effect,
                                         prospective purchasers must be eligible
                                         under one or more investor-based
                                         exemptions, and prospective purchasers
                                         should consult their own counsel.

Tax Treatment:                           Portions of the trust will be treated
                                         as multiple real estate mortgage
                                         investment conduits, or REMICs, for
                                         federal income tax purposes.

                                         The Offered Certificates will represent
                                         regular interests in a REMIC, which
                                         will be treated as debt instruments of
                                         a REMIC, and interests in certain basis
                                         risk interest carry forward payments,
                                         pursuant to the payment priorities in
                                         the transaction. Each interest in basis
                                         risk interest carry forward payments
                                         will be treated as an interest rate cap
                                         contract for federal income tax
                                         purposes.

Registration Statement and Prospectus:   This term sheet does not contain all
                                         information that is required to be
                                         included in a registration statement,
                                         or in a base prospectus and prospectus
                                         supplement.

                                         The Depositor has filed a registration
                                         statement (including the prospectus
                                         with the SEC for the offering to which
                                         this communication relates. Before you
                                         invest, you should read the Prospectus
                                         in the registration statement and other
                                         documents the Depositor has filed with
                                         the SEC for more complete information
                                         about the Depositor, the issuing trust
                                         and this offering. You may get these
                                         documents for free by visiting EDGAR on
                                         the SEC website at www.sec.gov.
                                         Alternatively, the Depositor or
                                         Goldman, Sachs & Co., the underwriter,
                                         for this offering will arrange to send
                                         you the Prospectus if you request it by
                                         calling toll-free 1-800-323-5678.

                                         The registration statement referred to
                                         above (including the prospectus) is
                                         incorporated in this term sheet by
                                         reference and may be accessed by
                                         clicking on the following hyperlink:

                                         http://sec.gov/Archives/edgar/
                                         data/807641/000091412105002050/
                                         0000914121-05-002050.txt


Risk Factors:                            PLEASE SEE "RISK FACTORS" IN THE
                                         PROSPECTUS INCLUDED IN THE REGISTRATION
                                         STATEMENT FOR A DESCRIPTION OF
                                         INFORMATION THAT SHOULD BE CONSIDERED
                                         IN CONNECTION WITH AN INVESTMENT IN THE
                                         OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.70% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.90%.

------------------------------------------------------------------------------------------------------
          Class          Initial Credit Enhancement Percentage(1)          Stepdown Date Percentage
------------------------------------------------------------------------------------------------------
            A                             19.45%                                    38.90%
------------------------------------------------------------------------------------------------------
           M-1                            16.05%                                    32.10%
------------------------------------------------------------------------------------------------------
           M-2                            12.95%                                    25.90%
------------------------------------------------------------------------------------------------------
           M-3                            11.15%                                    22.30%
------------------------------------------------------------------------------------------------------
           M-4                            9.50%                                     19.00%
------------------------------------------------------------------------------------------------------
           M-5                            8.00%                                     16.00%
------------------------------------------------------------------------------------------------------
           M-6                            6.55%                                     13.10%
------------------------------------------------------------------------------------------------------
           M-7                            5.25%                                     10.50%
------------------------------------------------------------------------------------------------------
           M-8                            4.20%                                      8.40%
------------------------------------------------------------------------------------------------------
           M-9                            3.40%                                      6.80%
------------------------------------------------------------------------------------------------------
           B-1                            2.70%                                      5.40%
------------------------------------------------------------------------------------------------------
           B-2                            1.70%                                      3.40%
------------------------------------------------------------------------------------------------------

(1) Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-----------------------------------------------------------------------------------------------------------
        Distribution Dates                              Cumulative Realized Loss Percentage
-----------------------------------------------------------------------------------------------------------
    March 2008 - February 2009                               1.15% for the first month,
                                            plus an additional 1/12th of 1.40% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2009 - February 2010                               2.55% for the first month,
                                            plus an additional 1/12th of 1.40% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2010 - February 2011                               3.95% for the first month,
                                            plus an additional 1/12th of 1.15% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2011 - February 2012                               5.10% for the first month,
                                            plus an additional 1/12th of 0.65% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2012 and thereafter                                          5.75%
-----------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the Swap Provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

       (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

       (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

       (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

       (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

       (v) certain swap termination payments to the Supplemental Interest Trust, and

       (vi)   to the holders of the Class X certificates, any remaining amounts.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

                                           0-12                                     37-48    49-60
        Product Type      No Penalty      Months      13-24 Months   25-36 Months   Months   Months       Total
--------------------------------------------------------------------------------------------------------------------
1 YR ARM                   $1,108,153      $167,584       $398,277             $0       $0       $0       $1,674,014
15 YR Fixed                 2,803,182       445,668        712,572      3,606,210        0        0        7,567,631
15 YR Fixed IO                 52,500       248,000              0        155,000        0        0          455,500
2 YR ARM                   48,211,780    12,251,605    124,366,543     19,063,959        0        0      203,893,888
2 YR ARM Balloon 40/30      1,349,641       422,772      6,013,493        523,390        0        0        8,309,297
2 YR ARM IO                68,056,721    32,044,432    304,406,333     52,499,401        0        0      457,006,888
3 YR ARM                   33,473,416       785,607        538,159     21,689,725        0        0       56,486,906
3 YR ARM IO                47,021,844     1,910,150      1,685,050     50,701,850        0        0      101,318,894
30 YR Fixed                39,682,896     4,434,612      7,987,031     59,985,861        0        0      112,090,400
30 YR Fixed IO              9,221,532       579,200      2,101,900      8,895,445        0        0       20,798,077
5 YR ARM                    1,089,431             0         37,982      3,118,577        0        0        4,245,990
5 YR ARM Balloon 40/30              0             0              0        157,542        0        0          157,542
5 YR ARM IO                 3,727,790     2,138,350      5,015,768     10,490,470        0        0       21,372,378
6 MO ARM                      442,732             0              0              0        0        0          442,732
6 MO ARM IO                   657,200       717,900        484,500      1,051,050        0        0        2,910,650
Fixed Balloon 30/15                 0             0              0        102,060        0        0          102,060
Fixed Balloon 40/30           804,011             0              0        934,613        0        0        1,738,624
--------------------------------------------------------------------------------------------------------------------
Total:                   $257,702,828   $56,145,880   $453,747,608   $232,975,154       $0       $0   $1,000,571,470
====================================================================================================================


                                                           13-24           25-36        37-48     49-60
        Product Type      No Penalty     0-12 Months       Months          Months       Months    Months
---------------------------------------------------------------------------------------------------------
1 YR ARM                         0.11%          0.02%           0.04%           0.00%     0.00%     0.00%
15 YR Fixed                      0.28           0.04            0.07            0.36      0.00      0.00
15 YR Fixed IO                   0.01           0.02            0.00            0.02      0.00      0.00
2 YR ARM                         4.82           1.22           12.43            1.91      0.00      0.00
2 YR ARM Balloon 40/30           0.13           0.04            0.60            0.05      0.00      0.00
2 YR ARM IO                      6.80           3.20           30.42            5.25      0.00      0.00
3 YR ARM                         3.35           0.08            0.05            2.17      0.00      0.00
3 YR ARM IO                      4.70           0.19            0.17            5.07      0.00      0.00
30 YR Fixed                      3.97           0.44            0.80            6.00      0.00      0.00
30 YR Fixed IO                   0.92           0.06            0.21            0.89      0.00      0.00
5 YR ARM                         0.11           0.00            0.00            0.31      0.00      0.00
5 YR ARM Balloon 40/30           0.00           0.00            0.00            0.02      0.00      0.00
5 YR ARM IO                      0.37           0.21            0.50            1.05      0.00      0.00
6 MO ARM                         0.04           0.00            0.00            0.00      0.00      0.00
6 MO ARM IO                      0.07           0.07            0.05            0.11      0.00      0.00
Fixed Balloon 30/15              0.00           0.00            0.00            0.01      0.00      0.00
Fixed Balloon 40/30              0.08           0.00            0.00            0.09      0.00      0.00
---------------------------------------------------------------------------------------------------------
Total:                          25.76%          5.61%          45.35%          23.28%     0.00%     0.00%
=========================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on February 2, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par

o     Assumes bonds pay on 25th of month

-----------------------------------------------------------------------------------------------------------
                                    First Dollar of Loss               LIBOR Flat                0% Return
-----------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                29.38                    29.47                    30.53
            Yield (%)                             5.2962                   4.9127                   0.0257
            WAL                                     3.42                     3.42                     3.39
            Modified Duration                        3.1                      3.1                     3.16
            Principal Window               Jul09 - Jul09            Jul09 - Jul09            Jul09 - Jul09
            Principal Writedown        13,065.79 (0.04%)       490,766.22 (1.45%)    6,062,946.77 (17.95%)
            Total Collat Loss     185,457,675.56 (18.67%)  185,899,150.90 (18.71%)  191,046,475.22 (19.23%)
-----------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                23.15                    23.24                    24.29
            Yield (%)                             5.2983                   4.8790                   0.0352
            WAL                                     3.84                     3.84                     3.71
            Modified Duration                       3.44                     3.44                     3.43
            Principal Window               Dec09 - Dec09            Dec09 - Dec09            Nov09 - Nov09
            Principal Writedown        57,401.63 (0.19%)       597,153.36 (1.94%)    6,077,087.10 (19.74%)
            Total Collat Loss     159,143,586.46 (16.02%)  159,639,078.28 (16.07%)  164,286,618.15 (16.54%)
-----------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                20.05                    20.10                    20.64
            Yield (%)                             5.3431                   4.9360                   0.0687
            WAL                                     4.01                     4.01                     3.96
            Modified Duration                       3.57                     3.57                     3.63
            Principal Window               Feb10 - Feb10            Feb10 - Feb10            Feb10 - Feb10
            Principal Writedown        34,232.02 (0.19%)       353,668.87 (1.98%)    3,784,930.54 (21.17%)
            Total Collat Loss     143,459,777.86 (14.44%)  143,753,046.64 (14.47%)  146,901,931.39 (14.79%)
-----------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                17.34                    17.40                    17.94
            Yield (%)                             5.4257                   4.8931                   0.1001
            WAL                                     4.26                     4.26                     4.12
            Modified Duration                       3.75                     3.76                     3.75
            Principal Window               May10 - May10            May10 - May10            Apr10 - Apr10
            Principal Writedown        51,627.05 (0.31%)       459,855.32 (2.81%)    3,651,336.10 (22.28%)
            Total Collat Loss     129,551,297.18 (13.04%)  129,925,091.59 (13.08%)  132,492,040.14 (13.34%)
-----------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                15.09                    15.15                    15.63
            Yield (%)                             5.5118                   4.9215                   0.0335
            WAL                                     4.42                     4.42                     4.27
            Modified Duration                       3.88                     3.88                     3.88
            Principal Window               Jul10 - Jul10            Jul10 - Jul10            Jun10 - Jun10
            Principal Writedown        17,645.41 (0.12%)       447,186.11 (3.00%)    3,506,583.29 (23.53%)
            Total Collat Loss     116,556,956.58 (11.73%)  116,950,617.64 (11.77%)  119,407,761.89 (12.02%)
-----------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                13.04                    13.11                    13.55
            Yield (%)                             5.6126                   4.8992                   0.0820
            WAL                                     4.59                     4.59                     4.41
            Modified Duration                          4                     4.01                        4
            Principal Window               Sep10 - Sep10            Sep10 - Sep10            Aug10 - Aug10
            Principal Writedown        13,310.20 (0.09%)       535,616.89 (3.72%)    3,531,082.14 (24.52%)
            Total Collat Loss     103,968,451.70 (10.47%)  104,450,998.18 (10.52%)  106,886,592.56 (10.76%)
-----------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                11.29                    11.40                    11.77
            Yield (%)                             6.1484                   4.8875                   0.1452
            WAL                                     4.76                     4.75                     4.52
            Modified Duration                       4.07                     4.08                     4.07
            Principal Window               Nov10 - Nov10            Nov10 - Nov10            Oct10 - Oct10
            Principal Writedown        19,297.39 (0.15%)       873,761.44 (6.77%)    3,531,213.22 (27.34%)
            Total Collat Loss      92,657,527.13 (9.33%)    93,450,088.68 (9.41%)    95,603,872.06 (9.62%)
-----------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                 9.95                    10.06                    10.33
            Yield (%)                             6.3902                   4.8031                   0.1422
            WAL                                     4.84                     4.82                     4.64
            Modified Duration                        4.1                     4.11                     4.16
            Principal Window               Dec10 - Dec10            Dec10 - Dec10            Dec10 - Dec10
            Principal Writedown        25,242.44 (0.24%)       903,862.13 (8.67%)    3,054,698.18 (29.29%)
            Total Collat Loss      83,279,317.29 (8.38%)    84,098,907.93 (8.47%)    86,101,905.46 (8.67%)
-----------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.72             3.24             2.38             1.73             1.31             1.16
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           300              221              165              128              32               28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.67             1.24             1.00             0.84             0.73             0.65
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           37               25               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    6.48             4.29             3.01             2.09             1.80             1.60
              First Prin Pay          37               25               22               18               15               13
              Last Prin Pay           166              111              81               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    17.95            12.26            8.96             6.02             2.49             2.18
              First Prin Pay          166              111              81               35               28               25
              Last Prin Pay           301              220              163              124              32               28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.06             6.11             5.00             5.42             6.07             5.04
              First Prin Pay          49               38               45               56               57               47
              Last Prin Pay           262              183              135              104              102              84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.04             6.08             4.86             4.73             4.41             3.70
              First Prin Pay          49               38               42               49               46               39
              Last Prin Pay           252              175              129              99               79               66
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.01             6.05             4.77             4.43             3.94             3.33
              First Prin Pay          49               38               41               46               43               36
              Last Prin Pay           242              167              123              94               75               62
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.98             6.03             4.72             4.27             3.73             3.16
              First Prin Pay          49               37               40               44               40               34
              Last Prin Pay           234              161              118              91               72               60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.94             5.99             4.67             4.15             3.58             3.04
              First Prin Pay          49               37               40               42               38               33
              Last Prin Pay           225              154              113              87               69               57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.88             5.95             4.61             4.04             3.46             2.95
              First Prin Pay          49               37               39               41               37               32
              Last Prin Pay           216              147              108              83               66               55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.81             5.89             4.55             3.95             3.36             2.86
              First Prin Pay          49               37               38               40               36               31
              Last Prin Pay           205              139              102              78               62               51
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.71             5.82             4.48             3.86             3.26             2.78
              First Prin Pay          49               37               38               39               35               30
              Last Prin Pay           192              130              95               73               58               48
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.39             2.99             2.18             1.59             1.31             1.16
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           149              99               72               55               32               28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.67             1.24             1.00             0.84             0.73             0.65
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           37               25               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    6.45             4.27             3.00             2.09             1.80             1.60
              First Prin Pay          37               25               22               18               15               13
              Last Prin Pay           149              99               72               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    12.42            8.26             6.01             4.07             2.49             2.18
              First Prin Pay          149              99               72               35               28               25
              Last Prin Pay           149              99               72               55               32               28
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.25             5.52             4.56             4.59             3.67             3.09
              First Prin Pay          49               38               45               55               44               37
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.25             5.51             4.43             4.40             3.67             3.09
              First Prin Pay          49               38               42               49               44               37
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.25             5.51             4.36             4.12             3.66             3.08
              First Prin Pay          49               38               41               46               43               36
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.25             5.51             4.33             3.97             3.50             2.97
              First Prin Pay          49               37               40               44               40               34
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.25             5.50             4.30             3.87             3.36             2.86
              First Prin Pay          49               37               40               42               38               33
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.25             5.50             4.27             3.78             3.26             2.78
              First Prin Pay          49               37               39               41               37               32
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.25             5.50             4.26             3.72             3.18             2.72
              First Prin Pay          49               37               38               40               36               31
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.25             5.50             4.24             3.67             3.12             2.66
              First Prin Pay          49               37               38               39               35               30
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on February 2, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution   Excess Spread            Distribution   Excess Spread            Distribution
Period       Date            (%)        Period       Date            (%)        Period       Date       Excess Spread (%)
------   ------------   -------------   ------   ------------   -------------   ------   ------------   -----------------
     1      Mar-06             1.4575       49      Mar-10             4.2667       97      Mar-14                 4.3247
     2      Apr-06             1.7569       50      Apr-10             3.8844       98      Apr-14                 3.8350
     3      May-06             1.7672       51      May-10             4.0000       99      May-14                 4.0181
     4      Jun-06             1.7521       52      Jun-10             3.8628      100      Jun-14                 3.8694
     5      Jul-06             1.7658       53      Jul-10             3.9940      101      Jul-14                 4.0624
     6      Aug-06             1.7474       54      Aug-10             3.8555      102      Aug-14                 3.9163
     7      Sep-06             1.7439       55      Sep-10             3.8454      103      Sep-14                 3.9336
     8      Oct-06             1.7602       56      Oct-10             3.9688      104      Oct-14                 4.1135
     9      Nov-06             1.7356       57      Nov-10             3.8272      105      Nov-14                 3.9699
    10      Dec-06             1.7591       58      Dec-10             3.9691      106      Dec-14                 4.1500
    11      Jan-07             1.7312       59      Jan-11             3.8652      107      Jan-15                 4.0083
    12      Feb-07             1.7322       60      Feb-11             3.8736      108      Feb-15                 4.0425
    13      Mar-07             1.8325       61      Mar-11             4.3455      109      Mar-15                 4.5384
    14      Apr-07             1.7275       62      Apr-11             3.8174      110      Apr-15                 4.0864
    15      May-07             1.7661       63      May-11             3.9923      111      May-15                 4.2666
    16      Jun-07             1.7238       64      Jun-11             3.8201      112      Jun-15                 4.1364
    17      Jul-07             1.7686       65      Jul-11             4.0022      113      Jul-15                 4.3224
    18      Aug-07             1.7209       66      Aug-11             3.8284      114      Aug-15                 4.1973
    19      Sep-07             1.7183       67      Sep-11             3.8287      115      Sep-15                 4.2259
    20      Oct-07             1.7727       68      Oct-11             4.0028      116      Oct-15                 4.4066
    21      Nov-07             1.7177       69      Nov-11             3.8304      117      Nov-15                 4.2887
    22      Dec-07             1.7757       70      Dec-11             4.0036      118      Dec-15                 4.4685
    23      Jan-08             3.5971       71      Jan-12             3.8157      119      Jan-16                 4.3579
    24      Feb-08             3.5812       72      Feb-12             3.8461      120      Feb-16                 4.3936
    25      Mar-08             3.7284       73      Mar-12             3.9216
    26      Apr-08             3.5366       74      Apr-12             3.5613
    27      May-08             3.6275       75      May-12             3.7466
    28      Jun-08             3.5254       76      Jun-12             3.5692
    29      Jul-08             3.6456       77      Jul-12             3.7600
    30      Aug-08             3.5379       78      Aug-12             3.5831
    31      Sep-08             3.5310       79      Sep-12             3.5895
    32      Oct-08             3.6209       80      Oct-12             3.7741
    33      Nov-08             3.5115       81      Nov-12             3.5998
    34      Dec-08             3.6058       82      Dec-12             3.7865
    35      Jan-09             3.9478       83      Jan-13             3.6168
    36      Feb-09             3.9426       84      Feb-13             3.6378
    37      Mar-09             4.2540       85      Mar-13             4.1768
    38      Apr-09             3.8469       86      Apr-13             3.6568
    39      May-09             3.9878       87      May-13             3.8415
    40      Jun-09             3.8827       88      Jun-13             3.6785
    41      Jul-09             4.0361       89      Jul-13             3.8743
    42      Aug-09             3.9185       90      Aug-13             3.7102
    43      Sep-09             3.9134       91      Sep-13             3.7225
    44      Oct-09             4.0249       92      Oct-13             3.9076
    45      Nov-09             3.9008       93      Nov-13             3.7485
    46      Dec-09             4.0142       94      Dec-13             3.9338
    47      Jan-10             3.8882       95      Jan-14             3.7760
    48      Feb-10             3.9041       96      Feb-14             3.8040


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                    Loan         Loan                                          Loan         Loan
                                    Group       Group                                          Group       Group
         Distribution   WAC Cap   I WAC Cap   II WAC Cap            Distribution   WAC Cap   I WAC Cap   II WAC Cap
Period       Date         (%)        (%)         (%)       Period       Date         (%)        (%)         (%)
------   ------------   -------   ---------   ----------   ------   ------------   -------   ---------   ----------
     1      Mar-06      21.1746     21.1284      21.1945       49      Mar-10      16.5825     16.2295      16.7367
     2      Apr-06      21.3519     21.3071      21.3711       50      Apr-10      15.4444     15.1235      15.5845
     3      May-06      21.3283     21.2813      21.3485       51      May-10      15.6411     15.3074      15.7869
     4      Jun-06      21.1447     21.0991      21.1643       52      Jun-10      15.2057     14.8827      15.3470
     5      Jul-06      21.0848     21.0383      21.1047       53      Jul-10      15.5480     15.2305      15.6868
     6      Aug-06      20.8554     20.8102      20.8747       54      Aug-10      15.1090     14.7997      15.2444
     7      Sep-06      20.6752     20.6299      20.6947       55      Sep-10      14.9954     14.6839      15.1318
     8      Oct-06      20.5488     20.5017      20.5691       56      Oct-10      15.2090     14.8849      15.3510
     9      Nov-06      20.2418     20.1960      20.2614       57      Nov-10      14.7731     14.4573      14.9115
    10      Dec-06      20.0692     20.0233      20.0888       58      Dec-10      15.0074     14.6846      15.1490
    11      Jan-07      19.7109     19.6705      19.7283       59      Jan-11      14.6222     14.2999      14.7636
    12      Feb-07      19.4360     19.3951      19.4535       60      Feb-11      14.5157     14.1920      14.6578
    13      Mar-07      19.4616     19.4159      19.4813       61      Mar-11      12.1758     11.8151      12.3342
    14      Apr-07      18.8998     18.8581      18.9177       62      Apr-11      10.9850     10.6571      11.1291
    15      May-07      18.7368     18.6930      18.7556       63      May-11      11.3382     10.9972      11.4882
    16      Jun-07      18.3823     18.3404      18.4003       64      Jun-11      10.9650     10.6347      11.1104
    17      Jul-07      18.2361     18.1950      18.2538       65      Jul-11      11.3341     10.9879      11.4865
    18      Aug-07      17.8840     17.8438      17.9013       66      Aug-11      10.9557     10.6188      11.1042
    19      Sep-07      17.6390     17.5984      17.6564       67      Sep-11      10.9428     10.6038      11.0923
    20      Oct-07      17.5137     17.4663      17.5340       68      Oct-11      11.2942     10.9417      11.4497
    21      Nov-07      17.1666     17.1202      17.1865       69      Nov-11      10.9168     10.5736      11.0684
    22      Dec-07      17.0553     17.0203      17.0703       70      Dec-11      11.2724     10.9174      11.4293
    23      Jan-08      18.6186     18.4123      18.7071       71      Jan-12      10.9115     10.5633      11.0653
    24      Feb-08      17.5535     17.3422      17.6445       72      Feb-12      10.8983     10.5482      11.0531
    25      Mar-08      17.0227     16.7913      17.1224       73      Mar-12      11.6356     11.2592      11.8021
    26      Apr-08      15.7588     15.5355      15.8553       74      Apr-12      10.8715     10.5173      11.0283
    27      May-08      15.7535     15.5212      15.8539       75      May-12      11.2199     10.8518      11.3830
    28      Jun-08      15.3282     15.1069      15.4239       76      Jun-12      10.8494     10.4928      11.0075
    29      Jul-08      15.9709     15.6819      16.0959       77      Jul-12      11.2127     10.8392      11.3785
    30      Aug-08      15.8461     15.5652      15.9677       78      Aug-12      10.8374     10.4741      10.9987
    31      Sep-08      16.0434     15.7612      16.1656       79      Sep-12      10.8236     10.4582      10.9859
    32      Oct-08      16.1028     15.8082      16.2304       80      Oct-12      11.1700     10.7904      11.3387
    33      Nov-08      15.7189     15.4323      15.8430       81      Nov-12      10.7957     10.4264      10.9600
    34      Dec-08      15.8141     15.5277      15.9382       82      Dec-12      11.1411     10.7574      11.3119
    35      Jan-09      16.4675     16.1912      16.5874       83      Jan-13      10.7677     10.3943      10.9340
    36      Feb-09      16.3248     16.0467      16.4454       84      Feb-13      10.7536     10.3782      10.9209
    37      Mar-09      17.0724     16.7626      17.2069       85      Mar-13      11.8901     11.4723      12.0763
    38      Apr-09      16.0509     15.7679      16.1738       86      Apr-13      10.7252     10.3459      10.8944
    39      May-09      16.1962     15.9019      16.3241       87      May-13      11.0679     10.6740      11.2438
    40      Jun-09      15.7909     15.5100      15.9130       88      Jun-13      10.6965     10.3134      10.8677
    41      Jul-09      16.7055     16.3710      16.8510       89      Jul-13      11.0382     10.6404      11.2161
    42      Aug-09      16.2752     15.9496      16.4169       90      Aug-13      10.6677     10.2808      10.8407
    43      Sep-09      16.1525     15.8249      16.2951       91      Sep-13      10.6532     10.2644      10.8272
    44      Oct-09      16.3398     15.9993      16.4881       92      Oct-13      10.9932     10.5896      11.1740
    45      Nov-09      15.9154     15.5840      16.0598       93      Nov-13      10.6240     10.2315      10.7999
    46      Dec-09      16.1105     15.7681      16.2598       94      Dec-13      10.9630     10.5555      11.1457
    47      Jan-10      15.8193     15.5045      15.9566       95      Jan-14      10.5946     10.1985      10.7724
    48      Feb-10      15.6921     15.3753      15.8303       96      Feb-14      10.5798     10.1819      10.7585


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Distribution     Aggregate WAC    Loan Group I     Loan Group II
Period           Date            Cap (%)        WAC Cap (%)       WAC Cap (%)
------       ------------     -------------    -------------    --------------
  97            Mar-14           11.6970           11.2544           11.8958
  98            Apr-14           10.5501           10.1486           10.7306
  99            May-14           10.8864           10.4697           11.0739
  100           Jun-14           10.5203           10.1153           10.7026
  101           Jul-14           10.8554           10.4352           11.0448
  102           Aug-14           10.4902           10.0818           10.6743
  103           Sep-14           10.4751           10.0650           10.6601
  104           Oct-14           10.8087           10.3832           11.0007
  105           Nov-14           10.4448           10.0314           10.6315
  106           Dec-14           10.7773           10.3483           10.9711
  107           Jan-15           10.4144           9.9977            10.6028
  108           Feb-15           10.3991           9.9808            10.5883
  109           Mar-15           11.4963           11.0314           11.7067
  110           Apr-15           10.3684           9.9469            10.5593
  111           May-15           10.6981           10.2610           10.8962
  112           Jun-15           10.3376           9.9130            10.5301
  113           Jul-15           10.6662           10.2259           10.8659
  114           Aug-15           10.3066           9.8791            10.5007
  115           Sep-15           10.2911           9.8621            10.4860
  116           Oct-15           10.6180           10.1732           10.8202
  117           Nov-15           10.2599           9.8280            10.4564
  118           Dec-15           10.5858           10.1381           10.7896
  119           Jan-16           10.2287           9.7940            10.4266
  120           Feb-16           10.2130           9.7770            10.4117


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $963,043,592. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.950% (on a 30/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.


                                  Swap Schedule


                                          Swap Notional                                                Swap Notional
Period         Distribution Date           Amount ($)            Period       Distribution Date           Amount
------         -----------------          -------------          ------       -----------------        -------------
   1                Mar-06                 963,043,592             38              Apr-09               122,769,177
   2                Apr-06                 949,972,483             39              May-09               116,199,898
   3                May-06                 933,915,507             40              Jun-09               109,995,188
   4                Jun-06                 914,898,400             41              Jul-09               104,134,254
   5                Jul-06                 892,972,865             42              Aug-09                98,597,512
   6                Aug-06                 868,217,424             43              Sep-09                93,366,516
   7                Sep-06                 840,737,768             44              Oct-09                88,423,890
   8                Oct-06                 810,667,060             45              Nov-09                83,753,267
   9                Nov-06                 778,165,651             46              Dec-09                79,339,226
  10                Dec-06                 743,420,458             47              Jan-10                75,040,232
  11                Jan-07                 706,942,714             48              Feb-10                70,842,126
  12                Feb-07                 672,196,063             49              Mar-10                66,873,426
  13                Mar-07                 639,097,883             50              Apr-10                63,121,193
  14                Apr-07                 607,569,537             51              May-10                59,573,238
  15                May-07                 577,536,155             52              Jun-10                56,218,070
  16                Jun-07                 548,926,454             53              Jul-10                53,044,865
  17                Jul-07                 521,672,657             54              Aug-10                50,043,417
  18                Aug-07                 495,710,047             55              Sep-10                47,204,108
  19                Sep-07                 470,977,099             56              Oct-10                44,517,875
  20                Oct-07                 447,415,235             57              Nov-10                41,976,169
  21                Nov-07                 424,968,680             58              Dec-10                39,570,936
  22                Dec-07                 403,584,328             59              Jan-11                37,294,580
  23                Jan-08                 383,126,523             60              Feb-11                35,124,872
  24                Feb-08                 320,348,837             61            Mar-11 onwards                   0
  25                Mar-08                 268,186,784
  26                Apr-08                 224,842,046
  27                May-08                 210,860,796
  28                Jun-08                 197,669,631
  29                Jul-08                 185,222,903
  30                Aug-08                 182,277,977
  31                Sep-08                 181,571,332
  32                Oct-08                 171,153,133
  33                Nov-08                 161,914,425
  34                Dec-08                 153,157,097
  35                Jan-09                 144,891,955
  36                Feb-09                 137,091,126
  37               Mar -09                 129,725,101


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                            $1,000,571,470

Number of Mortgage Loans:                                                        4,578

Average Scheduled Principal Balance:                                          $218,561

Weighted Average Gross Coupon:                                                   7.414%

Weighted Average Net Coupon: (2)                                                 6.904%

Weighted Average Current FICO Score:                                               649

Weighted Average Original LTV Ratio:                                             80.14%

Weighted Average Combined Original LTV Ratio with Silent Seconds:                89.36%

Weighted Average Stated Remaining Term (months):                                   357

Weighted Average Seasoning (months):                                                 1

Weighted Average Months to Roll: (3)                                                26

Weighted Average Gross Margin: (3)                                                5.45%

Weighted Average Initial Rate Cap: (3)                                            2.99%

Weighted Average Periodic Rate Cap: (3)                                           1.00%

Weighted Average Gross Maximum Lifetime Rate: (3)                                13.39%

Weighted Average Back Debt to Income Ratio:                                      42.66%

Percentage of Loans with Silent Seconds:                                         48.75%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Current Principal    of      Principal     Principal    Gross     Current   Principal  Original    Silent      Pct.       Owner
       Balance       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         209      $8,574,825       0.86%     8.376%       609    $41,028     75.22%     78.86%      84.55%     78.86%
$50,001 - $75,000       383      24,479,757       2.45      8.103        615     63,916     80.35      86.68       72.42      91.97
$75,001 - $100,000      479      42,164,045       4.21      7.775        621     88,025     79.14      86.06       71.47      95.13
$100,001 - $125,000     526      59,341,647       5.93      7.746        627    112,817     80.28      88.34       71.14      94.13
$125,001 - $150,000     507      69,751,640       6.97      7.597        634    137,577     80.49      88.34       62.73      94.50
$150,001 - $200,000     710     123,977,013      12.39      7.599        638    174,616     80.48      88.28       59.01      94.02
$200,001 - $250,000     468     104,745,175      10.47      7.523        640    223,814     80.73      89.25       51.24      94.47
$250,001 - $300,000     359      98,882,021       9.88      7.363        649    275,437     80.02      89.34       52.30      93.93
$300,001 - $350,000     219      71,394,647       7.14      7.337        654    326,003     80.34      89.58       44.72      93.69
$350,001 - $400,000     160      59,994,390       6.00      7.297        658    374,965     81.21      90.54       44.89      94.40
$400,001 - $450,000     131      55,670,722       5.56      7.333        662    424,967     81.22      90.01       46.58      92.29
$450,001 - $500,000      74      35,203,469       3.52      7.280        659    475,723     80.44      90.55       44.66      90.55
$500,001 - $550,000      80      41,853,426       4.18      7.132        673    523,168     81.31      91.45       57.61      93.67
$550,001 - $600,000      66      37,979,522       3.80      7.287        650    575,447     81.19      90.65       57.76      98.48
$600,001 - $650,000      28      17,588,973       1.76      7.103        663    628,178     80.66      94.87       61.06      96.53
$650,001 - $700,000      28      18,930,773       1.89      7.177        672    676,099     80.61      93.95       53.49      96.49
$700,001 & Above        151     130,039,425      13.00      6.999        674    861,188     77.78      90.01       68.14      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Current Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Current Rate      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            1        $200,000       0.02%     4.999%       754   $200,000     80.00%     80.00%     100.00%      0.00%
 5.00 - 5.49%            12       2,122,206       0.21      5.176        701    176,850     71.43      80.69       60.96     100.00
 5.50 - 5.99%           132      42,881,890       4.29      5.838        689    324,863     73.48      81.95       80.51      98.83
 6.00 - 6.49%           230      78,324,840       7.83      6.272        676    340,543     77.15      89.34       76.78      97.52
 6.50 - 6.99%           836     228,713,438      22.86      6.775        670    273,581     78.27      90.22       60.16      96.69
 7.00 - 7.49%           741     176,773,372      17.67      7.231        656    238,561     79.57      91.31       53.90      97.32
 7.50 - 7.99%         1,157     235,547,853      23.54      7.708        636    203,585     80.32      88.96       48.41      94.69
 8.00 - 8.49%           643     111,727,402      11.17      8.203        631    173,760     82.73      89.59       50.93      90.96
 8.50 - 8.99%           546      87,285,288       8.72      8.686        614    159,863     85.73      88.47       59.55      86.29
 9.00% & Above          280      36,995,182       3.70      9.361        594    132,126     86.69      87.71       64.13      90.37
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                          Distribution by Credit Score

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Credit Score        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above            229     $63,873,006       6.38%     6.969%       763   $278,921     80.25%     91.47%      53.61%     83.43%
 720 - 739              141      42,484,303       4.25      7.012        728    301,307     80.27      93.64       48.53      90.38
 700 - 719              258      77,433,359       7.74      6.980        709    300,129     80.51      92.69       45.34      89.64
 680 - 699              332      90,622,658       9.06      7.213        688    272,960     81.19      94.65       48.26      93.53
 660 - 679              513     133,292,490      13.32      7.048        669    259,829     79.66      91.15       51.88      95.40
 640 - 659              644     157,957,472      15.79      7.305        648    245,276     80.87      91.46       46.13      95.87
 620 - 639              532     112,675,058      11.26      7.497        629    211,795     81.23      88.85       65.77      95.27
 600 - 619              706     136,611,175      13.65      7.601        609    193,500     80.20      88.27       66.93      97.64
 580 - 599              559      90,349,016       9.03      7.934        589    161,626     79.19      85.18       72.27      97.20
 560 - 579              406      59,458,475       5.94      8.150        570    146,449     78.92      79.69       72.64      98.68
 540 - 559              258      35,814,458       3.58      8.458        550    138,816     75.51      76.20       72.36     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                              Distribution by Lien

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Lien               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Original LTV

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Original LTV      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         257     $40,315,285       4.03%     7.117%       630   $156,869     50.21%     50.96%      62.52%     90.39%
 60.01 - 70.00%         234      55,423,411       5.54      7.100        634    236,852     66.67      69.28       61.33      90.65
 70.01 - 80.00%       2,758     658,409,392      65.80      7.199        656    238,727     79.38      93.11       59.57      97.26
 80.01 - 85.00%         337      60,088,977       6.01      7.964        614    178,306     84.31      84.32       48.73      93.82
 85.01 - 90.00%         522     100,374,776      10.03      8.212        630    192,289     89.60      89.66       49.21      89.83
 90.01 - 95.00%         462      84,310,826       8.43      8.080        663    182,491     94.59      94.59       53.10      85.71
 95.01 - 100.00%          8       1,648,802       0.16      8.225        635    206,100    100.00     100.00       51.02     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                         Distribution by Documentation


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Documentation     Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                 2,821    $575,669,221      57.53%     7.336%       641   $204,066     79.73%     89.95%     100.00%     92.39%
 Stated               1,729     419,338,400      41.91      7.518        659    242,532     80.68      88.58        0.00      97.85
 Limited                 28       5,563,849       0.56      7.660        647    198,709     81.36      85.87        0.00      95.42
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                            Distribution by Purpose


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Purpose         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase             2,440    $574,988,279      57.47%     7.350%       664   $235,651     80.88%     95.83%      63.47%     94.12%
 Cashout Refi         1,907     385,903,411      38.57      7.500        629    202,362     79.04      80.51       47.73      95.37
 Rate/term Refi         231      39,679,779       3.97      7.501        625    171,774     80.03      81.62       66.87      96.55
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                           Distribution by Occupancy



                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Occupancy       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       4,276    $947,483,876      94.69%     7.387%       647   $221,582     80.07%     89.80%      56.13%    100.00%
 Non Owner              268      46,853,060       4.68      7.872        688    174,825     80.97      81.07       83.61       0.00
 Second Home             34       6,234,534       0.62      8.092        666    183,369     83.33      83.33       74.18       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                         Distribution by Property Type


                                                                                                   Weighted
                                                                                                     Avg.
                                                                                                   Combined
                                             Pct. Of    Weighted   Weighted             Weighted   Original
                    Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                      of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Property Type       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family        3,381    $685,493,279      68.51%     7.432%       645   $202,749     80.12%     88.67%      56.22%     95.48%
PUD                    664     188,571,366      18.85      7.364        653    283,993     80.28      91.08       65.11      95.77
Condo                  352      77,724,143       7.77      7.343        666    220,807     79.53      92.15       58.24      91.14
2 Family               161      41,611,603       4.16      7.512        663    258,457     81.93      89.11       38.27      87.26
3-4 Family              20       7,171,079       0.72      7.207        674    358,554     73.97      80.16       87.91      73.19
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                             Distribution by State


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 State               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                     907    $365,557,648      36.53%     7.067%       668   $403,040     78.32%     90.20%      54.72%     94.35%
 FL                     362      75,875,031       7.58      7.645        653    209,600     80.79      88.76       58.90      90.00
 IL                     304      56,223,478       5.62      7.745        632    184,946     82.07      86.28       43.37      93.88
 NY                     174      44,546,478       4.45      7.506        649    256,014     80.20      87.18       47.00      92.79
 NJ                     101      29,243,018       2.92      7.448        645    289,535     80.83      86.49       35.66      98.31
 MI                     204      29,140,967       2.91      7.649        634    142,848     84.78      88.58       42.40      97.48
 TX                     243      29,041,450       2.90      7.610        626    119,512     79.69      86.27       61.83      96.35
 MD                      92      26,824,670       2.68      7.636        634    291,573     81.00      89.95       62.50      96.07
 OH                     236      25,979,164       2.60      7.808        626    110,081     84.68      91.23       69.65      96.63
 GA                     140      24,519,401       2.45      7.676        637    175,139     81.37      93.40       66.54      98.59
 Other                1,815     293,620,165      29.35      7.585        636    161,774     80.78      89.49       65.97      95.36
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                              Distribution by Zip



                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Zip                Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92336                   12      $4,770,855       0.48%     7.343%       642   $397,571     81.42%     91.12%      49.67%    100.00%
 92201                    9       3,779,700       0.38      6.921        661    419,967     79.67      93.46       54.33     100.00
 93536                   10       3,284,908       0.33      7.236        659    328,491     80.17      91.82       44.11      87.69
 92127                    4       3,199,569       0.32      6.451        637    799,892     78.55      87.76       71.91     100.00
 92882                    5       2,875,522       0.29      7.157        647    575,104     79.89      94.46       57.33      87.76
 91007                    3       2,691,873       0.27      6.489        694    897,291     74.56      90.00       44.58     100.00
 91914                    6       2,480,200       0.25      7.275        669    413,367     80.00      98.47       28.31     100.00
 95136                    4       2,431,000       0.24      7.236        658    607,750     79.99      91.18       24.68     100.00
 95127                    5       2,419,588       0.24      6.545        704    483,918     78.45      92.26       71.96     100.00
 95135                    3       2,237,600       0.22      7.215        637    745,867     80.00      90.92       54.59     100.00
 Other                4,517     970,400,655      96.98      7.426        649    214,833     80.16      89.27       57.75      94.61
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                  Distribution by Remaining Months to Maturity


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
  Remaining          Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Maturity          Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 82      $8,125,191       0.81%     7.302%       631    $99,088     68.07%     68.77%      49.21%     92.58%
 181 - 240                3         182,097       0.02      8.175        610     60,699     75.05      75.05       63.05     100.00
 241 - 360            4,493     992,264,182      99.17      7.414        649    220,847     80.24      89.53       57.60      94.71
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                       Distribution by Amortization Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Amortization Type    Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM IO          1,508    $457,006,888      45.67%     7.274%       661   $303,055     80.14%     93.10%      58.63%     94.62%
 2 YR ARM             1,229     203,893,888      20.38      7.709        625    165,902     81.80      87.02       52.36      94.19
 30 YR FIXED            780     112,090,400      11.20      7.533        639    143,706     77.75      79.80       55.92      95.77
 3 YR ARM IO            395     101,318,894      10.13      7.279        662    256,504     80.18      91.40       56.72      94.31
 3 YR ARM               318      56,486,906       5.65      7.477        631    177,632     81.06      85.91       52.78      95.16
 5 YR ARM IO             82      21,372,378       2.14      7.104        679    260,639     79.74      93.01       82.62      95.45
 30 YR FIXED IO          97      20,798,077       2.08      7.933        625    214,413     78.44      84.27       82.97      98.55
 2 YR ARM BALLOON
   40/30                 38       8,309,297       0.83      7.449        635    218,666     81.82      93.93       62.55      92.75
 15 YR FIXED             77       7,567,631       0.76      7.262        633     98,281     67.97      68.54       48.74      92.04
 5 YR ARM                23       4,245,990       0.42      6.952        643    184,608     75.79      81.02       63.73     100.00
 Other                   31       7,481,122       0.75      7.250        650    241,327     81.57      90.00       60.17      87.64
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                       Distribution by Interest Only Term


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                             Pct. Of    Weighted   Weighted              Weighted   Original
Interest            Number                   Pool By      Avg.       Avg.       Avg.       Avg.     LTV with                 Pct.
  Only                of      Principal     Principal    Gross     Current   Principal   Original    Silent    Pct. Full    Owner
  Term              Loans      Balance       Balance     Coupon      FICO     Balance      LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                    2,483    $396,709,084      39.65%     7.604%       631    $159,770     80.24%     84.58%      53.79%     94.68%
60                   2,095     603,862,386      60.35      7.289        661     288,240     80.07      92.49       59.99      94.70
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,578  $1,000,571,470     100.00%     7.414%       649    $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                           Pct. Of                 Weighted              Weighted   Original
                  Number                   Pool By     Weighted      Avg.       Avg.       Avg.     LTV with                 Pct.
   Initial          of      Principal     Principal   Avg. Gross   Current   Principal   Original    Silent    Pct. Full    Owner
Periodic Cap      Loans      Balance       Balance      Coupon       FICO     Balance      LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%          11      $3,353,382       0.34%       6.842%       657    $304,853     83.42%     94.03%      65.50%     89.25%
1.51 - 2.00%           8       1,674,014       0.17        7.398        652     209,252     81.56      81.56       33.69      66.31
2.51 - 3.00%       3,594     852,791,782      85.23        7.388        651     237,282     80.59      90.92       57.19      94.55
N/A                  965     142,752,293      14.27        7.580        637     147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
Total:             4,578  $1,000,571,470     100.00%       7.414%       649    $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%         3,613    $857,819,177      85.73%     7.386%       651   $237,426     80.60%     90.91%      57.18%     94.47%
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of               Weighted             Weighted   Original
                     Number                   Pool By    Weighted     Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Rate Reset         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                 19      $5,027,395       0.50%     7.027%       655   $264,600     82.80%     89.88%      54.91%     81.61%
 13 - 24              2,774     668,710,072      66.83      7.409        650    241,063     80.67      91.25       56.81      94.46
 25 - 36                714     158,305,800      15.82      7.351        651    221,717     80.49      89.47       55.14      94.63
 49 & Above             106      25,775,909       2.58      7.079        673    243,169     79.09      91.08       79.62      96.22
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                       Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Life Maximum Rate   Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below          97     $33,120,699       3.31%     5.818%       690   $341,451     76.82%     88.12%      81.96%     98.92%
 12.00 - 12.49%         200      69,873,648       6.98      6.278        673    349,368     78.10      91.43       77.29      98.14
 12.50 - 12.99%         717     205,696,372      20.56      6.776        669    286,885     78.71      91.54       60.18      96.66
 13.00 - 13.49%         639     162,512,892      16.24      7.233        656    254,324     79.89      92.44       54.04      97.34
 13.50 - 13.99%         915     200,127,334      20.00      7.702        639    218,718     80.91      90.60       46.82      94.22
 14.00 - 14.49%         486      91,733,183       9.17      8.207        635    188,751     82.81      90.48       50.65      90.29
 14.50 - 14.99%         379      68,003,234       6.80      8.687        618    179,428     85.91      88.78       60.05      83.74
 15.00 - 15.49%         125      18,415,694       1.84      9.197        596    147,326     86.41      87.43       65.38      85.53
 15.50 - 15.99%          51       7,406,032       0.74      9.653        593    145,216     89.03      89.33       59.87      94.37
 16.00% & Above           4         930,088       0.09     10.182        617    232,522     88.98      91.02       22.62     100.00
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                             Distribution by Margin

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
      Margin         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            7      $2,294,510       0.23%     6.187%       665   $327,787     78.93%     94.85%      78.49%     84.29%
 5.00 - 5.49%         1,678     483,041,161      48.28      6.976        661    287,867     78.15      91.98       57.96      96.63
 5.50 - 5.99%         1,014     216,387,801      21.63      7.685        639    213,400     81.47      88.77       56.08      93.20
 6.00 - 6.49%           608     109,229,539      10.92      8.148        636    179,654     85.93      89.89       56.86      88.89
 6.50 - 6.99%           231      36,756,841       3.67      8.437        636    159,121     89.03      91.51       55.37      91.26
 7.00% & Above           75      10,109,325       1.01      8.804        649    134,791     91.32      93.48       48.20      92.56
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


Selected Mortgage Loan Data(1)
------------------------------

                           The Group I Mortgage Loans

Scheduled Principal Balance:                                              $300,767,618
Number of Mortgage Loans:                                                        1,915
Average Scheduled Principal Balance:                                          $157,059
Weighted Average Gross Coupon:                                                   7.367%
Weighted Average Net Coupon: (2)                                                 6.857%
Weighted Average Current FICO Score:                                               638
Weighted Average Original LTV Ratio:                                             79.00%
Weighted Average Combined Original LTV with Silent Seconds:                      84.29%
Weighted Average Stated Remaining Term (months):                                   356
Weighted Average Seasoning (months):                                                 1
Weighted Average Months to Roll: (3)                                                26
Weighted Average Gross Margin: (3)                                                5.55%
Weighted Average Initial Rate Cap: (3)                                            2.99%
Weighted Average Periodic Rate Cap: (3)                                           1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                                13.42%
Weighted Average Back Debt to Income Ratio:                                      42.86%
Percentage of Loans with Silent Seconds:                                         27.59%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
 Current Principal     of      Principal     Principal    Gross     Current   Principal  Original    Silent      Pct.       Owner
      Balance        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         81      $3,329,034       1.11%     8.189%       613    $41,099     76.08%     79.91%      83.96%     83.09%
 $50,001 - $75,000      184      11,801,983       3.92      7.813        621     64,141     78.76      86.21       72.05      92.52
 $75,001 - $100,000     273      24,068,775       8.00      7.536        627     88,164     77.47      84.87       72.61      94.97
 $100,001 - $125,000    283      32,046,089      10.65      7.502        635    113,237     79.57      88.34       69.90      94.45
 $125,001 - $150,000    281      38,477,406      12.79      7.371        637    136,930     79.52      86.44       62.58      93.53
 $150,001 - $200,000    345      60,489,101      20.11      7.354        644    175,331     79.70      86.27       58.56      93.44
 $200,001 - $250,000    190      42,273,563      14.06      7.337        635    222,492     79.41      83.76       58.72      93.16
 $250,001 - $300,000    134      37,001,690      12.30      7.234        639    276,132     77.50      80.88       52.48      91.20
 $300,001 - $350,000     78      25,439,202       8.46      7.276        643    326,144     78.69      80.66       46.01      88.60
 $350,001 - $400,000     48      17,928,205       5.96      7.160        649    373,504     80.80      81.25       39.39      91.68
 $400,001 - $450,000     13       5,356,227       1.78      6.874        652    412,017     77.08      77.08       53.64      84.51
 $450,001 - $500,000      3       1,428,841       0.48      7.086        648    476,280     81.66      81.66       65.50      34.50
 $500,001 - $550,000      1         550,000       0.18      6.750        669    550,000     64.71      64.71      100.00     100.00
 $550,001 - $600,000      1         577,500       0.19      7.250        721    577,500     75.00      75.00      100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Current Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Current Rate      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            1        $200,000       0.07%     4.999%       754   $200,000     80.00%     80.00%     100.00%      0.00%
 5.00 - 5.49%            10       1,357,406       0.45      5.245        720    135,741     66.60      69.81       38.96     100.00
 5.50 - 5.99%            71      13,546,541       4.50      5.844        687    190,796     68.43      71.75       56.13      96.29
 6.00 - 6.49%            97      19,959,501       6.64      6.276        662    205,768     74.69      81.09       70.97      95.01
 6.50 - 6.99%           434      73,924,673      24.58      6.792        653    170,333     76.15      82.17       57.56      93.03
 7.00 - 7.49%           394      62,426,145      20.76      7.233        642    158,442     79.63      86.96       57.45      94.15
 7.50 - 7.99%           409      63,903,574      21.25      7.707        625    156,243     79.85      84.92       56.67      93.76
 8.00 - 8.49%           258      35,298,445      11.74      8.193        623    136,816     83.80      87.92       59.77      84.19
 8.50 - 8.99%           143      21,037,095       6.99      8.697        605    147,113     85.60      86.92       62.55      85.45
 9.00% & Above           98       9,114,238       3.03      9.333        583     93,002     85.10      86.50       79.38      92.97
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                          Distribution by Credit Score


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Credit Score        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above             86     $14,268,916       4.74%     6.871%       764   $165,918     77.28%     82.68%      48.16%     71.84%
 720 - 739               58       9,819,561       3.26      6.959        728    169,303     80.16      87.45       52.55      78.64
 700 - 719               96      15,472,651       5.14      7.098        709    161,173     81.81      86.88       40.90      77.74
 680 - 699              123      20,316,119       6.75      7.064        689    165,172     81.21      87.56       50.33      80.81
 660 - 679              202      34,810,765      11.57      7.013        668    172,331     78.42      84.93       49.28      91.23
 640 - 659              262      44,877,796      14.92      7.163        648    171,289     79.60      84.73       53.15      91.87
 620 - 639              241      39,441,566      13.11      7.358        629    163,658     79.80      86.05       63.78      97.78
 600 - 619              320      49,823,442      16.57      7.393        609    155,698     79.07      85.80       62.88      97.91
 580 - 599              235      32,494,473      10.80      7.764        589    138,274     78.39      83.26       69.55      95.04
 560 - 579              187      25,603,742       8.51      7.924        570    136,918     77.27      78.07       75.40      99.67
 540 - 559              105      13,838,587       4.60      8.443        550    131,796     75.22      76.42       76.92     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================




                              Distribution by Lien

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Lien               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Original LTV

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Original LTV      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         151     $23,736,570       7.89%     6.886%       640   $157,196     49.52%     49.52%      58.50%     88.30%
 60.01 - 70.00%         137      23,329,015       7.76      7.037        628    170,285     66.35      66.58       54.95      88.22
 70.01 - 80.00%       1,058     159,296,492      52.96      7.198        639    150,564     79.00      88.94       66.72      94.29
 80.01 - 85.00%         167      27,445,236       9.13      7.779        617    164,343     84.30      84.33       51.31      96.61
 85.01 - 90.00%         218      36,930,915      12.28      7.918        632    169,408     89.44      89.44       42.05      89.52
 90.01 - 95.00%         183      29,939,561       9.95      7.850        667    163,604     94.48      94.48       53.18      85.49
 95.01 - 100.00%          1          89,830       0.03      7.500        614     89,830    100.00     100.00      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                         Distribution by Documentation


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Documentation     Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                 1,225    $178,621,040      59.39%     7.383%       630   $145,813     78.67%     85.88%     100.00%     89.82%
 Stated                 678     120,437,862      40.04      7.338        650    177,637     79.51      81.97        0.00      95.57
 Limited                 12       1,708,717       0.57      7.793        641    142,393     77.97      81.44        0.00      85.08
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                            Distribution by Purpose


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Purpose         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi         1,039    $182,128,044      60.55%     7.330%       633   $175,292     77.95%     79.32%      47.51%     95.19%
 Purchase               748      97,128,525      32.29      7.452        649    129,851     81.19      94.51       79.18      85.56
 Rate/term Refi         128      21,511,050       7.15      7.301        629    168,055     78.04      80.21       70.58      95.37
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                           Distribution by Occupancy


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Occupancy       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       1,772    $276,992,932      92.10%     7.346%       634   $156,317     79.03%     84.76%      57.92%    100.00%
 Non Owner              130      21,901,455       7.28      7.618        690    168,473     78.34      78.41       75.54       0.00
 Second Home             13       1,873,231       0.62      7.608        660    144,095     83.04      83.04       87.41       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                         Distribution by Property Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Property Type       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family        1,490    $223,777,991      74.40%     7.392%       635   $150,187     79.30%     84.36%      58.91%     94.27%
 PUD                    206      38,323,778      12.74      7.301        641    186,038     78.32      84.98       65.33      93.36
 Condo                  138      20,948,665       6.97      7.205        661    151,802     77.70      86.29       65.50      82.28
 2 Family                71      15,033,637       5.00      7.455        640    211,741     79.84      81.18       38.55      78.56
 3-4 Family              10       2,683,547       0.89      7.065        664    268,355     69.50      70.07       83.36      44.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                             Distribution by State

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  State              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                     202     $51,943,033      17.27%     6.981%       650   $257,144     72.00%     74.69%      47.34%     84.29%
 IL                     149      23,669,653       7.87      7.403        642    158,857     80.49      83.54       42.99      88.02
 FL                     142      23,238,296       7.73      7.469        646    163,650     79.47      82.98       65.52      87.58
 MI                     120      14,589,580       4.85      7.465        643    121,580     84.89      88.87       41.81      97.42
 TX                     115      13,304,799       4.42      7.403        628    115,694     78.41      82.68       61.07      95.10
 NY                      69      12,806,294       4.26      7.456        629    185,598     76.38      78.12       49.51      87.98
 NJ                      48      11,130,513       3.70      7.357        623    231,886     78.75      80.14       39.25      97.47
 OH                     104      10,664,017       3.55      7.587        625    102,539     83.28      90.06       76.99      96.87
 OR                      58       9,958,675       3.31      7.126        650    171,701     79.95      87.00       67.70      93.70
 MN                      56       9,725,781       3.23      7.428        635    173,675     81.13      88.25       65.72      94.28
 Other                  852     119,736,977      39.81      7.480        633    140,536     80.68      88.46       68.78      95.38
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


                              Distribution by Zip

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Zip               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92114                    3      $1,290,500       0.43%     7.191%       655   $430,167     74.66%     74.66%      61.80%     55.25%
 92376                    4       1,221,550       0.41      7.031        661    305,388     81.45      81.45       29.88     100.00
 11717                    3       1,054,115       0.35      6.970        691    351,372     90.27      90.27       38.18     100.00
 90044                    3         903,813       0.30      7.849        697    301,271     76.49      76.49       70.70      29.30
 60107                    4         889,196       0.30      7.299        665    222,299     84.10      88.69       22.94     100.00
 11234                    3         852,795       0.28      6.898        603    284,265     56.86      56.86       70.71     100.00
 60804                    4         808,376       0.27      6.766        639    202,094     79.56      79.56       21.75     100.00
 97007                    5         805,513       0.27      7.634        645    161,103     78.08      86.22       58.26     100.00
 32738                    5         801,636       0.27      7.509        637    160,327     83.61      83.61       77.14     100.00
 90745                    2         793,940       0.26      7.060        711    396,970     90.34      90.34        0.00     100.00
 Other                1,879     291,346,184      96.87      7.372        637    155,054     78.99      84.41       59.84      92.26
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
  Remaining          Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Maturity          Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 43      $4,419,175       1.47%     6.910%       636   $102,772     62.69%     62.69%      56.48%     91.47%
 181 - 240                1          67,282       0.02      7.750        608     67,282     72.47      72.47        0.00     100.00
 241 - 360            1,871     296,281,161      98.51      7.374        638    158,354     79.25      84.61       59.45      92.10
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                       Distribution by Amortization Type

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Amortization Type    Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                667     $91,479,739      30.42%     7.605%       622   $137,151     81.10%     84.99%      52.29%     93.07%
2 YR ARM IO             493      90,019,540      29.93      7.353        645    182,595     79.77      88.35       69.08      88.56
30 YR FIXED             287      40,440,518      13.45      7.092        655    140,908     73.51      75.22       52.89      96.60
3 YR ARM IO             149      27,928,224       9.29      7.194        648    187,438     78.64      85.77       70.58      89.42
3 YR ARM                173      27,385,516       9.11      7.477        625    158,298     80.74      83.77       45.55      96.38
5 YR ARM IO              31       5,773,707       1.92      6.700        678    186,249     78.80      85.65       64.35      97.64
30 YR FIXED IO           32       5,505,420       1.83      7.496        638    172,044     76.19      81.87       85.66     100.00
15 YR FIXED              41       4,229,270       1.41      6.875        639    103,153     63.05      63.05       54.52      91.09
2 YR ARM BALLOON
  40/30                  15       2,625,015       0.87      7.263        646    175,001     84.29      93.83       72.22      77.07
5 YR ARM                  9       1,825,481       0.61      6.530        662    202,831     73.26      74.18       40.98     100.00
Other                    18       3,555,188       1.18      7.253        637    197,510     80.27      83.99       46.23      80.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                       Distribution by Interest Only Term


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of               Weighted             Weighted   Original
 Interest            Number                   Pool By    Weighted     Avg.      Avg.       Avg.     LTV with                 Pct.
   Only                of      Principal     Principal   Avg. Gross Current   Principal  Original    Silent    Pct. Full    Owner
   Term              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                    1,204    $170,346,727      56.64%     7.423%       632   $141,484     78.76%     81.96%      51.45%     94.12%
 60                     711     130,420,892      43.36      7.294        646    183,433     79.32      87.33       69.75      89.46
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
    Initial            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%             5      $1,039,000       0.35%     7.087%       636   $207,800     81.59%     83.98%      46.63%     65.30%
 1.51 - 2.00%             7       1,451,658       0.48      7.172        651    207,380     80.27      80.27       23.53      76.47
 2.51 - 3.00%         1,538     247,194,764      82.19      7.419        635    160,725     80.22      86.21       60.17      91.38
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%         1,550    $249,685,422      83.02%     7.417%       635   $161,087     80.23%     86.16%      59.90%     91.18%
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Rate Reset         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                 12      $2,490,658       0.83%     7.136%       645   $207,555     80.82%     81.82%      33.17%     71.81%
 13 - 24              1,175     184,124,294      61.22      7.477        633    156,702     80.50      86.76       60.78      90.64
 25 - 36                322      55,313,740      18.39      7.334        637    171,782     79.68      84.78       58.19      92.87
 49 & Above              41       7,756,730       2.58      6.669        673    189,189     77.52      83.24       59.58      98.25
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                       Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Life Maximum Rate   Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below          47      $9,007,934       2.99%     5.797%       682   $191,658     73.98%     79.46%      58.77%     96.03%
 12.00 - 12.49%          78      15,869,934       5.28      6.286        655    203,461     75.97      83.29       72.41      94.62
 12.50 - 12.99%         348      61,407,647      20.42      6.791        649    176,459     77.03      83.91       57.90      92.43
 13.00 - 13.49%         303      50,145,733      16.67      7.241        640    165,497     80.62      89.07       59.93      93.56
 13.50 - 13.99%         327      52,329,226      17.40      7.694        627    160,028     80.76      86.34       55.26      92.70
 14.00 - 14.49%         248      34,327,181      11.41      8.195        623    138,416     83.89      88.01       59.51      84.00
 14.50 - 14.99%         136      20,283,781       6.74      8.699        607    149,145     85.65      86.91       61.82      84.91
 15.00 - 15.49%          34       3,943,005       1.31      9.181        585    115,971     86.60      88.27       87.06      92.45
 15.50 - 15.99%          27       2,073,364       0.69      9.669        574     76,791     85.13      86.19       84.29      87.38
 16.00% & Above           2         297,617       0.10     10.375        609    148,809     86.80      93.20       31.99     100.00
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


                             Distribution by Margin


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
      Margin         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            2        $468,300       0.16%     6.280%       644   $234,150     74.78%     74.78%      76.98%     23.02%
 5.00 - 5.49%           645     111,034,427      36.92      6.914        639    172,146     75.73      84.68       66.57      91.79
 5.50 - 5.99%           481      78,263,907      26.02      7.574        631    162,711     81.25      85.70       52.50      92.84
 6.00 - 6.49%           279      42,279,173      14.06      8.019        634    151,538     86.49      89.05       58.47      87.33
 6.50 - 6.99%           109      13,816,166       4.59      8.374        633    126,754     88.11      90.46       54.74      89.76
 7.00% & Above           34       3,823,449       1.27      8.804        634    112,454     92.69      92.69       49.71      95.39
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                              $699,803,852
Number of Mortgage Loans:                                                        2,663
Average Scheduled Principal Balance:                                          $262,788
Weighted Average Gross Coupon:                                                   7.434%
Weighted Average Net Coupon: (2)                                                 6.924%
Weighted Average Current FICO Score:                                               654
Weighted Average Original LTV Ratio:                                             80.62%
Weighted Avg. Combined Original LTV with Silent Seconds:                         91.53%
Weighted Average Stated Remaining Term (months):                                   358
Weighted Average Seasoning (months):                                                 1
Weighted Average Months to Roll: (3)                                                26
Weighted Average Gross Margin: (3)                                                5.40%
Weighted Average Initial Rate Cap: (3)                                            2.99%
Weighted Average Periodic Rate Cap: (3)                                           1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                                13.37%
Weighted Average Back Debt to Income Ratio:                                      42.57%
Percentage of Loans with Silent Seconds:                                         57.84%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
 Current Principal     of      Principal     Principal    Gross     Current   Principal  Original    Silent      Pct.       Owner
      Balance        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below        128      $5,245,791       0.75%     8.495%       606    $40,983     74.68%     78.20%      84.91%     76.18%
 $50,001 - $75,000      199      12,677,774       1.81      8.374        610     63,707     81.84      87.12       72.77      91.45
 $75,001 - $100,000     206      18,095,270       2.59      8.093        612     87,841     81.37      87.65       69.95      95.34
 $100,001 - $125,000    243      27,295,558       3.90      8.032        619    112,327     81.11      88.35       72.60      93.75
 $125,001 - $150,000    226      31,274,233       4.47      7.875        629    138,382     81.68      90.67       62.92      95.69
 $150,001 - $200,000    365      63,487,911       9.07      7.832        631    173,939     81.21      90.19       59.44      94.57
 $200,001 - $250,000    278      62,471,611       8.93      7.649        644    224,718     81.63      92.98       46.18      95.35
 $250,001 - $300,000    225      61,880,331       8.84      7.439        656    275,024     81.53      94.40       52.18      95.56
 $300,001 - $350,000    141      45,955,444       6.57      7.370        660    325,925     81.26      94.51       44.01      96.51
 $350,001 - $400,000    112      42,066,185       6.01      7.355        662    375,591     81.39      94.50       47.24      95.56
 $400,001 - $450,000    118      50,314,495       7.19      7.381        664    426,394     81.66      91.39       45.83      93.11
 $450,001 - $500,000     71      33,774,627       4.83      7.288        659    475,699     80.39      90.92       43.78      92.92
 $500,001 - $550,000     79      41,303,426       5.90      7.137        673    522,828     81.53      91.80       57.05      93.59
 $550,001 - $600,000     65      37,402,022       5.34      7.288        648    575,416     81.28      90.90       57.11     100.00
 $600,001 - $650,000     28      17,588,973       2.51      7.103        663    628,178     80.66      94.87       61.06      96.53
 $650,001 - $700,000     28      18,930,773       2.71      7.177        672    676,099     80.61      93.95       53.49      96.49
 $700,001 & Above       151     130,039,425      18.58      6.999        674    861,188     77.78      90.01       68.14      99.44
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Current Rate

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Current Rate      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%             2        $764,800       0.11%     5.053%       666   $382,400     80.00%    100.00%     100.00%    100.00%
 5.50 - 5.99%            61      29,335,349       4.19      5.835        691    480,907     75.81      86.66       91.76     100.00
 6.00 - 6.49%           133      58,365,339       8.34      6.270        681    438,837     77.99      92.16       78.77      98.38
 6.50 - 6.99%           402     154,788,765      22.12      6.767        679    385,047     79.28      94.06       61.40      98.44
 7.00 - 7.49%           347     114,347,227      16.34      7.229        663    329,531     79.54      93.69       51.95      99.05
 7.50 - 7.99%           748     171,644,279      24.53      7.709        641    229,471     80.49      90.47       45.34      95.04
 8.00 - 8.49%           385      76,428,957      10.92      8.207        635    198,517     82.24      90.35       46.85      94.09
 8.50 - 8.99%           403      66,248,193       9.47      8.682        617    164,388     85.77      88.96       58.60      86.55
 9.00% & Above          182      27,880,943       3.98      9.371        598    153,192     87.21      88.11       59.14      89.52
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================

                          Distribution by Credit Score


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Credit Score        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above            143     $49,604,090       7.09%     6.997%       762   $346,882     81.10%     94.00%      55.17%     86.76%
 720 - 739               83      32,664,742       4.67      7.028        728    393,551     80.30      95.51       47.32      93.91
 700 - 719              162      61,960,707       8.85      6.951        709    382,474     80.19      94.14       46.45      92.62
 680 - 699              209      70,306,539      10.05      7.256        688    336,395     81.18      96.70       47.67      97.20
 660 - 679              311      98,481,725      14.07      7.060        669    316,661     80.10      93.35       52.80      96.88
 640 - 659              382     113,079,676      16.16      7.362        648    296,020     81.38      94.13       43.35      97.46
 620 - 639              291      73,233,491      10.46      7.572        629    251,661     82.00      90.36       66.84      93.91
 600 - 619              386      86,787,733      12.40      7.720        610    224,839     80.85      89.69       69.25      97.48
 580 - 599              324      57,854,543       8.27      8.029        589    178,563     79.65      86.26       73.80      98.41
 560 - 579              219      33,854,734       4.84      8.321        569    154,588     80.17      80.91       70.56      97.92
 540 - 559              153      21,975,871       3.14      8.467        549    143,633     75.69      76.06       69.50     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                              Distribution by Lien


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Lien               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Original LTV


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Original LTV      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         106     $16,578,716       2.37%     7.449%       615   $156,403     51.20%     53.01%      68.27%     93.39%
 60.01 - 70.00%          97      32,094,397       4.59      7.145        638    330,870     66.91      71.25       65.97      92.41
 70.01 - 80.00%       1,700     499,112,901      71.32      7.199        661    293,596     79.50      94.44       57.28      98.20
 80.01 - 85.00%         170      32,643,741       4.66      8.118        611    192,022     84.31      84.31       46.56      91.48
 85.01 - 90.00%         304      63,443,862       9.07      8.383        629    208,697     89.69      89.79       53.38      90.01
 90.01 - 95.00%         279      54,371,265       7.77      8.207        661    194,879     94.66      94.66       53.05      85.83
 95.01 - 100.00%          7       1,558,971       0.22      8.267        636    222,710    100.00     100.00       48.20     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                         Distribution by Documentation


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Documentation     Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                 1,596    $397,048,181      56.74%     7.314%       646   $248,777     80.20%     91.78%     100.00%     93.55%
 Stated               1,051     298,900,538      42.71      7.590        663    284,396     81.15      91.25        0.00      98.76
 Limited                 16       3,855,133       0.55      7.602        649    240,946     82.86      87.84        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                            Distribution by Purpose


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Purpose         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase             1,692    $477,859,755      68.28%     7.329%       667   $282,423     80.82%     96.10%      60.28%     95.85%
 Cashout Refi           868     203,775,368      29.12      7.651        626    234,764     80.01      81.57       47.92      95.52
 Rate/term Refi         103      18,168,729       2.60      7.737        619    176,395     82.39      83.28       62.47      97.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                           Distribution by Occupancy


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Occupancy       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       2,504    $670,490,944      95.81%     7.403%       652   $267,768     80.50%     91.89%      55.40%    100.00%
 Non Owner              138      24,951,605       3.57      8.095        687    180,809     83.29      83.41       90.70       0.00
 Second Home             21       4,361,303       0.62      8.300        668    207,681     83.46      83.46       68.50       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                         Distribution by Property Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Property Type       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family        1,891    $461,715,288      65.98%     7.451%       650   $244,165     80.52%     90.76%      54.92%     96.06%
 PUD                    458     150,247,589      21.47      7.380        656    328,052     80.79      92.64       65.06      96.39
 Condo                  214      56,775,478       8.11      7.394        668    265,306     80.21      94.31       55.56      94.41
 2 Family                90      26,577,965       3.80      7.544        676    295,311     83.11      93.60       38.12      92.19
 3-4 Family              10       4,487,532       0.64      7.292        680    448,753     76.64      86.20       90.64      90.08
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                             Distribution by State


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  State              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                     705    $313,614,614      44.81%     7.081%       671   $444,843     79.37%     92.77%      55.95%     96.02%
 FL                     220      52,636,735       7.52      7.722        656    239,258     81.38      91.31       55.97      91.07
 IL                     155      32,553,824       4.65      7.993        624    210,025     83.21      88.27       43.66      98.14
 NY                     105      31,740,185       4.54      7.527        657    302,287     81.74      90.84       45.99      94.72
 MD                      60      19,540,747       2.79      7.716        635    325,679     81.41      90.82       58.78      96.73
 NJ                      53      18,112,505       2.59      7.504        658    341,745     82.10      90.39       33.45      98.82
 GA                      85      17,112,112       2.45      7.748        636    201,319     80.75      94.52       66.53     100.00
 TX                     128      15,736,651       2.25      7.785        625    122,943     80.77      89.31       62.48      97.40
 OH                     132      15,315,147       2.19      7.962        626    116,024     85.66      92.05       64.53      96.46
 NV                      52      15,101,487       2.16      7.375        656    290,413     78.63      93.49       53.98      99.01
 Other                  968     168,339,845      24.06      7.726        634    173,905     81.45      89.95       63.28      95.31
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                              Distribution by Zip

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Zip               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92336                   10      $4,110,997       0.59%     7.390%       646   $411,100     81.65%     91.60%      48.89%    100.00%
 92201                    8       3,604,700       0.52      6.905        662    450,588     80.20      94.65       56.97     100.00
 92127                    4       3,199,569       0.46      6.451        637    799,892     78.55      87.76       71.91     100.00
 93536                    9       3,110,856       0.44      7.305        658    345,651     82.05      94.35       40.98      87.00
 92882                    5       2,875,522       0.41      7.157        647    575,104     79.89      94.46       57.33      87.76
 91007                    3       2,691,873       0.38      6.489        694    897,291     74.56      90.00       44.58     100.00
 91914                    6       2,480,200       0.35      7.275        669    413,367     80.00      98.47       28.31     100.00
 95136                    4       2,431,000       0.35      7.236        658    607,750     79.99      91.18       24.68     100.00
 95127                    4       2,169,188       0.31      6.536        702    542,297     78.27      91.37       80.27     100.00
 95023                    3       2,120,000       0.30      6.979        706    706,667     80.00     100.00       73.58     100.00
 Other                2,607     671,009,946      95.89      7.453        653    257,388     80.66      91.46       56.92      95.74
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                  Distribution by Remaining Months to Maturity


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
  Remaining          Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Maturity          Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 39      $3,706,016       0.53%     7.769%       626    $95,026     74.49%     76.02%      40.54%     93.91%
 181 - 240                2         114,815       0.02      8.424        612     57,407     76.56      76.56      100.00     100.00
 241 - 360            2,622     695,983,021      99.45      7.432        654    265,440     80.66      91.62       56.82      95.82
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                       Distribution by Amortization Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Amortization Type    Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM IO          1,015    $366,987,347      52.44%     7.255%       665   $361,564     80.23%     94.27%      56.06%     96.11%
 2 YR ARM               562     112,414,149      16.06      7.793        628    200,025     82.38      88.66       52.42      95.10
 3 YR ARM IO            246      73,390,670      10.49      7.311        668    298,336     80.76      93.55       51.45      96.17
 30 YR FIXED            493      71,649,882      10.24      7.782        631    145,334     80.14      82.39       57.63      95.30
 3 YR ARM               145      29,101,391       4.16      7.477        636    200,699     81.37      87.93       59.58      94.01
 5 YR ARM IO             51      15,598,670       2.23      7.253        680    305,856     80.08      95.74       89.38      94.63
 30 YR FIXED IO          65      15,292,657       2.19      8.090        620    235,272     79.25      85.13       82.01      98.03
 2 YR ARM BALLOON
  40/30                  23       5,684,282       0.81      7.535        630    247,143     80.68      93.97       58.09     100.00
 15 YR FIXED             36       3,338,361       0.48      7.753        624     92,732     74.21      75.50       41.42      93.23
 5 YR ARM                14       2,420,509       0.35      7.271        629    172,893     77.70      86.17       80.89     100.00
 Other                   13       3,925,934       0.56      7.247        662    301,995     82.76      95.43       72.80      94.34
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                       Distribution by Interest Only Term

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of               Weighted             Weighted   Original
 Interest            Number                   Pool By    Weighted     Avg.      Avg.       Avg.     LTV with                 Pct.
   Only                of      Principal     Principal   Avg. Gross Current   Principal  Original    Silent    Pct. Full    Owner
   Term              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                    1,279    $226,362,358      32.35%     7.739%       630   $176,984     81.35%     86.54%      55.55%     95.11%
 60                   1,384     473,441,494      67.65      7.287        665    342,082     80.28      93.92       57.31      96.15
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
    Initial            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%             6      $2,314,382       0.33%     6.731%       666   $385,730     84.24%     98.54%      73.97%    100.00%
 1.51 - 2.00%             1         222,355       0.03      8.875        654    222,355     90.00      90.00      100.00       0.00
 2.51 - 3.00%         2,056     605,597,018      86.54      7.375        657    294,551     80.73      92.84       55.97      95.84
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%         2,063    $608,133,755      86.90%     7.373%       657   $294,781     80.75%     92.86%      56.06%     95.82%
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Rate Reset         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                  7      $2,536,737       0.36%     6.919%       665   $362,391     84.75%     97.79%      76.25%     91.23%
 13 - 24              1,599     484,585,779      69.25      7.383        656    303,056     80.73      92.96       55.30      95.91
 25 - 36                392     102,992,060      14.72      7.360        659    262,735     80.93      91.99       53.50      95.58
 49 & Above              65      18,019,179       2.57      7.256        673    277,218     79.76      94.45       88.24      95.35
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                       Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Life Maximum Rate   Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below          50     $24,112,765       3.45%     5.826%       692   $482,255     77.89%     91.36%      90.62%    100.00%
 12.00 - 12.49%         122      54,003,714       7.72      6.275        679    442,653     78.73      93.83       78.73      99.18
 12.50 - 12.99%         369     144,288,725      20.62      6.769        678    391,026     79.42      94.78       61.15      98.47
 13.00 - 13.49%         336     112,367,159      16.06      7.229        663    334,426     79.56      93.94       51.41      99.03
 13.50 - 13.99%         588     147,798,108      21.12      7.704        644    251,357     80.97      92.10       43.84      94.76
 14.00 - 14.49%         238      57,406,003       8.20      8.214        642    241,202     82.17      91.97       45.36      94.05
 14.50 - 14.99%         243      47,719,453       6.82      8.682        623    196,376     86.01      89.58       59.30      83.24
 15.00 - 15.49%          91      14,472,689       2.07      9.202        599    159,041     86.35      87.20       59.48      83.65
 15.50 - 15.99%          24       5,332,668       0.76      9.646        600    222,194     90.55      90.55       50.37      97.09
 16.00% & Above           2         632,471       0.09     10.091        622    316,236     90.00      90.00       18.21     100.00
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                             Distribution by Margin


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
      Margin         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            5      $1,826,210       0.26%     6.163%       671   $365,242     79.99%     99.99%      78.87%    100.00%
 5.00 - 5.49%         1,033     372,006,735      53.16      6.994        667    360,123     78.87      94.16       55.39      98.08
 5.50 - 5.99%           533     138,123,893      19.74      7.748        644    259,144     81.59      90.52       58.10      93.41
 6.00 - 6.49%           329      66,950,366       9.57      8.229        637    203,497     85.57      90.43       55.84      89.88
 6.50 - 6.99%           122      22,940,675       3.28      8.475        638    188,038     89.59      92.14       55.75      92.16
 7.00% & Above           41       6,285,876       0.90      8.804        659    153,314     90.49      93.97       47.28      90.84
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.